As filed with the Securities and Exchange Commission on April 29, 2002
                                                     Registration Nos. 033-89028
                                                                       811-08964

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                        Pre-Effective Amendment No.                          [ ]
                                                    ----

                        Post-Effective Amendment No. 12                      [X]
                                                    ----
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

                                Amendment No. 15                             [X]
                                             ----

                          IL ANNUITY AND INSURANCE CO.
                          ----------------------------
                               SEPARATE ACCOUNT 1
                               ------------------
                           (Exact Name of Registrant)

                        IL ANNUITY AND INSURANCE COMPANY
                        --------------------------------
                               (Name of Depositor)

             2960 North Meridian Street, Indianapolis, Indiana 46208
             -------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (317) 927-6500

Name and Address of Agent for Service:           Copy to:
Lee A. Schott, Esq., Vice President              Mary Jane Wilson-Bilik, Esq.
AmerUs Life Insurance Group                      Sutherland Asbill & Brennan LLP
611 Fifth Avenue., Liberty Building              1275 Pennsylvania Avenue, N.W.
Des Moines, IA  50309-2499                       Washington, D.C.  20004-2415

                 Approximate date of proposed public offering:
               As soon as practicable after effectiveness of the
                             Registration Statement.

                               -------------------

         It is proposed that this filing will become effective:
         |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2002 pursuant to paragraph (b) of Rule 485
         |_| 60 days after filing pursuant to paragraph (a) of Rule 485 |_| on ________pursuant to paragraph (a) of the Rule 485

           Title of securities being registered: Units of Interests in a separate account under flexible premium deferred variable annuity contracts and the guarantee of IL Annuity and Insurance Co. relating thereto.

                             PROSPECTUS: MAY 1, 2002
                                    VISIONARY


                                [Logo] VISIONARY


Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Visionary variable annuity.


To learn more about the Visionary Contract, you may want to refer to the Statement of Additional Information dated May 1, 2002 (known as the "SAI"). For a free copy of the SAI, contact us at:

   IL Annuity Variable Administration


   2960 North Meridian Street

   Indianapolis, IN  46208
   OR
   P.O. Box 6012
   Indianapolis, IN  46206-6012
   Telephone: 1-888-232-6486 (toll-free)
   FAX:  1-800-334-2023
   (Monday-Friday 8:00 A.M. - 4:00 P.M. Eastern Standard Time)


We have filed the SAI with the U.S. Securities and Exchange Commission ("SEC") and have incorporated it by reference into this prospectus (It is legally part of this prospectus.) The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy these materials at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC's public reference room.

VARIABLE ANNUITY CONTRACTS INVOLVE CERTAIN RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT.


o The investment performance of the underlying portfolios in which the variable accounts invest will vary.

o  We do not guarantee how any of the underlying portfolios will perform.


o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.


o Neither the U.S. Government nor any federal agency insures your investment in the Contract.


FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY issued by

IL ANNUITY AND INSURANCE COMPANY
through the

IL ANNUITY AND INSURANCE CO.
SEPARATE ACCOUNT 1

The Visionary Contract (the "Contract") has 15 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and 14 variable accounts that invest in the following portfolios:


THE ALGER AMERICAN FUND
o  MidCap Growth
o  Small Capitalization

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") (INITIAL CLASS)
o  Asset Manager
o  Contrafund(R)
o  Equity-Income
o  Growth
o  Index 500
o  Investment Grade Bond
o  Money Market

OCC ACCUMULATION TRUST
o  Managed
o  Small Cap

T. ROWE PRICE FIXED INCOME SERIES, INC.
o  Limited-Term Bond

T. ROWE PRICE INTERNATIONAL SERIES, INC.
o  International Stock

VAN ECK WORLDWIDE INSURANCE TRUST
o  Worldwide Hard Assets


NOTE: THE MATURITY BENEFIT DESCRIBED IN THIS PROSPECTUS IS NOT AVAILABLE IF YOU
      PURCHASED THIS CONTRACT AFTER DECEMBER 31, 2001.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                           Page
                                                           ----
GLOSSARY................................................     3
HIGHLIGHTS..............................................     4
        The Contract....................................     4
        Who Should Purchase the Contract?...............     4
        How to Invest...................................     5
        Cancellation -- the Free-Look Period............     5
        Investment Options..............................     5
        Transfers.......................................     5
        Access to Your Money............................     6
        Death Benefit...................................     6
        Maturity Benefit................................     6
        Fees and Charges................................     6
        Annuity Provisions..............................     7
        Federal Tax Status..............................     7
        Inquiries.......................................     7
FEE TABLE...............................................     8
        Condensed Financial Information.................    10
ABOUT IL ANNUITY AND THE SEPARATE ACCOUNT...............    10
        IL Annuity and Insurance Company................    10
        IL Annuity and Insurance Co. Separate
             Account 1..................................    11
THE PORTFOLIOS..........................................    11
        Investment Objectives of the Portfolios.........    12
        Availability of the Funds.......................    13
THE PAY-IN PERIOD.......................................    13
        Purchasing a Contract...........................    13
        Premium Payments................................    14
        Cancellation-- the Free-Look Period.............    14
        Tax-Free "Section 1035" Exchanges...............    14
        Designating Your Investment Options.............    14
YOUR CONTRACT VALUE.....................................    15
        Separate Account Value..........................    15
TRANSFERS BETWEEN INVESTMENT
        OPTIONS.........................................    16
        General.........................................    16
        Telephone and Faxed Transfer Requests...........    16
        Excessive Trading Limits........................    16
        Transfer Fee....................................    17
        Dollar-Cost Averaging...........................    17
        Interest Sweep..................................    17
        Automatic Account Balancing Service.............    17
ACCESS TO YOUR MONEY....................................    18
        Full Withdrawals................................    18
        Partial Withdrawals.............................    18
        Systematic Withdrawal Program...................    19
        Full and Partial Withdrawal Restrictions........    19
        Restrictions on Distributions from Certain
             Types of Contracts.........................    19
CONTRACT LOANS..........................................    19
DEATH BENEFITS..........................................    20
        Death Benefit Before the Annuity Start Date.....    20
        Distribution Upon the Owner's Death.............    20
        Distribution Upon the Death of The Annuitant....    21
        Death of Payee on or After the Annuity Start
             Date.......................................    21
THE MATURITY BENEFIT....................................    21
FEES AND CHARGES........................................    23
        Withdrawal Charge (Contingent Deferred Sales
             Charge)....................................    23
        Contract Fee....................................    24
        Asset-Based Administration Charge...............    24
        Mortality and Expense Risk Charge...............    25
        Transfer Fee....................................    25
        Portfolio Fees and Charges......................    25
        Premium Taxes...................................    25
        Other Taxes.....................................    25
THE PAYOUT PERIOD.......................................    25
        The Annuity Start Date..........................    26
        Annuity Payout Plans............................    26
        Determining the Amount of Your Annuity
             Payment....................................    26
        Fixed Annuity Payments..........................    26
        Variable Annuity Payments.......................    27
        Annuity Unit Value..............................    27
        Transfers.......................................    27
        Description of Annuity Payout Plans.............    27
THE FIXED ACCOUNT.......................................    28
        Fixed Account Value.............................    28
        Fixed Account Transfers.........................    29
        Payment Deferral................................    29
INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS.........    29
        IMSA............................................    30
VOTING RIGHTS...........................................    30
        Taxation of Non-Qualified Contracts.............    31
        Taxation of Qualified Contracts.................    32
        Other Tax Issues................................    33
        Our Income Taxes................................    33
        Possible Tax Law Changes........................    33
OTHER INFORMATION.......................................    33
        Holidays........................................    33
        Payments........................................    34
        State Variations................................    34
        Modification....................................    34
        Distribution of the Contracts...................    34
        Legal Proceedings...............................    35
        Reports to Owners...............................    35
        Inquiries.......................................    35
        Financial Statements............................    35
STATEMENT OF ADDITIONAL INFORMATION TABLE OF
        CONTENTS........................................    36
APPENDIX A..............................................    38

--------------------------------------------------------------------------------
GLOSSARY
--------------------------------------------------------------------------------

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT -- The measurement we use before the Annuity Start Date to calculate the value of each variable account at the end of each Valuation Day.


ANNUITANT -- You are the annuitant, unless you state otherwise in your application. The annuitant is the person (or persons) whose life (or lives) we use to determine the dollar amount and duration of the annuity payments that we will pay under the Contract and whose death determines the death benefit. Unless we permit otherwise, you may not change the annuitant you name in the application unless you transfer ownership of the contract


ANNUITY START DATE -- The date when we start making annuity payments under the Contract. (The term "Annuity Commencement Date" is used in the Contract.)

ANNUITY UNIT -- The measurement we use to calculate the value of your annuity payments if you choose to receive annuity payments from the variable accounts.


BENEFICIARY -- The person you name to receive the death benefit if the annuitant dies during the pay-in period. If there are joint owners, and one joint owner dies before the Annuity Start Date, then the surviving joint owner becomes the sole beneficiary.


BUSINESS DAY -- Each day on which the New York Stock Exchange is open for business, except for the holidays listed in this prospectus under "Holidays." (The term "Valuation Date" is used in the Contract.)

COMPANY ("WE," "US," "OUR," AND "IL ANNUITY") -- IL Annuity and Insurance
Company.

CONTRACT ANNIVERSARY -- The same date in each year as the date of issue.

CONTRACT VALUE -- The total amount you have accumulated under the Contract. It is equal to the money you have under the Contract in the separate account and the fixed account.

DATE OF ISSUE -- The date we issue your Contract. It is shown on the specifications page of the Contract. We measure contract years and contract anniversaries from the date of issue, and it is the date on which the first contract year begins.

DUE PROOF OF DEATH -- Proof of death that we find satisfactory, such as a certified copy of the death record, or a certified copy of a court decree reciting a finding of death.

ELIGIBLE PREMIUM PAYMENT -- That part of any premium payment that you allocate to a particular Eligible Variable Account at the time of payment, provided payment was made at least ten (10) years before the Maturity Benefit Date.

ELIGIBLE VARIABLE ACCOUNT -- Variable accounts the Company designates to be guaranteed by the Maturity Benefit. Currently all variable accounts are so designated.

FIXED ACCOUNT -- An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account.


FREE WITHDRAWAL AMOUNT -- The amount that may be withdrawn from the Contract without being assessed a withdrawal charge.


FUNDS -- The open-end management investment companies listed on the front page of this Prospectus. This Contract allows you to invest in certain investment portfolios of the Funds.


MATURITY BENEFIT -- A guarantee we provide regarding your Contract's value in the variable accounts on the Maturity Benefit Date. This feature is not available if you purchased this contract after December 31, 2001.


MATURITY BENEFIT DATE -- The later of the annuitant's age 70 or 10 years after the date of issue. Special rules apply to joint owners.

NET PREMIUM PAYMENT -- A premium payment less any applicable premium taxes.

OWNER OR OWNERS ("YOU" OR "YOUR") -- The person(s) having the privileges of ownership stated in the Contract. Joint owners may be permitted.

PAYEE -- The person(s) entitled to receive annuity payments. You may name a "Successor Payee" to receive any guaranteed annuity payments after the death of the sole surviving payee.

PAY-IN PERIOD -- The period that begins when we issue your Contract and ends on the Annuity Start Date. During the pay-in period, earnings accumulate on a tax-deferred basis.


PAYOUT PERIOD -- The period that begins on the Annuity Start Date during which you receive annuity payments based on the money you have accumulated under your Contract.

PAYOUT PLAN -- The arrangement you choose under which we pay annuity payments to you after the Annuity Start Date. You may choose whether the dollar amount of the payments you receive will be fixed, or will vary with the investment experience of the variable accounts in which you are invested at that time.

PORTFOLIO -- A separate investment portfolio of a Fund in which a variable account invests.

QUALIFIED CONTRACT -- A Contract issued in connection with retirement plans that qualify for special federal income tax treatment under sections 401(a), 403(b), 408, 408A or 457 of the tax code.


SEPARATE ACCOUNT -- IL Annuity and Insurance Co. Separate Account 1, a separate investment account divided into variable accounts that we established to receive and invest the premium payments we receive under the Contract. Assets in the separate account are not part of our general account.

TAX CODE-- The Internal Revenue Code of 1986, as amended.

VARIABLE ACCOUNT -- A subdivision of the separate account that invests exclusively in shares of a single portfolio of a Fund. The investment performance of each variable account is linked directly to the investment performance of the portfolio in which it invests.


VARIABLE ADMINISTRATIVE OFFICE --The mailing address for the Variable Administrative Office is 2960 North Meridian Street, Indianapolis, IN 46208 or P.O. Box 6012, Indianapolis, IN 46206-6012. You can call the Variable Administrative Office at 1-888-232-6486 (toll-free), or send a fax to the Variable Administrative Office at 1-800-334-2023.


WRITTEN REQUEST -- Your signed written notice or request. We must receive your written request at the Variable Administrative Office and it must be in a form we find satisfactory.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

These highlights provide only a brief overview of the more important features of the Visionary Contract. More detailed information about the Contract appears later in this prospectus. Please read this prospectus carefully.

THE CONTRACT

An annuity is a contract where you agree to make one or more premium payments to us and, in return, we agree to pay a series of payments to you at a later date chosen by you. The Visionary Contract is a special kind of annuity that is:

o  FLEXIBLE PREMIUM--you may add premium payments at any time.


o TAX-DEFERRED--you generally do not have to pay taxes on earnings until you take money out by full or partial cash withdrawals, or we make annuity payments to you, or we pay the death benefit.


o VARIABLE--its value fluctuates with the performance of the mutual fund portfolios in which you invest. You bear the investment risk on the amounts you invest.

o AVAILABLE WITH RETIREMENT PLANS--you may purchase this annuity in connection with retirement plans, including those that qualify for favorable federal tax treatment.

Like all deferred annuities, the Contract has two phases: the "pay-in" period and the "payout" period. During the pay-in period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-deferred. The payout period begins once you start receiving regular annuity payments from your contract value. The money you can accumulate during the pay-in period, as well as the annuity payout plan you choose, will determine the dollar amount of any annuity payments you receive.


If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, you should carefully consider the costs and benefits of the Contract (including the annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides tax-sheltered growth.


WHO SHOULD PURCHASE THE CONTRACT?


We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, 401(k), 403(b) OR 457 Plans, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.


HOW TO INVEST

You may purchase the Contract with a single payment of $1,000 or more under most circumstances. We will not issue a Contract if you are older than age 85 on the date of issue.


You can pay additional premiums of $1,000 or more with some limitations. Send your premium payments to the Variable Administrative Office, 2960 North Meridian Street, Indianapolis, IN 46208 or P.O. Box 6012, Indianapolis, IN 46206-6012. You can call the Variable Administrative Office at 1-888-232-6486 (Toll Free), or send a fax to the Variable Administrative Office at 1-800-334-2023.


CANCELLATION -- THE FREE-LOOK PERIOD

After you receive your Contract, you have a limited period of time during which you may cancel your Contract and receive a refund. This period of time is referred to as a "free-look" period and is established by state law. Usually, this period is either 10 or 20 days. Depending on your state of residence, if you cancel your Contract during the "free-look" period you will generally receive: 1) the value of your Contract as of the date we receive your notice of cancellation at the Variable Administrative Office; OR 2) the greater of: a) the total of any premium payments you have made, or b) the value of your Contract as of the date we receive your notice of cancellation at the Variable Administrative Office. Please return your Contract with your notice of cancellation. We will pay the refund within 7 days after we receive the Contract and written request for cancellation at the Variable Administrative Office. The Contract will be deemed void once we issue your refund.

If your state requires that we return your premium payments, we will put your premium payment(s) into the Money Market variable account for fifteen days following the date of issue. See "Cancellation--The Free-Look Period".

INVESTMENT OPTIONS

You may invest your money in any of 14 portfolios by directing it into the corresponding variable account. The portfolios now available to you under the Contract are:

THE ALGER AMERICAN FUND
o  MidCap Growth
o  Small Capitalization

FIDELITY VIP FUNDS (INITIAL CLASS)
o  Asset Manager
o  Contrafund(R)
o  Equity-Income
o  Growth
o  Index 500
o  Investment Grade Bond
o  Money Market

OCC ACCUMULATION TRUST
o  Managed
o  Small Cap

T. ROWE PRICE FIXED INCOME SERIES, INC.
o  Limited-Term Bond

T. ROWE PRICE INTERNATIONAL SERIES, INC.
o  International Stock

VAN ECK WORLDWIDE INSURANCE TRUST
o  Worldwide Hard Assets

Each variable account invests exclusively in shares of one portfolio of a Fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in the prospectuses for the Funds that accompany this prospectus.

Depending on market conditions, you can make or lose money in any of the variable accounts. We reserve the right to offer other investment choices in the future.

The value of your investment in the variable accounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted.


You may also direct your money to the fixed account and receive a guaranteed rate of return. Money you place in the fixed account will earn interest for one -year periods at a fixed rate that is guaranteed by us never to be less than 3.0%.


TRANSFERS

You have the flexibility to transfer assets within your Contract. At any time during the pay-in period, you may transfer amounts among the variable accounts and between the fixed account and any variable account. Certain restrictions apply to transfers to and from the fixed account. Transfers may reduce the value of the Maturity Benefit guarantee.

Transfers to the fixed account must be at least $1,000. During the pay-in period, you may transfer up to 20% of the fixed account value, as determined at the beginning of the contract year, from the fixed account to one or more of the variable accounts in any contract year. We do not charge a fee for transfers from the fixed account to one or more variable accounts, nor do we consider such transfers to be transfers for purposes of assessing a transfer charge.

You may make 12 free transfers each contract year from and among the variable accounts. We impose a $25 charge per transfer on each transfer after the twelfth during a contract year before the Annuity Start Date. Transfers from the fixed account are always free of charge.

Once you begin to receive annuity payments, you may make one transfer among the variable accounts each contract year.

ACCESS TO YOUR MONEY

During the pay-in period, you may receive a cash withdrawal of all or part of your contract value by sending a written request to the Variable Administrative Office. The minimum amount you can withdraw is $250.

Your cash withdrawal may be subject to a withdrawal charge, if you withdraw premium payments during the first nine contract years. In any contract year after the first contract year, you may withdraw a portion of your contract value, called the free withdrawal amount, without incurring a withdrawal charge. Withdrawals may reduce the value of the Maturity Benefit guarantee.

You may have to pay federal income taxes on amounts you withdraw, and a federal penalty tax may be assessed on any money you withdraw from the Contract before age 59 1/2. Access to amounts held in Qualified Contracts may be restricted or prohibited.

DEATH BENEFIT

We will pay the death benefit to the beneficiary on the annuitant's death before the Annuity Start Date.

The death benefit will equal the greater of:

o the sum of premium payments made under the Contract, less partial withdrawals as of the date we determine the death benefit; or
o  the contract value as of the date we determine the death benefit.

In determining the death benefit, we will also subtract any premium taxes that apply.

MATURITY BENEFIT


The Maturity Benefit is not available if you purchased this Contract after December 31, 2001.


The Maturity Benefit guarantees a minimum value in the variable accounts on the later of the annuitant's 70th birthday, or the Contract's tenth anniversary, provided certain conditions are met. The Maturity Benefit is based on the premium payments that are directed into the Eligible Variable Accounts at the time of payment, reduced by adjusted withdrawals and transfers, provided the payment is made before the Maturity Benefit Date.

We will not credit your Contract with any Maturity Benefit if you elect to receive annuity payments before the Maturity Benefit Date.

Transfers and withdrawals from an Eligible Variable Account will reduce the value of the Maturity Benefit.

FEES AND CHARGES

WITHDRAWAL CHARGE. We will deduct a withdrawal charge if you withdraw all or part of your contract value during the first nine complete contract years. The amount of the withdrawal charge depends upon the number of years since we issued your Contract. The withdrawal charge is 7% in the first six complete contract years, decreasing to 6% in the seventh complete contract year, and then declining by 2% in each subsequent contract year, until it is zero in contract year ten.

We do not assess a withdrawal charge on the death benefit or on annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.


The withdrawal charge may be waived in cases of extended hospitalization, long-term care, terminal illness, or to pay for post -secondary education, as provided in the Contract.


CONTRACT FEE. We deduct a quarterly contract fee of $7.50 from your contract value at the end of each contract quarter during the pay-in period and on the date of full withdrawal. Certain exceptions apply.

TRANSFER FEE. You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer from and among the variable accounts after the twelfth during a contract year before the Annuity Start Date. Transfers from the fixed account are always free of charge.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily mortality and expense risk charge from your value in the variable accounts at an annual rate of 1.25%. We will continue to deduct this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily administrative charge from your value in the variable account at an annual rate of 0.15%. We will continue to assess this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

PREMIUM TAXES. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires us to pay the tax. If necessary, we will make the deduction either: (a) from premium payments as we receive them, (b) from your contract value upon partial or full withdrawal, (c) when annuity payments begin, or (d) upon payment of a death benefit.

PORTFOLIO FEES AND CHARGES. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. You pay these fees indirectly.


For 2001, these charges ranged from 0.28% to 1.15%. See the Fee Table in this Prospectus and the prospectuses for the portfolios.


COMPENSATION. For information concerning compensation paid for the sale of the Contracts, see "Distribution of Contracts."

ANNUITY PROVISIONS

PAYOUT PLANS. The Contract allows you to receive fixed or variable periodic annuity payments beginning on the Annuity Start Date you select. You may choose among several payout plans. You may receive income payments for a specific period of time or for life, with or without a guaranteed number of payments.

We will use your adjusted contract value on the Annuity Start Date to calculate the amount of your annuity payments under the payment plan you choose. If you select a variable payout plan, the dollar amount of your payments may go up or down depending on the investment results of the portfolios you invest in at that time.

FEDERAL TAX STATUS

In general, you are not taxed on earnings on your investment in the Contract until you withdraw money from the Contract or receive annuity payments. Earnings are taxed as ordinary income. During the pay-in period, for tax purposes, withdrawals are taken first from earnings and then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion you received. Death benefits are taxable and generally are included in the income of the recipient. For a further discussion of the federal tax status of the Contract, see "Federal Tax Status."

INQUIRIES

If you need additional information, please contact us at:


IL Annuity Variable Administration
2960 North Meridian Street
Indianapolis, IN 46208 OR

P.O. Box 6012
Indianapolis, IN 46206-6012

Telephone:  1-888-232-6486 (toll-free)
Fax:  1-800-334-2023
(Monday - Friday 8:00 a.m. - 4:00 p.m. Eastern Standard Time)

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


The purpose of the Fee Table is to help you understand the various costs and expenses that you will pay directly and indirectly by investing in the variable accounts. The Fee Table shows the historic fees and expenses for each portfolio for the fiscal year ended December 31, 2001, except as stated in the footnotes. Expenses for the portfolios are not fixed or specified under the terms of the Contract. Actual portfolio expenses in future years may be higher or lower than the figures stated below.


YOUR TRANSACTION EXPENSES

Sales Charge Imposed on Premium Payments......................................................................  None
Maximum Withdrawal Charge (contingent deferred sales charge) as a percentage of your premium payments(1)...................................................................................................  7.0%
Transfer Fee........................................................ No fee for the first 12 transfers in a contract year, then $25 per additional transfer
ANNUALIZED CONTRACT FEE(2)....................................................................................  $30

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average net assets)

    Mortality and Expense Risk Charge......................................................................... 1.25%
    Administrative Expenses................................................................................... 0.15%
                                                                                                               -----
    Total Separate Account Annual Expenses.................................................................... 1.40%

ANNUAL FUND EXPENSES

(as a percentage of average net assets after fee waivers and expense reimbursements as of December 31, 2001)


                                                                                                                      TOTAL ANNUAL
                                                               MANAGEMENT                               OTHER           EXPENSES
                                                                 FEES                                 EXPENSES        (AFTER WAIVERS
                                                                (AFTER        12b-1     SERVICE        (AFTER              AND
NAME OF PORTFOLIO                                               WAIVERS)       FEES      FEES      REIMBURSEMENT)     REIMBURSEMENT)
-----------------                                               -------        ----      ----      -------------      -------------
Alger American Fund
   MidCap Growth Portfolio                                       0.80%         0.00%     0.00%         0.08%              0.88%
   Small Capitalization Portfolio                                0.85%         0.00%     0.00%         0.07%              0.92%
Fidelity VIP (Initial Class)
   Asset Manager Portfolio                                       0.53%         0.00%     0.00%         0.11%              0.64%
   Contrafund(R) portfolio (3)                                   0.58%         0.00%     0.00%         0.10%              0.68%
   Equity-Income Portfolio (3)                                   0.48%         0.00%     0.00%         0.10%              0.58%
   Growth Portfolio (3)                                          0.58%         0.00%     0.00%         0.10%              0.68%
   Index 500 Portfolio (4)                                       0.24%         0.00%     0.00%         0.04%              0.28%
   Investment Grade Bond Portfolio                               0.43%         0.00%     0.00%         0.11%              0.54%
   Money Market Portfolio (3)                                    0.18%         0.00%     0.00%         0.10%              0.28%
OCC Accumulation Trust
   Managed Portfolio (4)                                         0.78%         0.00%     0.00%         0.10%              0.88%
   Small Cap Portfolio (5)                                       0.80%         0.00%     0.00%         0.10%              0.90%
T. Rowe Price Fixed Income Series, Inc.
   Limited-Term Bond Portfolio (6)                               0.70%         0.00%     0.00%         0.00%              0.70%
T. Rowe Price International Series, Inc.
   International Stock Portfolio (6)                             1.00%         0.00%     0.00%         0.00%              1.05%
Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets Portfolio (7)                           1.00%         0.00%     0.00%         0.15%              1.15%

(1) We do not assess a withdrawal charge if the Contract terminates due to your death or the annuitant's death, or if you decide to begin to receive annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.


(2) We waive this fee for Qualified Contracts. We also waive this fee for Non-Qualified Contracts with cumulative premium payments of $100,000 or more.
(3) Actual Total Annual Expenses for the Initial Class Shares of the Fidelity VIP Equity-Income, Growth, and Contrafund(R) Portfolios were lower than those shown in the Fee Table because a portion of the brokerage commissions that the fund paid were used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details. The Total Annual Expenses for the Initial Class Shares of the Fidelity VIP Money Market Portfolio are based on historical expenses, adjusted to reflect the current management fee structure.

(4) Fidelity Management & Research Company agreed to reimburse a portion of the Fidelity VIP Index 500 Portfolio's expenses to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. The fund's manager can discontinue this arrangement at any time. Without this reimbursement, the Management Fees, Other Expenses and Total Annual Expenses in 2001 were 0.24%, 0.11% and 0.35%, respectively.
(5) The Other Expenses of the OCC Accumulation Trust Portfolios as of December 31, 2001 are shown without a reduction for certain expense offsets afforded the Portfolios that effectively lowered overall custody expenses. The total annual expenses of the Managed and Small Cap Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of their respective average daily net assets. These limitations had a negligible effect, so that without such limitations, and without giving effect to any expense offsets, the management fees, other expenses and total annual expenses incurred for the fiscal year ended December 31, 2001 would have been: 0.78%, 0.10% and 0.88%, respectively, for the Managed Portfolio; and 0.80%, 0.10% and 0.90%, respectively, for the Small Cap Portfolio.
(6) The Limited-Term Bond Portfolio pays T. Rowe Price an annual all-inclusive fee of 0.70%, computed daily and paid monthly, based on its average daily net assets. The International Stock Portfolio pays Rowe Price-Fleming International, Inc. an annual all-inclusive fee of 1.05%, computed daily and paid monthly, based on its average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.
(7) The Adviser to the Van Eck Worldwide Hard Assets Portfolio agreed to assume expenses for the portfolio exceeding 1.15% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2001. Without such absorption, Other Expenses were 0.18% for the Worldwide Hard Assets Portfolio.

The purpose of the following Examples is to assist you in understanding the expenses that you would pay over time. The Expense Examples are based on the actual charges and expenses for the separate account and for each portfolio for the fiscal year ended December 31, 2001.

EXAMPLES


(NOTE: The examples shown below are entirely hypothetical. They do not represent past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.)

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and charges and expenses reflected in the Fee Table above:

1. If you surrender your Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period:


                                                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                                                                ------     -------     -------    --------

ALGER AMERICAN FUND
   MidCap Growth                                                                $93.86     $141.82     $195.78    $269.10
   Small Capitalization                                                         $94.26     $142.94     $197.79    $273.12
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")
(Initial Class)
   Fidelity VIP Asset Manager                                                   $91.45     $135.06     $183.64    $244.65
   Fidelity VIP Contrafund(R)                                                   $91.86     $136.19     $185.67    $248.77
   Fidelity VIP Equity-Income                                                   $90.85     $133.36     $180.58    $238.43
   Fidelity VIP Growth                                                          $91.86     $136.19     $185.67    $248.77
   Fidelity VIP Index 500                                                       $87.83     $124.83     $165.15    $206.76
   Fidelity VIP Investment Grade Bond                                           $90.45     $132.23     $178.54    $234.27
   Fidelity VIP Money Market                                                    $87.83     $124.83     $165.15    $206.76

OCC ACCUMULATION TRUST
   Managed                                                                      $93.86     $141.82     $195.78    $269.10
   Small Cap                                                                    $94.06     $142.38     $196.79    $271.11
T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond                                                            $92.06     $136.76     $186.69    $250.82
T. ROWE PRICE INTERNATIONAL SERIES, INC.
   International Stock                                                          $95.56     $146.57     $204.29    $286.05
VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Hard Assets                                                        $96.56     $149.36     $209.26    $295.87


2. If you do not surrender your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period:


                                                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                                                                ------     -------     -------    --------

ALGER AMERICAN FUND
   MidCap Growth                                                                $23.86     $73.49      $125.78    $269.10
   Small Capitalization                                                         $24.26     $74.69      $127.79    $273.12
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")
(Initial Class)
   Fidelity VIP Asset Manager                                                   $21.45     $66.24      $113.64    $244.65
   Fidelity VIP Contrafund(R)                                                   $21.86     $67.45      $115.67    $248.77
   Fidelity VIP Equity-Income                                                   $20.85     $64.41      $110.58    $238.43
   Fidelity VIP Growth                                                          $21.86     $67.45      $115.67    $248.77
   Fidelity VIP Index 500                                                       $17.83     $55.26      $95.15     $206.76
   Fidelity VIP Investment Grade Bond                                           $20.45     $63.20      $108.54    $234.27
   Fidelity VIP Money Market                                                    $17.83     $55.26      $95.15     $206.76
OCC ACCUMULATION TRUST
   Managed                                                                      $23.86     $73.49      $125.78    $269.10
   Small Cap                                                                    $24.06     $74.09      $126.79    $271.11
T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond                                                            $22.06     $68.05      $116.69    $250.82
T. ROWE PRICE INTERNATIONAL SERIES, INC.
   International Stock                                                          $25.56     $78.60      $134.29    $286.05
VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Hard Assets                                                        $26.56     $81.59      $139.26    $295.87

The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also reflect the contract fee of $30 as if it were assessed on an average contract value of $40,068, which translates the contract fee into a 0.07% charge for the purposes of the examples based on a $1,000 investment.


THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL. IT DOES NOT REPRESENT PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THIS ASSUMED RATE.

CONDENSED FINANCIAL INFORMATION

Condensed financial information for the variable accounts is included at the end of this prospectus.

--------------------------------------------------------------------------------
ABOUT IL ANNUITY AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

IL ANNUITY AND INSURANCE COMPANY


IL Annuity and Insurance Company, formerly known as Sentry Investors Life Insurance Company, was incorporated under the laws of the Commonwealth of Massachusetts on March 9, 1966. IL Annuity is a stock life insurance company that reorganized under the laws of the State of Kansas on December 29, 2000. We changed our name to "IL Annuity and Insurance Company" on January 17, 1995.

On November 1, 1994, we became a wholly owned subsidiary of the Indianapolis Life Group of Companies, Inc. ("IL Group"), which was a majority-owned subsidiary of Indianapolis Life Insurance Company ("Indianapolis Life"). Indianapolis Life was a mutual insurance company chartered under Indiana law in 1905. In 2001, Indianapolis Life became a stock insurance company.

AmerUs Group Co. ("AmerUs") acquired non-voting stock equal to 45% of the equity of IL Group ("Non-Voting Stock") on February 18, 2000. On May 18, 2001, AmerUs completed the acquisition of Indianapolis Life. Indianapolis Life is now an indirect wholly owned subsidiary of AmerUs. Following this acquisition, Indianapolis Life acquired the Non-Voting Stock from AmerUs and certain of AmerUs' subsidiaries.

As a part of the May 18, 2001, transaction, CLA Assurance Company ("CLA") was merged with and into Indianapolis Life. CLA was formerly a wholly owned subsidiary of AmerUs. CLA'S net assets of approximately $5.7 million were added to Indianapolis Life's balance sheet and CLA ceased to exist as an insurance company. There was no insurance business in force in CLA at the merger date.

On March 5, 2002, IL Group liquidated and transferred all of its assets and liabilities to Indianapolis Life, which now directly and wholly owns IL Annuity and IL Securities. AmerUs is the ultimate holding company of Indianapolis Life and IL Annuity. As of December 31, 2001, the consolidated assets of AmerUs and its subsidiaries were approximately $18.3 billion.

IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT 1

We established IL Annuity and Insurance Co. Separate Account 1 (the "separate account") as a separate account under Massachusetts's insurance law on November 1, 1994. When IL Annuity redomesticated to Kansas on December 29, 2000, the separate account became subject to the laws of the State of Kansas. The separate account will receive and invest net premium payments made under the Contracts and under other variable annuity contracts.

Although the assets in the separate account are our property, the portion of the assets in the separate account equal to the reserves and other contract liabilities of the separate account are not chargeable with the liabilities arising out of any other business that we may conduct and that has no specific relation to or dependence upon the separate account. The assets of the separate account are available to cover our general liabilities only to the extent that the separate account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the separate account. We have the right to transfer to the general account any assets of the separate account that are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are our general corporate obligations. Income, gains and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains or losses of any other separate account or of the Company.


The separate account is divided into variable accounts. Each variable account invests exclusively in shares of a single corresponding portfolio. The income, gains and losses, whether or not realized, from the assets allocated to each variable account are credited to or charged against that variable account without regard to income, gains or losses from any other variable account.

The separate account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the separate account, the funds or of us by the SEC.


--------------------------------------------------------------------------------
THE PORTFOLIOS
--------------------------------------------------------------------------------

Each variable account of the separate account invests exclusively in shares of a designated portfolio of a Fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Each Fund currently available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company.

The assets of each portfolio of each Fund are separate from the assets of that Fund's other portfolios, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of portfolio investments. These investments must be consistent with the investment objective, policies, and restrictions of that portfolio.

In addition, the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of other such portfolios. We make no assurance, and no representation, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


An investment in a variable account, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due to insurance charges, the yields of the Money Market variable account may also become extremely low and possibly negative.


We cannot guarantee that each portfolio will always be available for this Contract. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS


The investment objective of each portfolio is summarized below. WE GIVE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES. You can find more detailed information, including a description of risks, fees and expenses of each portfolio in the prospectuses for the Funds, which accompany this prospectus.


CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. YOU SHOULD CAREFULLY READ THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE YOU INVEST.


PORTFOLIO                                            INVESTMENT OBJECTIVE/INVESTMENT ADVISER
---------                    -------------------------------------------------------------------------------------------

THE ALGER AMERICAN           seeks long-term capital appreciation. The investment adviser is Fred Alger
MIDCAP GROWTH                Management, Inc.
PORTFOLIO

THE ALGER AMERICAN           seeks long-term capital appreciation. The investment adviser is Fred Alger
SMALL CAPITALIZATION         Management, Inc.
PORTFOLIO

FIDELITY VIP                 seeks to obtain a high total return with reduced risk over the long-term. The
ASSET MANAGER PORTFOLIO      investment adviser is Fidelity Management & Research Company. The sub-advisers
(INITIAL CLASS)              are Fidelity Investments Money Management, Inc., Fidelity Investment Management and
                             Research (U.K.) Inc. and Fidelity Management and Research (Far East) Inc.

FIDELITY VIP                 seeks long-term capital appreciation. The investment adviser is Fidelity Management &
CONTRAFUND(R) PORTFOLIO      Research Company. The sub-advisers are Fidelity Investment Management and
(INITIAL CLASS)              Research (U.K.) Inc. and Fidelity Management and Research (Far East) Inc.

FIDELITY VIP                 seeks reasonable income and will also consider the potential for capital
EQUITY-INCOME PORTFOLIO      appreciation. The investment adviser is Fidelity Management & Research Company.
(INITIAL CLASS)


FIDELITY VIP                 seeks to achieve capital appreciation. The investment adviser is Fidelity Management
GROWTH PORTFOLIO             & Research Company.
(INITIAL CLASS)

FIDELITY VIP                 seeks investment results that correspond to the total return of common stocks publicly
INDEX 500 PORTFOLIO          traded in the United States, as represented by the Standard & Poor's 500(SM) Index.
(INITIAL CLASS)              The investment adviser is Fidelity Management & Research Company. The sub-adviser is Bankers Trust Company.

FIDELITY VIP                 seeks as high a level of current income as is consistent with the preservation of capital.
INVESTMENT GRADE             The investment adviser is Fidelity Management & Research Company.
BOND PORTFOLIO (INITIAL
CLASS)

FIDELITY VIP                 seeks to earn a high level of current income as is consistent with the preservation of
MONEY MARKET PORTFOLIO       capital and liquidity. The investment adviser is Fidelity Management & Research
(INITIAL CLASS)              Company. The sub-adviser is Fidelity Investments Money Management, Inc.


OCC ACCUMULATION             seeks growth of capital over time by investing in common stock, bonds and cash
MANAGED PORTFOLIO            equivalents, allocated based on the investment adviser's judgment. The investment adviser is OpCap Advisors.

OCC ACCUMULATION             seeks capital appreciation by investing primarily in equity securities with market
SMALL CAP PORTFOLIO          capitalization under $2 billion. The investment adviser is OpCap Advisors.


T. ROWE PRICE                seeks a high level of income consistent with moderate fluctuation in principal value.
LIMITED-TERM BOND            The investment adviser is T. Rowe Price Associates, Inc.
PORTFOLIO

T. ROWE PRICE                seeks long-term growth of capital. The investment adviser is Rowe Price-Fleming
INTERNATIONAL STOCK          International, Inc.
PORTFOLIO


VAN ECK                      seeks long-term capital appreciation by investing primarily in "hard asset securities."
WORLDWIDE HARD               The investment adviser is Van Eck Associates Corporation.
ASSETS PORTFOLIO


AVAILABILITY OF THE FUNDS

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to substitute, eliminate or combine shares of a portfolio that are held in the separate account. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.

We also reserve the right in our sole discretion to establish additional variable accounts or eliminate or combine one or more variable accounts, if marketing needs, tax considerations or investment conditions warrant. We will determine if new or substituted variable accounts will be available to existing contract owners. Subject to obtaining any approvals or consents required by law, we may transfer the assets of one or more variable accounts to any other variable account if, in our sole discretion, marketing, tax, or investment conditions warrant. Additional information regarding termination of participation agreements, substitutions of investments and resolving conflicts among Funds may be found in the SAI.


--------------------------------------------------------------------------------
THE PAY-IN PERIOD
--------------------------------------------------------------------------------

The pay-in period begins when your first premium payment is made and continues until you begin to receive annuity payments during the payout period. The pay-in period will also end if you fully withdraw all of your contract value before the payout period.

PURCHASING A CONTRACT

You generally may purchase a Contract with a premium payment of $1,000 (less for some Qualified Contracts). The maximum first premium payment is $250,000.

To purchase a Contract, you must make an application to us either through one of our licensed representatives who is also a registered representative of IL Securities, Inc., or of a broker-dealer having a selling agreement with IL Securities, Inc. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the tax code. We will not issue you a Contract if you are older than age 85 on the date of issue.

PREMIUM PAYMENTS

Premium payments generally must be at least $1,000 ($50 for IRAs). You may make premium payments at any time until the earliest of: (a) the Annuity Start Date;
(b) the date you fully withdraw all contract value; or (c) the date you reach age 85 (age 70 1/2 for traditional IRAs), although we may grant exceptions.

In any one contract year, we will not accept premium payments that total more than two times your first premium payment. We will not accept total premium payments in excess of $250,000. However, we reserve the right to waive these limitations.


Under the Automatic Premium Payment Plan, you may select a monthly payment schedule under which we will automatically deduct premium payments from a bank or credit union account or other source. The minimum amount of such payment is $1,000 per month.


CANCELLATION -- THE FREE-LOOK PERIOD


You have the right to cancel the Contract for any reason within 10 days after you receive it (or within 20 days of receipt if the Contract is replacing another annuity contract or insurance policy). In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must send a written request for cancellation and the returned Contract to the Variable Administrative Office before the end of the free-look period. You may fax your request and Contract to the following number: 1-800-334-2023.

The amount that we will refund to you will vary according to state requirements. In most states, we will refund to you an amount equal to the sum of:

o the difference between the premium payments you paid and the amounts you allocated to the variable accounts and the fixed account under the Contract; and

o the contract value as of the date we receive the Contract and the written request for cancellation at the Variable Administrative Office.

You bear the investment risk for premium payments allocated to the variable accounts during the free-look period.

A few states require us to return premium payments upon cancellation. If state law requires that premium payments be returned, the amount of the refund will be the greater of:

o  the premium payments you paid under the Contract; and

o the contract value (without the deduction of a withdrawal charge) on the date we receive the Contract and the written request for cancellation at our Variable Administrative Office, plus any premium taxes we deducted.

In those states where we must return premium payments, we will place the money you allocated to a variable account into the Money Market variable account for a 15-day period following the date of issue. At the end of that period, we will direct the amount in the Money Market variable account to the variable accounts you selected on your application based on the allocation percentages you specified.

We will pay the refund within 7 days after we receive your written request and the Contract at the Variable Administrative Office.

TAX-FREE "SECTION 1035" EXCHANGES

You can generally exchange one annuity contract for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a withdrawal charge. If the exchange does not qualify for Section 1035 tax treatment, you may have to pay federal income tax, including a possible penalty tax, on your old contract. There will be a new withdrawal charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

DESIGNATING YOUR INVESTMENT OPTIONS

When you fill out your application, you will give us instructions on how to allocate your first net premium payment among the fourteen variable accounts and the fixed account. The amount you direct to a particular variable account and/or to the fixed account must equal at least 1% of the premium payment.

Once we receive your premium payment and your completed application at the Variable Administrative Office, we will issue your Contract and direct your first net premium payment within two (2) business days to the variable accounts and/or the fixed account in accordance with your instructions, subject to the limitations set forth above under "Cancellation -- The Free Look Period."

If you did not give us all the information we need, we will contact you. If we cannot complete the application within five (5) business days, we will either send back your money immediately or obtain your permission to keep your money until we receive all the necessary information. Once the application is complete, we will direct your first net premium payment to the variable accounts and/or the fixed account according to your instructions within two business days, subject to the free look provisions.

We will credit any additional net premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our Variable Administrative Office. Our business day closes when the New York Stock Exchange closes, usually at 4 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them the next business day. We will direct your net premium payment to the variable accounts and/or the fixed account according to your written instructions in effect at the time we receive it. However, you may direct individual premium payments to a specific variable account and/or to the fixed account without changing your instructions. You may change your instructions directing your investments at any time by sending us a written or faxed request or by telephone authorization. Changing your instructions will not change the way existing contract value is apportioned among the variable accounts or the fixed account.

THE CONTRACT VALUE YOU DIRECT TO A VARIABLE ACCOUNT WILL VARY WITH THE INVESTMENT EXPERIENCE OF THAT VARIABLE ACCOUNT. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE VARIABLE ACCOUNTS. YOU SHOULD PERIODICALLY REVIEW YOUR PREMIUM PAYMENT ALLOCATION INSTRUCTIONS IN LIGHT OF MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES.

--------------------------------------------------------------------------------
YOUR CONTRACT VALUE
--------------------------------------------------------------------------------

SEPARATE ACCOUNT VALUE

Your separate account value will reflect the investment experience of the selected variable accounts, any net premium payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum separate account value. A Contract's separate account value depends upon a number of variables, therefore it cannot be predetermined.

CALCULATING SEPARATE ACCOUNT VALUE

Your separate account value is determined at the end of each business day. The value will be the total of your Contract's value in each of the variable accounts. We determine your Contract's value in each variable account by multiplying that variable account's unit value for the relevant valuation period by the number of accumulation units of that variable account allocated to the Contract.

NUMBER OF ACCUMULATION UNITS

At the end of each business day, any amounts you allocate or transfer to the variable accounts will be converted into variable account accumulation units. We determine the number of accumulation units to be credited to your Contract by dividing the dollar amount being allocated or transferred to a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was allocated or transferred. The number of accumulation units in any variable account will be increased at the end of the business day by any net premium payments allocated to the variable account during the current business day and by any amounts transferred to the variable account from another variable account or from the fixed account during the current business day.

Any amounts transferred, surrendered or deducted from a variable account will be processed by canceling or liquidating accumulation units. The number of accumulation units to be canceled is determined by dividing the dollar amount being removed from a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was removed. The number of accumulation units in any variable account will be decreased at the end of the business day by:

o any amounts transferred (including any applicable transfer fee) from that variable account to another variable account or to the fixed account;
o  any amounts withdrawn or surrendered on that business day;
o any withdrawal charge or premium tax assessed upon a partial withdrawal or surrender; and
o  the quarterly contract fee, if assessed on that business day.

ACCUMULATION UNIT VALUE

The accumulation unit value for each variable account's first business day was set at $10. The accumulation unit value for a variable account is calculated for each subsequent business day by multiplying the accumulation unit value at the end of the immediately preceding business day by the Net Investment Factor for the business day for which the value is being determined. The Net Investment Factor reflects the separate account charges for the Contract that are assessed on a daily basis against the assets in each variable account.

The formula for calculating the Net Investment Factor is in the SAI.

--------------------------------------------------------------------------------
TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

GENERAL

Before the Annuity Start Date and subject to the restrictions described below, you may transfer all or part of the amount in a variable account or the fixed account to another variable account or the fixed account.

If you transfer money out of an Eligible Variable Account, you will reduce the value of the Eligible Premium Payments on which the Maturity Benefit is based. (See "Maturity Benefit.") IT IS IMPORTANT THAT YOU READ THE SECTION ON "THE MATURITY BENEFIT" BEFORE YOU MAKE A TRANSFER.

Transfers to the fixed account must be at least $1,000. Before the Annuity Start Date, you may transfer up to 20% of the fixed account value (as determined at the beginning of the contract year) from the fixed account to one or more of the variable accounts in any contract year. We measure a contract year from the anniversary of the day we issued your Contract. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

We will make transfers as of the business day on which we receive your written or faxed request or telephone authorization to transfer, provided we receive it at our Variable Administrative Office before the close of our business day, usually 4:00 p.m. Eastern Time. The transfer will be processed based on the accumulation unit value determined at the end of the business day on which we receive your completed order. If we receive your request after the close of our business day, we will make the transfers as of the next business day. There currently is no limit on the number of transfers that you can make prior to the Annuity Start Date among or between variable accounts or to the fixed account.

TELEPHONE AND FAXED TRANSFER REQUESTS


We will accept transfer requests over the telephone in those states that allow them. To make a telephone transfer, please call 1-888-232-6486 (toll free). Complete orders we receive at that number before 4:00 pm Eastern Time will be processed as of that business day using the accumulation value next determined. We will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following telephone instruction that we reasonably determined to be genuine. We may withdraw the telephone exchange privilege at any time.

You may fax transfer requests to us at 1-800-334-2023. We will not be responsible for same-day processing of transfer if you fax your request to a different number. Fax orders must be complete and be received by us by 4:00 p.m. Eastern Time to assure same-day processing. We are not responsible for fax transmittal problems.


We cannot guarantee that telephone and faxed transactions will always be available. For example, our Variable Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, we reserve the right not to honor transfers requested by a third party holding a power of attorney from you where that third party requests simultaneous transfers on your behalf of two or more Contracts.

EXCESSIVE TRADING LIMITS

Some Contract owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market-timing firms will submit transfer requests on behalf of multiple contract owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with our ability or the ability of the underlying mutual funds to process transactions. This can potentially disadvantage contract owners not using market-timing firms. To avoid this, we may modify transfer rights of contract owners who use market-timing firms (or other third parties) to transfer funds on their behalf.

We reserve the right to limit transfers in any contract year, or to refuse any of your transfer requests if:

o we believe, in our sole discretion, that excessive trading by you, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any variable account or the share prices of any portfolio or would be detrimental to other Owners; or
o we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

TRANSFER FEE

We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per contract year from and among the variable accounts. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge. See Fees and Charges.

DOLLAR-COST AVERAGING

The Dollar-Cost Averaging program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from one or more variable accounts or the fixed account to any other variable accounts. The fixed dollar amount will purchase more accumulation units of a variable account when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

You may elect to participate in the Dollar-Cost Averaging Program when you complete your application, or at any other time before the Annuity Start Date, by sending us a written request. To use the Dollar-Cost Averaging Program, you must transfer at least $100 to each variable account. Once you elect the program, it remains in effect for the life of the Contract until the value of the variable account from which transfers are being made is depleted, and/or the value of the fixed account is expended, or until you cancel the program by written request or by telephone request if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the Dollar-Cost Averaging program at any time and for any reason.

Dollar-Cost Averaging from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Maturity Benefit is based.

INTEREST SWEEP


Before the Annuity Start Date, you may elect to have any interest credited to the fixed account automatically transferred on a quarterly basis to one or more variable accounts. There is no charge for interest sweep transfers and an interest sweep transfer is not considered a transfer for purposes of assessing a transfer charge. Amounts transferred out of the fixed account due to an interest sweep transfer are counted toward the 20% of fixed account value that may be transferred out of the fixed account during any contract year. We reserve the right to discontinue offering the Interest Sweep program at any time and for any reason.


AUTOMATIC ACCOUNT BALANCING SERVICE

Once your money has been allocated among the variable accounts, the performance of each variable account may cause your allocation to shift. You may instruct us to automatically rebalance your variable account values (on a monthly or quarterly basis) to return to the percentages specified in your allocation instructions. You may elect to participate in the Automatic Account Balancing when you complete your application or at any other time before the Annuity Start Date by sending us a written request. Your percentage allocations must be in whole percentages and be at least 1% per allocation. You may start and stop Automatic Account Balancing at any time by sending us a written request or by telephone request, if we have your telephone authorization on file. There is no additional charge for using Automatic Account Balancing, and an account balancing transfer is not considered a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering the Automatic Account Balancing at any time and for any reason.

Automatic Account Balancing from an Eligible Variable Account will reduce the value of the Eligible Premium Payments on which the Maturity Benefit is based.

--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Contract owners may withdraw some or all of their contract value before the earlier of the Annuity Start Date or the annuitant's death. We must receive a properly completed withdrawal request that contains your original signature.


If you live in a community property state, your spouse must also sign the withdrawal request. We will accept faxed requests for withdrawals of $50,000 or less, provided the requests are received at 1-800-334-2023, and the withdrawal proceeds are being sent to the address of record.


When taking a full withdrawal, the Contract must accompany the written request. We will not accept faxed requests for full withdrawals.


You may have to pay federal income taxes on any money you withdraw. If you take a withdrawal before age 59 1/2, a federal penalty tax may apply. Access to amounts in Qualified Contracts may be restricted or prohibited.


We will pay any amounts withdrawn from the variable accounts within 7 days. However, the company may suspend or postpone payment under the conditions specified below. See "Payments."

FULL WITHDRAWALS

At any time before the Annuity Start Date, you may withdraw fully from the Contract for its surrender value.

The surrender value is equal to:

o  the contract value; MINUS
o  any applicable withdrawal charges; MINUS
o  any premium taxes not previously deducted; and MINUS
o  the quarterly contract fee unless waived.

For Qualified Contracts, any outstanding loan balance is also deducted.

The value you receive upon full withdrawal may be more or less than the total of all premium payments made to the Contract.

The surrender value will be determined as of the business day on which we receive your written request for a full withdrawal, plus your Contract, at our Variable Administrative Office provided we receive them before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive them after the close of our business day, we will determine the surrender value as of the next business day. The surrender value will be paid in a lump sum unless you request payment under a payout plan. A full withdrawal may have adverse federal income tax consequences, including a penalty tax.

PARTIAL WITHDRAWALS

At any time before the Annuity Start Date, you may send a written request to us to withdraw part of your contract value. You must withdraw at least $250.

We will withdraw the amount you request from the contract value as of the business day on which we receive your written request for the partial withdrawal at our Variable Administrative Office, provided we receive it before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive your request after the close of our business day, we will make the withdrawal as of the next business day. We will then reduce the amount remaining in the Contract by any applicable withdrawal charge. Your contract value after a partial withdrawal must be at least $1,000. If your contract value after a partial withdrawal is less than $1,000, we reserve the right to pay you the surrender value in a lump sum.

You may specify how much you wish to withdraw from each variable account and/or the fixed account. If you do not specify, or if you do not have sufficient assets in the variable accounts or fixed account you specified to comply with your request, we will make the partial withdrawal on a pro rata basis from the fixed account and those variable accounts in which you are invested. We will base the pro rata reduction on the ratio that the value in each variable account and the fixed account has to the entire contract value before the partial withdrawal.

If you withdraw money from an Eligible Variable Account, you will reduce the value of the Eligible Premium Payments on which your Maturity Benefit is based. IT IS IMPORTANT THAT YOU READ THE SECTION ON "THE MATURITY BENEFIT" BEFORE YOU MAKE A WITHDRAWAL.

For purposes of calculating the Maturity Benefit, withdrawals from the variable accounts and the fixed account will be accounted for on a last-in, first-out ("LIFO") basis. For purposes of calculating the withdrawal charge, all withdrawals will be deemed to be first from premium payments, then from earnings. (See "Withdrawal Charge.")

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program provides an automatic monthly or quarterly payment to you, the owner, from the amounts you have accumulated in the variable accounts and/or the fixed account. The minimum amount you may withdraw is $100. The maximum amount that may be transferred and withdrawn out of the fixed account in any contract year under all circumstances (transfers, systematic withdrawals and partial withdrawals) is 20% of the fixed account value as determined at the beginning of the contract year. To use the program, you must maintain a $1,000 balance in your Contract. You may elect to participate in the Systematic Withdrawal Program at any time before the Annuity Start Date by sending a written request to our Variable Administrative Office. Once you elect the program, it remains in effect unless the balance in your Contract drops below $1,000. You may cancel the program at any time by sending us a written request or by calling us by telephone if we have your telephone authorization on file.

We will assess a withdrawal charge on these withdrawals, unless the amount you withdraw under the Systematic Withdrawal Program qualifies as a free withdrawal amount or unless withdrawal charges no longer apply to the amounts withdrawn. Withdrawals under the Systematic Withdrawal Program are permitted a free withdrawal amount during the first contract year. We do not deduct any other charges for this program.


All systematic withdrawals will be paid to you on the same day each month, provided that day is a business day. If it is not, then payment will be made on the next business day. You can only elect to receive payments on the 1st through the 28th of the month. Systematic withdrawals may be taxable, subject to withholding, and subject to a 10% penalty tax. We reserve the right to discontinue offering the Systematic Withdrawal Program at any time and for any reason.


Systematic withdrawals from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Maturity Benefit is based.

FULL AND PARTIAL WITHDRAWAL RESTRICTIONS

Your right to make full and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS

There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for the tax code section 403(b) retirement programs. Section 403(b)(11) of the tax code restricts the distribution under section 403(b) annuity contracts of elective contributions made in years beginning after December 31, 1988; earnings on those contributions; and earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

--------------------------------------------------------------------------------
CONTRACT LOANS
--------------------------------------------------------------------------------

If your Contract is issued to you in connection with retirement programs meeting the requirements of section 403(b) of the tax code other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974, you may borrow from us using your Contract as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the tax code. You should therefore consult your tax and retirement plan advisers before taking a contract loan.

At any time prior to the year you reach age 70 1/2, you may borrow the lesser of:

o  the maximum loan amount permitted under the tax code; or
o 90% of the surrender value of your Contract less any existing loan amount, determined as of the date of the loan.

Loans that exceed the maximum amount permitted under the tax code will be treated as a taxable distribution rather than a loan. The minimum loan amount is $1,000. We will only make contract loans after approving your written application. You must obtain the written consent of all assignees and irrevocable beneficiaries before we will give a loan.

When a loan is made, we will transfer an amount equal to the amount borrowed from separate account value or fixed account value to the loan account. The loan account is part of our general account and contract value in the loan account does not participate in the investment experience of any variable account or fixed account. You must indicate in the loan application from which variable accounts or fixed account, and in what amounts, contract value is to be transferred to the loan account. In the absence of any such instructions from you, the transfer(s) are made prorata on a last-in, first-out ("LIFO") basis from all variable accounts having separate account value and from the fixed account. You may repay the loans at any time before the Annuity Start Date. Upon the repayment of any portion of a loan, we will transfer an amount equal to the repayment from the loan account to the variable account(s) or fixed account as designated by you or according to your current premium payment allocation instructions.

We charge interest on contract loans at an effective annual rate of 6.0%. We pay interest on the contract value in the loan account at rates we determine from time to time but never less than an effective annual rate of 3.0%. Consequently, the net cost of a loan is the difference between 6.0% and the rate being paid from time to time on the contract value in the loan account. We may declare from time to time higher current interest rates. Different current interest rates may be applied to the loan account than the rest of the fixed account. If not repaid, loans will automatically reduce the amount of any death benefit, the amount payable upon a partial or full withdrawal of contract value and the amount applied on the Annuity Start Date to provide annuity payments.

If at any time, the loan amount of a Contract exceeds the surrender value, the Contract will be in default. In this event, we will send you a written notice of default stating the amount of loan repayment needed to reinstate the Contract, and you will have 60 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 60 days, we will terminate the Contract without value. In addition, in order to comply with the requirements of the tax code, loans must be repaid in substantially equal installments, at least quarterly, over a period of no longer than five years (which can be longer for certain home loans). If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax. Additionally, the treatment of the Contract under section 403(b) of the tax code may be adversely affected.

Any loan amount outstanding at the time of your death or the death of the annuitant is deducted from any death benefit paid. In addition, a contract loan, whether or not repaid, will have a permanent effect on the contract value because the investment experience of the separate account and the interest rates applicable to the fixed account do not apply to the portion of contract value transferred to the loan account. The longer the loan remains outstanding, the greater this effect is likely to be.

--------------------------------------------------------------------------------
DEATH BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE ANNUITY START DATE

If the annuitant dies before the Annuity Start Date, the death benefit is an amount equal to the greater of:

o the sum of all premium payments made under the Contract, LESS partial withdrawals as of the date we receive due proof of the deceased's death and payment instructions; or
o contract value as of the date we receive due proof of the deceased's death and payment instructions.

In determining the death benefit, we will also subtract any applicable premium taxes not previously deducted. If the Contract is a Qualified Contract, we will also deduct any outstanding loan amount on the date the death benefit is paid from the death benefit.

DISTRIBUTION UPON THE OWNER'S DEATH

If the Contract is owned by joint owners and one owner dies prior to the Annuity Start Date, the surviving owner becomes the sole owner. If the Contract is owned by one person and a contingent owner is named, the contingent owner will become the owner if the sole owner dies. If there is no surviving owner, your estate will become the surviving owner. If you or the joint owner who is the annuitant dies before the Annuity Start Date, then the provisions relating to the death of an annuitant (described below) will govern.

If you are not the annuitant and you die before the annuitant and before the Annuity Start Date, then the following options are available to your surviving owner:

   1. the surviving owner may elect to receive the contract value, less any premium taxes not yet deducted, in a single sum within 5 years of the deceased owner's death; or

   2. such surviving owner may elect to receive the contract value paid out under one of the approved payout plans, provided that distributions begin within one year of the deceased owner's death and the distribution period under the payout plan is for the life of, or for a period not exceeding the life expectancy of, the surviving owner.

If the surviving owner does not elect one of the above plans, we will pay the contract value, LESS any premium taxes not yet deducted, within five years from the date of the deceased owner's death.

However, if the surviving owner is the spouse of the deceased owner, the spouse may elect to continue the Contract as the new owner.

Under any of the distribution plans in this section, "Distribution Upon the Owner's Death," the surviving owner may exercise all ownership rights and privileges from the date of the deceased owner's death until the date that the contract value is paid. Similar rules apply to Qualified Contracts. The above distribution requirements will apply only upon the death of the first joint owner.

DISTRIBUTION UPON THE DEATH OF THE ANNUITANT

If the annuitant (including an owner who is the annuitant) dies before the Annuity Start Date, we will pay the death benefit, described above in "Death Benefits Before the Annuity Start Date", in a lump sum to your named beneficiaries within five years after the date of the annuitant's death. If you have named two or more primary beneficiaries, they will share equally in the death benefit unless you have specified otherwise. If there are no living primary beneficiaries at the time of the annuitant's death, payments will be made to those contingent beneficiaries who are living when payment of the death benefit is due. If all the beneficiaries have predeceased the annuitant, we will pay the death benefit to you, if living, or the annuitant's estate. In lieu of a lump sum payment, the beneficiary may elect, within 60 days of the date we receive due proof of the annuitant's death, to apply the death benefit to a payout plan.

If you are also the annuitant and you die, the provisions described immediately above apply, except that the beneficiary may only apply the death benefit payment to a payout plan if:

o payments under the option begin within one (1) year of the annuitant's death; and
o payments under the option are payable over the beneficiary's life or over a period not greater than the beneficiary's life expectancy.


DEATH OF PAYEE ON OR AFTER THE ANNUITY START DATE

If the payee dies on or after the Annuity Start Date, any joint payee becomes the sole payee. If there is no joint payee, the successor payee becomes the sole payee. If there is no successor payee, the remaining benefits are paid to the estate of the last surviving payee. The death of the payee on or after the Annuity Start Date will have the effect stated in the payout plan pursuant to which annuity payments are being made. If any Owner dies on or after the Annuity Start Date, any payments that remain must be made at least as rapidly as under the payout plan in effect on the date of the owner's death.


--------------------------------------------------------------------------------
THE MATURITY BENEFIT
--------------------------------------------------------------------------------


THE MATURITY BENEFIT FEATURE IS NOT AVAILABLE IF YOU PURCHASED THE CONTRACT AFTER DECEMBER 31, 2001.


The Maturity Benefit guarantees a minimum value in the variable accounts on the later of the annuitant's 70th birthday, or the Contract's tenth anniversary, provided certain conditions are met. If the Contract is in the accumulation phase on the Maturity Benefit Date, we will calculate the Maturity Benefit for each Eligible Variable Account in which you have value. The Maturity Benefit will be credited to the contract value of an Eligible Variable Account only if the value of the Eligible Variable Account on the Maturity Benefit Date is less than:

o the sum of the Eligible Premium Payments for such Eligible Variable Account; MINUS
o a percentage of all prior withdrawals and transfers from the Eligible Variable Account.

Eligible Premium Payments are any premium payments that are allocated to a particular Eligible Variable Account at the time of payment, provided the payment was made at least ten (10) years prior to the Maturity Benefit Date.

We do not assess a charge for the Maturity Benefit.

The Maturity Benefit to be credited to each Eligible Variable Account on the Maturity Benefit Date is equal to:

o the sum of the Eligible Premium Payments for that particular Eligible Variable Account; MINUS
o a percentage of all prior withdrawals and transfers from that Eligible Variable Account; MINUS
o  the value of that Eligible Variable Account on the Maturity Benefit Date.

The Maturity Benefit Date is the later of the annuitant's age 70 or 10 years after the date of issue. If the Contract is owned by joint owners who are spouses at the time one joint owner dies, the Maturity Benefit Date will become the date the surviving spouse attains age 70. If the Contract is owned by joint owners who are not spouses and one of the joint owners dies before the Maturity Benefit Date, the Maturity Benefit is not available to the sole surviving owner. Currently, all variable accounts are Eligible Variable Accounts. The Van Eck Worldwide Hard Assets variable account became an Eligible Variable Account on March 5, 1998. Only new allocations made to the Van Eck Worldwide Hard Assets variable account on or after March 5, 1998 will be treated as Eligible Premium Payments for purposes of calculating the Maturity Benefit on the Maturity Benefit Date, provided the new allocations have been held in that variable account for ten (10) years.

The Maturity Benefit will not be credited to contract value if you choose an Annuity Start Date that is earlier than the Maturity Benefit Date.

A TRANSFER OR A PARTIAL WITHDRAWAL OF PREMIUM PAYMENTS OUT OF AN ELIGIBLE VARIABLE ACCOUNT WILL REDUCE THE AMOUNT OF ELIGIBLE PREMIUM PAYMENTS HELD IN THE ELIGIBLE VARIABLE ACCOUNT IN THE SAME PROPORTION AS THE TRANSFER OR WITHDRAWAL REDUCED THE VALUE OF THE ELIGIBLE VARIABLE ACCOUNT. EXAMPLES #3, #4 AND #6 BELOW ILLUSTRATE HOW THIS FEATURE OF THE MATURITY BENEFIT WORKS.

For purposes of calculating the value of an Eligible Variable Account, we deem all transfers and withdrawals to be first a withdrawal of premium payments, then of earnings. Transfers out of an Eligible Variable Account include transfers resulting from Dollar-Cost Averaging or Automatic Account Balancing. Withdrawals out of an Eligible Variable Account include withdrawals resulting from the systematic withdrawal payments.

The following examples illustrate how the Maturity Benefit works:

EXAMPLE #1:

Suppose you buy a Contract with a single premium payment of $50,000 at age 55 and immediately allocate the $50,000 to an Eligible Variable Account. You do not withdraw or transfer any amounts from the Eligible Variable Account. As of the Maturity Benefit Date (which is fifteen years later when you are age 70), the $50,000 qualifies as an Eligible Premium Payment because it was made fifteen years prior to the Maturity Benefit Date and so it meets the requirement that payment be made ten years prior to the Maturity Benefit Date.

On the Maturity Benefit Date (age 70), we will calculate the Maturity Benefit for the Eligible Variable Account. We will total the value of all Eligible Premium Payments in the Eligible Variable Account -- in this case $50,000. If the value of the Eligible Variable Account on the Maturity Benefit Date is less than $50,000, IL Annuity will automatically credit the difference to contract value.

EXAMPLE #2:

Assume the same facts as in Example #1, except that you specify an Annuity Start Date of age 65 and begin to receive payments under one of the payout options available under the Contract. At age 70 (the Maturity Benefit Date), we do not calculate the Maturity Benefit and do not credit a Maturity Benefit to contract value. By selecting an Annuity Start Date (age 65) that is earlier than the Maturity Benefit Date (age 70), you forfeited all eligibility for the Maturity Benefit.

EXAMPLE #3:

Assume the same facts as in Example #1, except that you transfer $40,000 from the Eligible Variable Account at age 69. At that time, the total value of the Eligible Variable Account is $100,000. The transfer of $40,000 reduced the value of the Eligible Variable Account by 40% ($40,000/ $100,000 = .40). No additional transfers or withdrawals are made prior to the Maturity Benefit Date. On the Maturity Benefit Date, the sum of the Eligible Premium Payments is $50,000 and is reduced by 40% to take into account the transfer at age 69 ($50,000 - .40 = $20,000), leaving $30,000 ($50,000 - $20,000 = $30,000). If on the Maturity
Benefit Date the value of the Eligible Variable Account is less than $30,000, we will automatically credit the difference to contract value.

EXAMPLE #4:

Assume the same facts as in Example #1, except that at age 65 you deposit (or transfer) an additional $50,000 premium payment into the Eligible Variable Account. At age 69, when the value of the Eligible Variable Account is $150,000, you withdraw $40,000. The withdrawal reduced the value of the Eligible Variable Account by 26.667% ($40,000/$150,000 = .26667). No additional transfers or withdrawals are made before the Maturity Benefit Date. On the Maturity Benefit Date, the sum of Eligible Premium Payments is $50,000. (The second premium payment of $50,000 does not qualify as an Eligible Premium Payment because it was made only five years prior to the Maturity Benefit Date and does not meet the requirement that payment be made ten years prior to the Maturity Benefit Date.) This sum is then reduced by 26.667% to take into account the transfer at age 69 ($50,000 - .26667 = $13,333.33), leaving $36,666.67 ($50,000 - $13,333.33
= $36,666.67). If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $36,666.67, we will automatically credit the difference to your contract value.

EXAMPLE #5:

Assume you deposit premium payments of $5,000 per year into the same Eligible Variable Account beginning at age 55 until the Maturity Benefit Date. By age 70, you had paid $75,000 in premium payments and had taken no withdrawals or transfers. The sum of the Eligible Premium Payments on the Maturity Benefit Date (age 70) is $25,000 because only the five premium payments made prior to age 60 ($5,000 - 5 = $25,000) meet the requirement that payment be made ten years prior to the Maturity Benefit Date. If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $25,000, we will automatically credit the difference to contract value.

EXAMPLE #6:

Assume the same facts as in Example #5, except that you transfer $10,000 out of the Eligible Variable Account at age 68 when the value of the Eligible Variable Account is $100,000. The transfer reduced the value of the Eligible Variable Account by 10% ($10,000/$100,000 = .10). The next year, you withdraw $9,000 when the value of the Eligible Variable Account is $90,000. The withdrawal reduced the value of the Eligible Variable Account by 10% ($9,000/$90,000 = .10). No additional transfers or withdrawals are made prior to the Maturity Benefit Date. On the Maturity Benefit Date the sum of the Eligible Premium Payments ($25,000) is reduced by 19% [$25,000 - (1-$10,000/$100,000) x (1 - $9,000/$90,000)] to
take into account both the 10% transfer at age 68 and the 10% withdrawal at age 69 ($25,000 x .19 = $4,750), leaving $20,250 ($25,000 - $4,750 = $20,250). If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $20,250, we will automatically credit the difference to contract value.

EXAMPLE #7:

Spousal joint owners: If the Contract is owned by joint owners who are spouses at the time one of the joint owners dies, the surviving spouse may continue the Contract. The Maturity Benefit Date will become the date the surviving spouse attains age 70. On that date, we will calculate the Maturity Benefit for each Eligible Variable Account with value.

EXAMPLE #8:

If the Contract is owned by joint owners who are not spouses and one of the joint owners dies, the Maturity Benefit is not available to the sole surviving owner.

We will continue to pay a Maturity Benefit on premium payments allocated to an Eligible Variable Account if:

o the portfolio underlying an Eligible Variable Account changes its investment objective;
o we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the separate account; or
o shares of a portfolio underlying an Eligible Variable Account are no longer available for investment by the separate account and we are forced to redeem all shares of the portfolio held by the Eligible Variable Account.

--------------------------------------------------------------------------------
FEES AND CHARGES
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to us. However, we will deduct any applicable withdrawal charge if you fully or partially withdraw contract value before the Annuity Start Date. We do not assess a withdrawal charge on the death benefit or on annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.


In the event withdrawal charges are not sufficient to cover sales expenses, we bear the loss. Conversely, if the amount of such charges proves more than enough to cover such expenses, we will retain the excess. We do not currently believe that the withdrawal charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from our general assets, which may include amounts derived from the mortality and expense risk charge.


CHARGE FOR PARTIAL OR FULL WITHDRAWAL

Prior to the Annuity Start Date, you will be charged for any partial or full withdrawal of premium payments during the first nine complete contract years. The withdrawal charge is assessed as a percentage of the amount withdrawn based on the number of years between the request for withdrawal and the date of issue and is based on the rates in the table below. The withdrawal charge is separately calculated for each withdrawal of contract value within the first nine years from the Contract's date of issue. Amounts subject to the withdrawal charge will be deemed to be first from premium payments, then from earnings. No withdrawal charge applies to contract value in excess of aggregate premium payments.

                                    Charge As
                                   Percentage
         Number of                 of Premium
      Contract Years                Payments
      --------------                --------
          0-6                         7.0%
           7                          6.0%
           8                          4.0%
           9                          2.0%
          10                            0%

Any applicable withdrawal charge is deducted pro-rata from the remaining value in the variable accounts or fixed account from which the withdrawal is being made. If the remaining separate account value or fixed account value is insufficient, the withdrawal charge is deducted pro-rata from all variable accounts and the fixed account in which the Contract is invested.

FREE WITHDRAWAL AMOUNT

In each contract year after the first contract year, you may withdraw up to 10% of contract value, as determined at the beginning of the contract year, without a withdrawal charge. This amount is called the free withdrawal amount. Any amounts withdrawn in excess of this 10% after the first and through the ninth complete contract year will be assessed a withdrawal charge. This right is not cumulative from contract year to contract year. Such withdrawals may be subject to the 10% federal penalty tax if you make them before age 59 1/2. They may also be subject to federal income tax. Withdrawals under the Systematic Withdrawal Program are permitted to take a free withdrawal amount during the first contract year.

WAIVER OF WITHDRAWAL CHARGE

If state law permits, we will waive the withdrawal charge if the annuitant or the annuitant's spouse is confined for a specified period to a hospital or a long term care facility. If the annuitant becomes terminally ill before the Annuity Start Date and if permitted by state law, we will waive the withdrawal charge on any full withdrawal or any partial withdrawal, provided the partial withdrawal is at least $500 and a $5,000 balance remains in the accounts after the withdrawal. We must receive your written request to waive the charge before the Annuity Start Date. These waivers are described in more detail in the Contract.

Under the terms of the Post-Secondary Education Rider, if you, your spouse, your child or the annuitant is enrolled in a college, university, vocational, technical, trade or business school, we will waive the withdrawal charge on one withdrawal of up to 20% of contract value in each contract year before the Annuity Start Date while the annuitant is alive, so long as this waiver is permitted by state law. The maximum withdrawal permitted under the Post-Secondary Education Rider, when combined with the free withdrawal amount, is 20% of contract value per contract year. Before the withdrawal, we must receive at our business office written proof of enrollment to our satisfaction within one (1) year of the date of enrollment.

EMPLOYEE AND AGENT PURCHASES

If state law permits, we will waive the withdrawal charge on any full or partial withdrawals from Contracts sold to agents or employees of Indianapolis Life Insurance Company and AMHC (or their affiliates and subsidiaries).

CONTRACT FEE

At the end of each Contract quarter (or on the date of full withdrawal of contract value) before the Annuity Start Date, we will deduct from the contract value a quarterly contract fee of $7.50 as reimbursement for our administrative expenses relating to the Contract. The fee will be deducted from each variable account and the fixed account based on the proportion that the value in each such variable account and the fixed account bears to the total contract value.

We will not charge the contract fee after an annuity payout plan has begun. Deduction of the contract fee is currently waived for all Qualified Contracts. We also currently waive deduction of the contract fee for Non-Qualified Contracts whose cumulative premium payments on the date the contract fee is assessed are equal to or greater than $100,000. We reserve the right to modify this waiver upon 30 days written notice to you.

ASSET-BASED ADMINISTRATION CHARGE

We deduct a daily administrative charge as compensation for certain expenses we incur in the administration of the Contract. We deduct the charge from your assets of the separate account at an annual rate of 0.15%. We will continue to assess this charge after the Annuity Start Date if annuity payments are made on a variable basis. There is no necessary relationship between the amount of this administrative charge and the amount of expenses that may be attributable to a particular Contract. We do not expect to make a profit from this charge.

MORTALITY AND EXPENSE RISK CHARGE

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your assets of the separate account. The charge is at a daily rate of 0.003404%. On an annual basis this rate is 1.25%. We continue to assess this charge at an annual rate of 1.25% if annuity payments are made on a variable basis either before or after the Annuity Start Date.

The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

TRANSFER FEE

A transfer fee of $25 will be imposed for the 13th and each subsequent transfer during a contract year. Each written request would be considered to be one transfer, regardless of the number of variable accounts affected by the transfer. We deduct the transfer fee from the variable account from which the transfer is made. If a transfer is made from more than one variable account at the same time, the transfer fee would be deducted pro-rata from the remaining separate account value in such variable account(s). We may waive the transfer fee. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge. Dollar cost averaging and automatic account balancing are not considered transfers for purposes of assessing a transfer fee.

PORTFOLIO FEES AND CHARGES


Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. You pay these fees and charges indirectly. For 2001, these charges range from 0.28% to 1.15%. See the Fee Table in this Prospectus and the prospectuses for the portfolios.


We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation is based on the value of portfolio shares held for the Contracts and may be significant. Some advisers, administrators, distributors, or portfolios pay us more than others. (See the Statement of Additional Information.)

PREMIUM TAXES

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If necessary, we will deduct the cost of such taxes from the value of your Contract either:

o  from premium payments as we receive them,
o  from contract value upon partial or full withdrawal,
o  when annuity payments begin, or
o  upon payment of a death benefit.

We may deduct premium taxes at the time we pay such taxes.

OTHER TAXES

Currently, no charge is made against the separate account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the separate account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

--------------------------------------------------------------------------------
THE PAYOUT PERIOD
--------------------------------------------------------------------------------

When the payout period begins, you will receive a steady stream of annuity payments from the money you have accumulated under your Contract. The payout period begins on the Annuity Start Date. You may choose to receive your annuity payments on a fixed or variable basis. If you choose to have your payout plan on a variable basis, you may keep the same variable accounts to which your premium payments were allocated during the pay-in period, or transfer to different variable accounts.

THE ANNUITY START DATE

If you own a Non-Qualified Contract, you may select the Annuity Start Date on which you will begin to receive annuity payments, no later than the annuitant's 85th birthday. If you do not specify a date, the Annuity Start Date is the later of the annuitant's age 70 or 10 years after the date of issue. For Qualified Contracts purchased in connection with qualified plans under tax code sections 401(a), 401(k), 403(b) and 457, the tax code requires that the Annuity Start Date must be no later than April 1 of the calendar year following the later of the year in which you (a) reach age 70 1/2 or (b) retire and the payment must be made in a specified form or manner. If you are a "5 percent owner" (as defined in the tax code), or in the case of an IRA that satisfies tax code section 408, the Annuity Start Date must be no later than the date described in (a). Roth IRAs under 408A of the tax code do not require distributions at any time prior to your death.

IF YOU SELECT AN ANNUITY START DATE THAT IS EARLIER THAN THE MATURITY BENEFIT DATE (I.E., 10 YEARS AFTER THE DATE OF ISSUE), YOU WILL LOSE YOUR ELIGIBILITY FOR THE MATURITY BENEFIT.

We will start annuity payments to the annuitant on the Annuity Start Date shown in your Contract, unless you change the date. You may change your Annuity Start Date if: (1) we receive your written request at the Variable Administrative Office at least 31 days before the current Annuity Start Date, and (2) the Annuity Start Date you request is a contract anniversary. If you decide to annuitize after you surrender your Contract, the Annuity Start Date will be the date of the full withdrawal.

ANNUITY PAYOUT PLANS

The payout plan you select will affect the dollar amount of each annuity payment you receive. You may elect, revoke, or change your annuity payout plan at any time before the Annuity Start Date while the annuitant is living by sending us a written request to the Variable Administrative Office signed by you and/or your beneficiary, as appropriate. You may choose one of the payout plans described below or any other payout plans we offer as of the Annuity Start Date. The payout plans we currently offer provide either variable annuity payments or fixed annuity payments.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. The first payment under any payout plan will be made on the fifteenth day of the month immediately following the Annuity Start Date. Subsequent payments shall be made on the fifteenth of the month.

If you do not select an annuity payout plan by the Annuity Start Date, we will apply the adjusted contract value under Plan 3, One Life Income with payments guaranteed for 10 years, as described below. The adjusted contract value will be allocated to a fixed and variable payout in the same proportion that your interest in the fixed and variable accounts bears to the total contract value on the Annuity Start Date.

Anytime before the Annuity Start Date, you may have the entire surrender value paid to you as an annuity under one of the payout plans. A beneficiary may have the death benefit paid as an annuity under one of the payout plans.

We reserve the right to pay you the adjusted contract value in a lump sum and not as an annuity if your adjusted contract value after the Annuity Start Date would be less than $2,500, or the amount of annuity payments would be less than $25.

DETERMINING THE AMOUNT OF YOUR ANNUITY PAYMENT

On the Annuity Start Date, we will use the adjusted contract value to calculate your annuity payments under the payout plan you select, unless you choose to receive the surrender value in a lump sum. In certain states, we must use the surrender value of your Contract to calculate your annuity payments under the payout plan you choose, rather than the adjusted contract value.

The adjusted contract value is:

o  the contract value on the Annuity Start Date; MINUS
o  the quarterly contract fee; minus
o  any applicable premium taxes not yet deducted; and
o for an installment income annuity payout plan with a payout period of less than 10 years, MINUS any applicable withdrawal charge.

For Qualified Contracts, the amount of any outstanding loan is also deducted; distributions must satisfy certain requirements specified in the tax code.

We do not assess a withdrawal charge if you choose an annuity payout plan with a life contingency or an installment payout plan with a period certain of at least 10 years.

FIXED ANNUITY PAYMENTS

Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each payment depends on:

o  the form and duration of the payout plan you choose;
o  the age of the annuitant;
o  the sex of the annuitant (if applicable);
o  the amount of your adjusted contract value; and
o  the applicable annuity purchase rates in the Contract.

The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.0%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

VARIABLE ANNUITY PAYMENTS


Variable annuity payout plans provide the annuitant with periodic payments that increase or decrease with the annuity unit values of the variable accounts in which you are invested. Your contract contains annuity tables that demonstrate how the initial annuity payment rate is derived.

This rate is different for each payout plan, and varies by age and sex of the annuitant.

The Contract permits you to choose an assumed interest rate of 3.0%, 4.0% or 5.0% annually. If the net investment performance of the variable accounts you invest in is greater than this assumed interest rate, your payments will increase. If the performance falls below this assumed interest rate, your payments will decline. Therefore, if you choose a 5.0% assumed interest rate, you assume more risk that your annuity payment may decline than if you choose a 3.0% assumed interest rate. The selected portfolio's performance must grow at a rate at least equal to the assumed interest rate (plus the mortality and expense risk charge and the administrative expense charge) in order to avoid a decrease in variable annuity payments. This means that assuming separate account charges of 1.40% annually, each month a portfolio's annualized investment return must be at least 4.4%, 5.4% or 6.4% in order for payments with a 3.0%, 4.0% or 5.0% assumed interest rate to remain level. For further details on variable annuity payments, see the SAI.


ANNUITY UNIT VALUE

On the Annuity Start Date, we will use your adjusted contract value to purchase annuity units at that day's annuity unit value for each variable account in which you have value. The number of annuity units we credit will remain fixed unless you transfer units among variable accounts. The value of each annuity unit will vary each business day to reflect the investment experience of the underlying portfolio, reduced by the mortality and expense risk charge and the administrative expense charge, and adjusted by an interest factor to neutralize the assumed interest rate.

TRANSFERS

After the Annuity Start Date, an annuitant may change the variable account(s) in which the annuity payout option is invested once per contract year on the contract anniversary by sending us a written request. No charge is assessed for this transfer. We will make the transfer by exchanging annuity units of one variable account for another variable account on an equivalent dollar value basis. See the SAI for examples of annuity unit value calculations.

DESCRIPTION OF ANNUITY PAYOUT PLANS

PLAN 1 -- INSTALLMENT INCOME FOR A FIXED PERIOD. Under this plan, we will make equal monthly annuity payments for a fixed number of years between 1 and 30 years. The amount of the payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payments for each $1,000 of contract value will not be less than those shown in the Fixed Period Table in section 13 of the Contract. In the event of the payee's death, a successor payee may receive the remaining payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

PLAN 2 -- INSTALLMENT INCOME IN A FIXED AMOUNT. Under this plan, we will make equal monthly payments of $5.00 or more for each $1,000 of contract value used to purchase the option until the full amount is paid out. In the event of the payee's death, a successor payee may receive the payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

PLAN 3 -- ONE LIFE INCOME. Under this plan, we will make an annuity payment each month so long as the payee is alive,* or for a guaranteed 10 or 20 year period. If when the payee dies, we have made annuity payments for less than the selected guaranteed period, we will continue to make annuity payments to the successor payee for the rest of the guaranteed period. The amount of each payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payment for each $1,000 of contract value used to purchase the option will not be less than that shown in the One Life Table in section 12 of the Contract. Payments guaranteed for 10 or 20 years certain may be commuted. Payments guaranteed only for the life of the payee may not be commuted.

PLAN 4 -- JOINT AND SURVIVOR LIFE INCOME. Under this plan, we will make annuity payments each month so long as two payees are alive, or if one payee dies to the surviving payee.* If one payee dies before the due date of the first payment, the surviving payee will receive payments under Plan 3 -- One Life Income with payments guaranteed for 10 years. The payments may not be commuted.

* IT IS POSSIBLE UNDER THIS PLAN TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

The amount of each payment will be determined from the tables in the Contract that apply to the particular plan using the annuitant's age (and if applicable, sex). Age will be determined from the last birthday at the due date of the first payment.

--------------------------------------------------------------------------------
THE FIXED ACCOUNT
--------------------------------------------------------------------------------

You may allocate some or all of your net premium payments and transfer some or all of your contract value to the fixed account. The fixed account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of a least 3% per year on amounts in the fixed account. The fixed account is part of our general account. Our general account supports our insurance and annuity obligations. Because the fixed account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.


The fixed account is not registered with the SEC under the Securities Act of 1933. Neither the fixed account nor our general account have been registered as an investment company under the 1940 Act. Therefore, neither our general account, the fixed account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the fixed account that are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


FIXED ACCOUNT VALUE

The fixed account value is equal to:

o  net premium payments allocated to the fixed account; PLUS
o  amounts transferred to the fixed account; PLUS
o  interest credited to the fixed account; MINUS
o  any partial withdrawals or transfers from the fixed account; and MINUS
o any withdrawal charges, contract fees or premium taxes deducted from the fixed account.

We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The fixed account value will not share in the investment performance of the company's general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates.

The interest rate we credit to the money you place in the fixed account will apply to the end of the calendar year in which we receive such amount. At the end of the calendar year, we will determine a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the fixed account on that date). We will guarantee the rate of interest we declare on such amount and accrued interest for the following calendar year. We will determine, in our sole discretion, any interest to be credited on amounts in the fixed account in excess of the minimum guaranteed effective rate of 3% per year. You therefore assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

For purposes of making withdrawals, transfers or deductions of fees and charges from the fixed account, we will consider such withdrawals to have come from the last money into the contract, that is, on a last-in, first-out ("LIFO") basis.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one calendar year (except for the year in which such amount is received or transferred).

FIXED ACCOUNT TRANSFERS

GENERAL

Transfers to the fixed account must be at least $1,000. A transfer charge of $25 may be imposed on transfers to the fixed account. We never impose transfer fees on transfers from the fixed account. See "Fees and Charges."

Before the Annuity Start Date, you may transfer up to 20% of the fixed account value under all circumstances (Dollar-Cost Averaging, systematic withdrawals, interest sweeps and partial withdrawals), as determined at the beginning of the contract year, from the fixed account to one or more of the variable accounts in any contract year. No fee is charged for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

You may also make transfers from the fixed account through the Dollar-Cost Averaging Program. See "Dollar-Cost Averaging."

PAYMENT DEFERRAL

We have the right to defer payment of any full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request for such a withdrawal or transfer at our Variable Administrative Office. If we do not give you a payment within 30 days after we receive all necessary documentation, or such shorter period required by a particular state, we will credit interest at 3% annually, or such higher rate as is required for a particular state, to the amount to be paid from the date we received the documentation.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS
--------------------------------------------------------------------------------

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the variable accounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We also may, from time to time, advertise or include in sales literature variable account performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance, as well as comparisons with unmanaged market indices, appears in the SAI.

Performance data for the variable accounts is based on the investment performance of the corresponding portfolio of a Fund and reflects the deduction of some or all fees and charges currently assessed under the Contract. (See the accompanying prospectuses for the Funds.)

The "yield" of the Money Market variable account refers to the annualized income generated by an investment in the variable account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the variable account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a variable account (other than the Money Market variable account) refers to the annualized income generated by an investment in the variable account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Yield quotations do not reflect the withdrawal charge.

The "total return" of a variable account refers to return quotations assuming an investment under a Contract has been held in the variable account for various periods of time. When a variable account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the variable account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the variable account (including any withdrawal charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the withdrawal charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the variable accounts.

We may also disclose yield and total returns for the portfolios, including such disclosures for periods before the date the variable account commenced operations. Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the variable accounts. This data is designed to show the performance that could have resulted if the Contract had been in existence during that time.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.


In advertising and sales literature (including illustrations), the performance of each variable account may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the variable account. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technology ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.


Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each variable account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a variable account's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from variable account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the variable account investment experience is positive.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

--------------------------------------------------------------------------------
VOTING RIGHTS
--------------------------------------------------------------------------------

We are the legal owner of the portfolio shares held in the variable accounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other contract owners as to how we should vote the portfolio shares held in the variable accounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.

When we solicit your vote, the number of votes you have will be calculated separately for each variable account in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the variable account invests. It may include fractional shares. Before the Annuity Start Date, you hold a voting interest in each variable account to which the contract value is allocated. After the Annuity Start Date, the annuitant has a voting interest in each variable account from which variable annuity payments are made. If you have a voting interest in a variable account, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that variable account invests.

If we do not receive timely voting instructions for portfolio shares or if we own the shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how we determine the number of your votes, see the SAI.

--------------------------------------------------------------------------------
FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading "Tax Status of the Contracts."

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the contract value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's accumulation value and, in the case of a Qualified Contract described below, any portion of an interest in the qualified plan, generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

If you invest in a variable annuity as part of a pension plan or employer-sponsored tax-qualified retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON

If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

WITHDRAWALS

When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.

PENALTY TAX ON CERTAIN WITHDRAWALS

In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

o  made on or after the taxpayer reaches age 59 1/2;
o  made on or after the death of an Owner;
o  attributable to the taxpayer's becoming disabled; or

o made as part of a series of substantially equal periodic payments for the life (or for periods not exceeding the life expectancy) of the taxpayer.


Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax applies to Qualified Contracts.

ANNUITY PAYMENTS

Although tax consequences may vary depending on the payout plan elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than the Owner, the selection of certain Annuity Start Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

WITHHOLDING


Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Mandatory withholding applies to certain distributions from Qualified Contracts.


MULTIPLE CONTRACTS

All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. IL Annuity is not responsible for ensuring that contributions, distributions or other transactions with respect to Qualified Contracts comply with the law, including IRS guidelines.


INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Sections 219 and 408 of the tax code, permit individuals to make annual contributions of up to the lesser of an amount specified in the tax code or the amount of compensation includible in the individual's gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. So-called SIMPLE IRAs under section 408(p) of the tax code, and Roth IRAs under section 408A, may also be used in connection with variable annuity contracts. SIMPLE IRAs allow employees to defer a percentage of annual compensation up to an amount specified in the tax code (as adjusted for cost-of-living increases) to a retirement plan, provided the sponsoring employer makes matching or non-elective contributions. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, rather than the usual 10%. Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash, or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


The Internal Revenue Service has not reviewed the Contract for qualification as an IRA.

CORPORATE PENSION AND PROFIT-SHARING PLANS under section 401(a) of the tax code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

TAX-SHELTERED ANNUITIES under section 403(b) of the tax code permit public schools and other eligible employers to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to Social Security taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

SECTION 457 DEFERRED COMPENSATION PLANS. Tax code section 457 provides that state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations may establish deferred compensation plans. These plans are subject to various restrictions on contributions and distributions. In general, under non-governmental plans all investments are owned by the sponsoring employer, are subject to the claims of the general creditors of the employer, and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.



OTHER TAX ISSUES

Qualified Contracts (other than Roth IRAs before the Owner's death) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.


"Eligible rollover distributions" from section 401(a) and 403(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the tax code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) plan or governmental section 457 plan.


OUR INCOME TAXES

At the present time, we make no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions (that is, the variable accounts) of the separate account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

HOLIDAYS


In addition to federal holidays, we are closed on the following days: the Friday after Thanksgiving, the day before Christmas when Christmas falls on Tuesday through Saturday, the day after Christmas when Christmas falls on Sunday or Monday, and the day after New Year's Day when it falls on a Sunday, the Monday after New Year's Day when New Year's Day falls on a Saturday, and the day after Independence Day. We do not conduct business on those days.


PAYMENTS

We will usually pay you any full or partial withdrawal, death benefit payment, or for Qualified Contracts only, payment of your loan proceeds, within seven days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death.

However, we may be required to suspend or postpone payments during any period when:

o the New York Stock Exchange is closed, other than customary weekend and holiday closings;
o trading on the New York Stock Exchange is restricted as determined by the SEC;
o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of the value of the separate account's net assets not reasonably practicable; or
o the SEC permits, by order, the suspension or postponement of payments for your protection.

If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

We have the right to defer payment for a full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request. If we do not make a payment within 30 days after we receive the documentation we need to complete the transaction (or a shorter period if required by a particular state), we will credit interest to the amount to be paid from the date we received the necessary documentation at a rate of 3% annually (or such higher rate required for a particular state).

STATE VARIATIONS

Any state variations in the Contract are covered in a special contract form for use in that state. This Prospectus provides a general description of the Contract. Your actual Contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact our Variable Administrative Office.

MODIFICATION

Upon notice to you, we may modify the Contract to:

o permit the Contract or the separate account to comply with any applicable law or regulation issued by a government agency;
o assure continued qualification of the Contract, under the tax code or other federal or state laws relating to retirement annuities or variable annuity contracts;
o  reflect a change in the operation of the separate account; or
o  provide additional investment options.

In the event of most such modifications, we will make appropriate endorsement to the Contract.

DISTRIBUTION OF THE CONTRACTS


We have entered into a distribution agreement with IL Securities, Inc. ("IL Securities") for the distribution and sale of the Contracts. Pursuant to this agreement, IL Securities serves as principal underwriter for the Contracts. IL Securities is located at P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208. IL Securities is our affiliate and is a wholly-owned subsidiary of Indianapolis Life. IL Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.


We pay sales commissions to unaffiliated broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 7.2% of premium payments. Other commissions of up to 1.25% may also be paid. The entire amount of the sale commissions is passed through IL Securities to broker-dealers who sell the Contracts. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances.


We may also pay up to 2.50% of premium payments to IL Securities to compensate it for certain distribution expenses. IL Securities' operating and other expenses are paid for by Indianapolis Life. IL Securities receives additional compensation from some portfolios based on the value of the portfolio shares held for the Contracts as compensation for providing distribution and support services to the portfolios.


We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other incentives or payments, are not charged directly to Contract owners of the Separate Account.


The Contracts are offered in a select qualified plan market. No other new Contracts are offered. However, IL Annuity continues to accept new premium on, process transfers for, and provide administration for existing Contracts.


LEGAL PROCEEDINGS


We and our affiliates, like other life insurance companies, are involved in litigation and are a party to regulatory proceedings arising in the ordinary course of our business, including class action law suits. At this time we do not believe that such litigation or proceedings will have a material adverse effect on the Separate Account or on our business or results of operations. In addition, we recently became aware of a dispute between the retrocessionaire and our reinsurer for a block of annuity business written by IL Annuity. We have been having discussions with that reinsurer and they have informed us of potential claims. Based on currently available information, we do not believe that any such claim, if made against us, will have a material adverse effect on our results of operations.


REPORTS TO OWNERS

We will mail a report to you at least annually at your last known address of record. The report will state:

o the contract value (including the contract value in each variable account and the fixed account) of the Contract;
o  premium payments paid and charges deducted since the last report; and
o partial withdrawals made since the last report and any further information required by any applicable law or regulation.

Contract owners will also receive confirmations of each financial transaction, such as premium payments, transfers, partial withdrawals, loans and full withdrawals, as well as quarterly statements.

INQUIRIES

You may make inquiries regarding your Contract by writing to us at our Variable Administrative Office.

FINANCIAL STATEMENTS


The audited statements of assets and liabilities of IL Annuity and Insurance Company Separate Account 1 as of December 31, 2001, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, as well as the Report of Independent Auditors, are included in the SAI. The audited balance sheets and schedules of IL Annuity and Insurance Company as of December 31, 2001 and 2000, and the related statements of income, shareholder's equity, and cash flows for the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and years ended December 31, 2000 and 1999, as well as the Report of Independent Auditors, are contained in the SAI. The financial statements of IL Annuity and Insurance Company should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

The SAI contains additional information about the Contract and the separate account. A SAI is available (at no cost) by writing to us at the address shown on the front cover or by calling 1-888-232-6486 (toll free). The following is the Table of Contents for that SAI.

                                                          Page
                                                          ----



Additional Contract Provisions.......................       1
       The Contract..................................       1
       Incontestability..............................       1
       Incorrect Age or Sex..........................       1
       Nonparticipation..............................       1
       Options.......................................       2
       Tax Status of the Contracts...................       2
Calculation of Variable Account and Adjusted
       Historic Portfolio Performance Data...........       3
       Money Market Variable Account Yields..........       3
       Other Variable Account Yields.................       5
       Average Annual Total Returns for the
         Variable Accounts...........................       6
       Non-Standard Variable Account Total Returns...       7
       Adjusted Historic Portfolio Performance
         Data........................................       8
       Effect of the Contract Fee on Performance
         Data........................................       8
       Other Information.............................       8
Historic Performance Data............................       9
       General Limitations...........................       9
       Variable Account Performance Figures..........       9
       Adjusted Historic Portfolio Performance
         Figures.....................................      13
Net Investment Factor................................      19
Variable Annuity Payments............................      19
       Assumed Investment Rate.......................      20
       Amount of Variable Annuity Payments...........      20
       Annuity Unit Value............................      21
Illustration of Calculation of Annuity Unit Value          21
       Illustration of Variable Annuity Payments.....      22
       Addition, Deletion or Substitution of
         Investments.................................      22
         Resolving Material Conflicts................      22
       Termination of Participation
         Agreements..................................      23
         The Alger American Fund.....................      23
         Fidelity Variable Insurance Products Fund
         and Fund II.................................      24
         First Eagle SoGen Variable Funds, Inc.......      24
         OCC Accumulation Trust.......................     25
         Royce Capital Fund..........................      26
         SAFECO Resource Series Trust................      27
         T. Rowe Price Fixed Income Series, Inc. and
         T. Rowe Price International Series, Inc. ...      27
         Van Eck Worldwide Insurance Trust..........       28
         Neuberger Berman Advisers Management
           Trust.....................................      28
         PIMCO Variable Insurance Trust..............      29
       Voting Rights.................................      29
       Safekeeping of Account Assets.................      30
       Service Fees..................................      31
       Distribution of the Contracts.................      31
       Legal Matters.................................      32
       Experts.......................................      32
       Other Information.............................      32
       Financial Statements..........................      32

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


APPENDIX A
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION


The following condensed financial information shows accumulation unit values for each variable account for each year since the variable account started operation. Accumulation unit value is the unit we use to calculate the value of your interest in a variable account. Accumulation unit value does not reflect the deduction of certain charges that we subtract from your Contract Value.



                                ALGER AMERICAN FUND: MIDCAP GROWTH VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $22.061                            $20.335                          1,230,084

2000                                          $20.489                            $22.061                          1,160,292
1999                                          $15.757                            $20.489                            805,946
1998                                          $12.263                            $15.757                            537,127
1997                                          $10.812                            $12.263                             94,506
1996                                          $ 9.786                            $10.812                            109,955
1995                                          $10.000                            $ 9.786                              2,764

                            ALGER AMERICAN FUND: SMALL CAPITALIZATION VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $12.652                            $ 8.794                          1,028,999

2000                                          $17.622                            $12.652                            985,378
1999                                          $12.459                            $17.622                            670,675
1998                                          $10.936                            $12.459                            502,984
1997                                          $ 9.955                            $10.936                            372,229
1996                                          $ 9.675                            $ 9.955                            181,361
1995                                          $10.000                            $ 9.675                              1,709


                                 FIDELITY VIP FUND: ASSET MANAGER VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $16.560                           $15.662                             699,955

2000                                          $17.478                           $16.560                             722,701
1999                                          $15.954                           $17.478                             704,164
1998                                          $14.066                           $15.954                             503,498
1997                                          $11.817                           $14.066                             212,897
1996                                          $ 8.224                           $11.817                              61,512
1995                                          $10.000                           $ 8.224                                 255


                                  FIDELITY VIP FUND: CONTRAFUND(R) VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $21.436                           $18.550                             1,940,349

2000                                          $23.277                           $21.436                             1,999,272
1999                                          $18.996                           $23.277                             1,706,257
1998                                          $14.824                           $18.996                             1,228,022
1997                                          $12.105                           $14.824                               638,524
1996                                          $10.091                           $12.105                               203,860
1995                                          $10.000                           $10.091                                 5,731


                                 FIDELITY VIP FUND: EQUITY-INCOME VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $18.647                            $17.476                          1,332,008

2000                                          $17.439                            $18.647                          1,348,108
1999                                          $16.631                            $17.439                          1,580,486
1998                                          $15.114                            $16.631                          1,355,289
1997                                          $11.958                            $15.114                            781,937
1996                                          $10.616                            $11.958                            195,400
1995                                          $10.000                            $10.616                              3,789


                                    FIDELITY VIP FUND: GROWTH VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $21.663                            $17.592                          2,173,025

2000                                          $24.676                            $21.663                          2,252,279
1999                                          $18.206                            $24.676                          1,699,540
1998                                          $13.240                            $18.206                            948,233
1997                                          $10.868                            $13.240                            462,381
1996                                          $ 9.604                            $10.868                            164,945
1995                                          $10.000                            $ 9.604                              2,199


                                   FIDELITY VIP FUND: INDEX 500 VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $22.417                           $19.430                           2,995,912

2000                                          $25.062                           $22.417                           3,074,244
1999                                          $21.088                           $25.062                           2,914,618
1998                                          $16.672                           $21.088                           1,895,005
1997                                          $12.734                           $16.672                             826,178
1996                                          $10.514                           $12.734                             193,803
1995                                          $10.000                           $10.514                               3,538


                             FIDELITY VIP FUND: INVESTMENT GRADE BOND VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------

2001                                          $12.879                           $13.775                             703,526

2000                                          $11.742                           $12.879                             677,150
1999                                          $12.032                           $11.742                             763,210
1998                                          $11.214                           $12.032                             691,547
1997                                          $10.422                           $11.214                             274,009
1996                                          $10.247                           $10.422                              57,476
1995                                          $10.000                           $10.247                               1,668


------------------------------------------------------------------------------------------------------------------------------------
                                 FIDELITY VIP FUND: MONEY MARKET VARIABLE ACCOUNT

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $12.321                           $12.650                           1,111,533

2000                                          $11.750                           $12.321                             937,770
1999                                          $11.329                           $11.750                           1,527,851
1998                                          $10.888                           $11.329                           1,070,535
1997                                          $10.456                           $10.888                             486,050
1996                                          $10.000                           $10.456                             179,504
1995                                          $10.000                                $0                                   0


                                 OCC ACCUMULATION TRUST: MANAGED VARIABLE ACCOUNT*
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $17.943                           $16.825                           1,046,284

2000                                          $16.578                           $17.943                           1,084,773
1999                                          $16.011                           $16.578                           1,316,391
1998                                          $15.160                           $16.011                           1,396,806
1997                                          $12.567                           $15.160                             672,203
1996                                          $10.380                           $12.567                             133,102
1995                                          $10.000                           $10.380                                 161

                                OCC ACCUMULATION TRUST: SMALL CAP VARIABLE ACCOUNT*
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $18.087                           $19.321                             457,894

2000                                          $12.720                           $18.087                             377,794
1999                                          $13.139                           $12.720                             319,888
1998                                          $14.649                           $13.139                             295,186
1997                                          $12.148                           $14.649                             162,435
1996                                          $10.388                           $12.148                              40,024
1995                                          $10.000                           $10.388                               1,182



------------------------------------------------------------------------------------------------------------------------------------
                    T. ROWE PRICE FIXED INCOME SERIES, INC.: LIMITED-TERM BOND VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $12.317                           $13.176                               426,746

2000                                          $11.430                           $12.317                               333,773
1999                                          $11.505                           $11.430                               393,693
1998                                          $10.767                           $11.505                               348,151
1997                                          $ 9.946                           $10.767                               136,902
1996                                          $10.042                           $ 9.946                                27,325
1995                                          $10.000                           $10.042                                 1,485


                  T. ROWE PRICE INTERNATIONAL SERIES, INC.: INTERNATIONAL STOCK VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $14.578                           $11.182                               937,603

2000                                          $17.991                           $14.578                               978,134
1999                                          $13.684                           $17.991                               776,131
1998                                          $11.979                           $13.684                               660,670
1997                                          $11.780                           $11.979                               368,187
1996                                          $10.487                           $11.780                               122,831
1995                                          $10.000                           $10.487                                 2,530


                    VAN ECK WORLDWIDE INSURANCE TRUST: WORLDWIDE HARD ASSETS VARIABLE ACCOUNT**
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------------------


2001                                          $10.693                           $ 9.443                               302,989

2000                                          $ 9.733                           $10.693                               311,909
1999                                          $ 8.156                           $ 9.733                               246,953
1998                                          $11.983                           $ 8.156                               230,762
1997                                          $12.356                           $11.983                               166,188
1996                                          $10.621                           $12.356                                29,990
1995                                          $10.000                           $10.621                                    58

 * Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.
** Prior to May 1, 1997, Van Eck Worldwide Hard Assets
   Variable Account was called Van Eck Gold and Natural Resources.

                             Prospectus: May 1, 2002


                            VISIONARY CHOICE GRAPHIC

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY issued by
IL ANNUITY AND INSURANCE COMPANY
through the
IL ANNUITY AND INSURANCE CO.
Separate Account 1

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Visionary Choice variable annuity.


VARIABLE ANNUITY CONTRACTS INVOLVE CERTAIN RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT.

o The investment performance of the underlying portfolios in which the variable accounts invest will vary.

o    We do not guarantee how any of the portfolios will perform.

o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.

o Neither the U.S. Government nor any federal agency insures your investment in the Contract.

The Visionary Choice Contract (the "Contract") has 24 funding choices-one fixed account (paying a guaranteed minimum fixed rate of interest) and 23 variable accounts that invest in the following underlying portfolios:


THE ALGER AMERICAN FUND

o    MidCap Growth
o    Small Capitalization

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") (INITIAL CLASS)

o    Fidelity VIP Asset Manager
o    Fidelity VIP Contrafund(R)
o    Fidelity VIP Equity-Income
o    Fidelity VIP Growth
o    Fidelity VIP Index 500
o    Fidelity VIP Investment Grade Bond
o    Fidelity VIP Money Market

FIRST EAGLE SOGEN VARIABLE FUNDS, INC.

o    First Eagle SoGen Overseas Variable

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

o    Mid-Cap Growth
o    Socially Responsive

OCC ACCUMULATION TRUST

o    Managed
o    Small Cap

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)


o    High Yield (formerly High Yield Bond )
o    Real Return (formerly Real Return Bond )

o    StocksPLUS Growth and Income

ROYCE CAPITAL FUND
o    Royce Micro-Cap

SAFECO RESOURCE SERIES TRUST

o    SAFECO Equity
o    SAFECO Growth Opportunities

T. ROWE PRICE FIXED INCOME SERIES, INC.

o    Limited-Term Bond

T. ROWE PRICE INTERNATIONAL SERIES, INC.

o    International Stock

VAN ECK WORLDWIDE INSURANCE TRUST

o    Worldwide Hard Assets


Note: The Living Benefit described in this prospectus is not available if you purchased this Contract after December 31, 2001.


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

To learn more about the Visionary Choice Contract, you may want to refer to the Statement of Additional Information dated May 1, 2002 (known as the "SAI"). For a free copy of the SAI, contact us at:

        IL Annuity Variable Administration
        2960 North Meridian Street
        Indianapolis, IN  46208
        or
        P.O. Box 6012
        Indianapolis, IN  46206-6012
        Telephone:  1-888-232-6486 (toll-free)
        Fax:  1-800-334-2023
        (Monday-Friday 8:00 a.m. - 4:00 p.m. Eastern Standard Time)


We have filed the SAI with the U.S. Securities and Exchange Commission ("SEC") and have incorporated it by reference into this prospectus (It is legally part of this prospectus.) The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy these materials at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC's public reference room.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                    Page
                                                                    ----

GLOSSARY..............................................................4
HIGHLIGHTS............................................................5
   The Contract.......................................................5
   Who Should Purchase the Contract?..................................6
   How to Invest......................................................6
   Cancellation -- the Free-Look Period...............................6
   Investment Options.................................................6
   Transfers..........................................................7
   Enhanced Dollar Cost Averaging Feature.............................7
   Access to Your Money...............................................7
   Death Benefit......................................................7
   Living Benefit.....................................................8
   Fees and Charges...................................................8
   Annuity Provisions.................................................9
   Federal Tax Status.................................................9
   Inquiries .........................................................9

FEE TABLE............................................................10
   Examples..........................................................12
   Condensed Financial Information...................................15

ABOUT IL ANNUITY AND THE SEPARATE ACCOUNT............................15
   IL Annuity and Insurance Company..................................15
   IL Annuity and Insurance Co. Separate Account 1...................16
THE PORTFOLIOS.......................................................16
   Investment Objectives of the Portfolios...........................17
   Availability of the Funds.........................................18
THE PAY-IN PERIOD....................................................18
   Purchasing a Contract.............................................19
   Premium Payments..................................................19
   Cancellation -- the Free-Look Period..............................19
   Tax-Free "Section 1035" Exchanges.................................19
   Designating Your Investment Options...............................20
YOUR CONTRACT VALUE..................................................20
   Separate Account Value............................................20
TRANSFERS BETWEEN INVESTMENT OPTIONS.................................21
   General...........................................................21
   Telephone and Faxed Transfer Requests.............................21
   Excessive Trading Limits..........................................21
   Transfer Fee......................................................22
CONTRACT OWNER SERVICES..............................................22
   Dollar-Cost Averaging.............................................22
   Enhanced Dollar Cost Averaging ("Enhanced DCA") Program...........22
   Interest Sweep....................................................23
   Automatic Account Balancing Service...............................23
ACCESS TO YOUR MONEY.................................................23
   Full Withdrawals..................................................23
   Partial Withdrawals...............................................24
   Systematic Withdrawal Program.....................................24
   Full and Partial Withdrawal Restrictions..........................24
   Restrictions on Distributions from Certain Types of Contracts.....24
CONTRACT LOANS.......................................................25
DEATH BENEFITS.......................................................26
   Death Benefits Before the Annuity Start Date......................26
   Loans.............................................................26
   Distribution Upon the Owner's Death...............................26
   Distribution Upon the Death of the Annuitant......................27
   Death of Payee On or After the Annuity Start Date.................27
THE LIVING BENEFIT...................................................27
FEES AND CHARGES.....................................................29
   Withdrawal Charge.................................................29
   Contract Fee......................................................31
   Asset-Based Administrative Charge.................................31
   Mortality and Expense Risk Charge.................................31
   Transfer Fee......................................................31
   Portfolio Fees and Charges........................................31
   Premium Taxes.....................................................31
   Other Taxes.......................................................32
THE PAYOUT PERIOD....................................................32
   The Annuity Start Date............................................32
   Annuity Payout Plans..............................................32
   Determining the Amount of Your Annuity Payment....................33
   Fixed Annuity Payments............................................33
   Variable Annuity Payments.........................................33
   Annuity Unit Value................................................33
   Transfers.........................................................33
   Description of Annuity Payout Plans...............................33
THE FIXED ACCOUNT....................................................34
   Fixed Account Value...............................................34
   Fixed Account Transfers...........................................35
   Payment Deferrals.................................................35
   Enhanced Dollar Cost Averaging Feature............................35
INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS......................35
   IMSA..............................................................37
OTING RIGHTS.........................................................37
FEDERAL TAX MATTERS..................................................37
   Taxation of Non-Qualified Contracts...............................38
   Taxation of Qualified Contracts...................................38
   Other Tax Issues..................................................39
   Our Income Taxes..................................................40
   Possible Tax Law Changes..........................................40
OTHER INFORMATION....................................................40
   Holidays..........................................................40
   Payments..........................................................40
   State Variations..................................................40
   Modification......................................................41
   Distribution of the Contracts.....................................41
   Legal Proceedings.................................................41
   Reports to Owners.................................................41
   Inquiries.........................................................42
   Financial Statements..............................................42
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS................43
CONDENSED FINANCIAL INFORMATION......................................A-1

--------------------------------------------------------------------------------
GLOSSARY
--------------------------------------------------------------------------------

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT -- The measurement we use before the Annuity Start Date to calculate the value of each variable account at the end of each business day.


ANNUITANT -- You are the annuitant, unless you state otherwise in your application. The annuitant is the person (or persons) whose life (or lives) we use to determine the dollar amount and duration of the annuity payments that we will pay under the Contract and whose death determines the death benefit. You may choose joint annuitants in some cases. Unless we permit otherwise, you may not change the annuitant you name in the application unless you transfer ownership of the Contract.


ANNUITY START DATE -- The date when we will begin to pay annuity payments to the annuitant.

ANNUITY UNIT -- The measurement we use to calculate the value of your annuity payments if you choose to receive annuity payments from the variable accounts.


BENEFICIARY -- The person you name to receive the death benefit if the annuitant dies during the pay-in period. If there are joint owners, and one joint owner dies before the Annuity Start Date, then the surviving joint owner becomes the sole beneficiary.


BUSINESS DAY -- Each day on which the New York Stock Exchange is open for business, except for the holidays listed in this prospectus under "Holidays."

COMPANY ("WE," "US," "OUR," AND "IL ANNUITY") -- IL Annuity and Insurance
Company.

CONTRACT ANNIVERSARY -- The same date in each year as the date of issue.

contract value -- The total amount you have accumulated under the Contract. It is equal to the money you have under the Contract in the separate account and the fixed account.

DATE OF ISSUE -- The date we issue your Contract. It is shown on the specifications page of the Contract. We measure contract years and contract anniversaries from the date of issue, and it is the date on which the first contract year begins.

DEATH BENEFIT ANNIVERSARY -- Every third contract anniversary beginning on the date of issue.

DUE PROOF OF DEATH -- Proof of death that we find satisfactory, such as a certified copy of the death record, or a certified copy of a court decree reciting a finding of death.

ELIGIBLE PREMIUM PAYMENT -- That portion of your Initial Net Premium Payment that you allocate to a particular Eligible Variable Account on the date of issue. We use it as a benchmark for calculating the Living Benefit.


ELIGIBLE VARIABLE ACCOUNT -- Variable accounts the Company designates to be guaranteed by the Living Benefit. Currently all variable accounts are so designated.

ENHANCED DOLLAR COST AVERAGING (ENHANCED DCA) -- If you choose the Enhanced Dollar Cost Averaging feature, we will transfer a specified amount of money automatically each month from the Enhanced DCA account to your choice of variable accounts. We will credit a rate of interest in excess of the current fixed account rate to the diminishing balance of your Initial Net Premium Payment remaining in the Enhanced DCA account for a specified amount of time, depending upon the Enhanced DCA feature you chose.


FIXED ACCOUNT -- An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account.


FREE WITHDRAWAL AMOUNT -- The amount that may be withdrawn from the Contract without being assessed a withdrawal charge.


FUNDS -- The open-end management investment companies listed on the front page of this Prospectus. This Contract allows you to invest in certain investment portfolios of the Funds.

INITIAL NET PREMIUM PAYMENT -- The sum of all net premium payments received pursuant to, and as a result of, a Section 1035 Exchange of another Contract at the time of application and any net premium payments received with the application for this Contract.


LIVING BENEFIT -- A guarantee we provide regarding your Contract's value in the variable accounts on the Living Benefit Date, provided you select the Living Benefit option on your application. This feature is not available if you purchased this Contract after December 31, 2001.


LIVING BENEFIT DATE -- 10 years after the date of issue.

NET PREMIUM PAYMENT -- A premium payment less any applicable premium taxes.

OWNER OR OWNERS ("YOU" OR "YOUR") -- The person(s) having the privileges of ownership stated in the Contract. Joint owners may be permitted.

PAYEE -- The person(s) entitled to receive annuity payments. You may name a "Successor Payee" to receive any guaranteed annuity payments after the death of the sole surviving payee.

PAY-IN PERIOD -- The period that begins when we issue your Contract and ends on the Annuity Start Date. During the pay-in period, earnings accumulate on a tax-deferred basis.

PAYOUT PERIOD -- The period that begins on the Annuity Start Date during which you receive annuity payments based on the money you have accumulated under your Contract.

PAYOUT PLAN -- The arrangement you choose under which we pay annuity payments to you after the Annuity Start Date. You may choose whether the dollar amount of the payments you receive will be fixed, or will vary with the investment experience of the variable accounts in which you are invested at that time.

PORTFOLIO -- A separate investment portfolio of a Fund in which a variable account invests.

PREMIUM PAYMENT YEAR -- The twelve-month period beginning on the date we receive any premium payment. It is used to calculate the withdrawal charge if you choose the date of premium payment withdrawal charge option.


QUALIFIED CONTRACT -- A Contract issued in connection with retirement plans that qualify for special federal income tax treatment under sections 401(a), 403(b), 408, 408A, or 457 of the tax code.


SEPARATE ACCOUNT -- IL Annuity and Insurance Co. Separate Account 1, a separate investment account divided into variable accounts that we established to receive and invest the premium payments we receive under the Contract. Assets in the separate account are not part of our general account.

TAX CODE -- The Internal Revenue Code of 1986, as amended.

VARIABLE ACCOUNT -- A subdivision of the separate account that invests exclusively in shares of a single portfolio of a Fund. The investment performance of each variable account is linked directly to the investment performance of the portfolio in which it invests.


VARIABLE ADMINISTRATIVE OFFICE -- The mailing address for the Variable Administrative Office is 2960 North Meridian Street, Indianapolis, IN 46208 or P.O. Box 6012, Indianapolis, IN 46206-6012. You can call the Variable Administrative Office at 1-888-232-6486 (toll-free) or send a fax to the Variable Administrative Office at 1-800-334-2023.


WRITTEN REQUEST -- Your signed, written notice or request. We must receive your written request at the Variable Administrative Office and it must be in a form we find satisfactory.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

These highlights provide only a brief overview of the more important features of the Visionary Choice Contract. More detailed information about the Contract appears later in this prospectus. Please read this prospectus carefully.

THE CONTRACT

An annuity is a contract where you agree to make one or more premium payments to us and, in return, we agree to pay a series of payments to you at a later date chosen by you. The Visionary Choice Contract is a special kind of annuity that is:

o    FLEXIBLE PREMIUM--you may add premium payments at any time.

o Tax-Deferred--you generally do not have to pay taxes on earnings until you take money out by full or partial cash withdrawals, or we make annuity payments to you, or we pay the death benefit.

o VARIABLE--its value fluctuates with the performance of the mutual fund portfolios in which you invest. You bear the investment risk on the amounts you invest.

o AVAILABLE WITH RETIREMENT PLANS--you may purchase this annuity in connection with retirement plans, including those that qualify for favorable federal tax treatment.

Like all deferred annuities, the Contract has two phases: the "pay-in" period and the "payout" period. During the pay-in period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-deferred. The payout period begins once you start receiving regular annuity payments from your contract value. The money you can accumulate during the pay-in period, as well as the payout plan you choose, will determine the dollar amount of any annuity payments you receive.


If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, you should carefully consider the costs and benefits of the Contract (including the annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides tax-sheltered growth.


WHO SHOULD PURCHASE THE CONTRACT?


We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs, Roth IRAs, 401(k), 403(b) or 457 plans, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides for tax sheltered growth.


HOW TO INVEST

You may purchase the Contract with a single payment of $1,000 or more under most circumstances. We will not issue a Contract if you are older than age 85 on the date of issue.


You can pay additional premiums of $1,000 or more with some limitations. Send your premium payments to the Variable Administrative Office, 2960 North Meridian Street, Indianapolis, IN 46208 or P.O. Box 6012, Indianapolis, IN 46206-6012. You can call the Variable Administrative Office at 1-888-232-6486 (toll-free) or send a fax to the Variable Administrative Office at 1-800-334-2023.


CANCELLATION -- THE FREE-LOOK PERIOD

After you receive your Contract, you have a limited period of time during which you may cancel your Contract and receive a refund. This period of time is referred to as a "free-look" period and is established by state law. Usually, this period is either 10 or 20 days. Depending on your state of residence, if you cancel your Contract during the "free-look" period you will generally receive: 1) the value of your Contract as of the date we receive your notice of cancellation at the Variable Administrative Office; or 2) the greater of: a) the total of any premium payments you have made, or b) the value of your Contract as of the date we receive your notice of cancellation at the Variable Administrative Office. Please return your Contract with your notice of cancellation. We will pay the refund within 7 days after we receive the Contract and written request for cancellation at the Variable Administrative Office. The Contract will be deemed void once we issue your refund.

If your state requires that we return your premium payments, we will put your premium payment(s) into the Money Market variable account for fifteen days following the date of issue. See "Cancellation--The Free-Look Period."

INVESTMENT OPTIONS

You may currently invest your money in any of 23 portfolios by directing it into the corresponding variable account. The portfolios now available to you under the Contract are:

THE ALGER AMERICAN FUND
o    MidCap Growth
o    Small Capitalization

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") (INITIAL CLASS)
o    Fidelity VIP Asset Manager
o    Fidelity VIP Contrafund(R)
o    Fidelity VIP Equity-Income
o    Fidelity VIP Growth
o    Fidelity VIP Index 500
o    Fidelity VIP Investment Grade Bond
o    Fidelity VIP Money Market

FIRST EAGLE SOGEN VARIABLE FUNDS, INC.
o    First Eagle SoGen Overseas Variable

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
o    Mid-Cap Growth
o    Socially Responsive

OCC ACCUMULATION TRUST
o    Managed
o    Small Cap

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)

o    High Yield (formerly High Yield Bond)
o    Real Return (formerly Real Return Bond)

o    StocksPLUS Growth and Income

ROYCE CAPITAL FUND
o    Royce Micro-Cap

SAFECO RESOURCE SERIES TRUST
o    SAFECO Equity
o    SAFECO Growth Opportunities

T. ROWE PRICE FIXED INCOME SERIES, INC.
o    Limited-Term Bond

T. ROWE PRICE INTERNATIONAL SERIES, INC.
o    International Stock

VAN ECK WORLDWIDE INSURANCE TRUST

o    Worldwide Hard Assets

Each variable account invests exclusively in shares of one portfolio of a Fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in the prospectuses for the Funds that accompany this prospectus.

The value of your investment in the variable accounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted.

Depending on market conditions, you can make or lose money in any of the variable accounts. We reserve the right to offer other investment choices in the future.


You may also direct your money to the fixed account and receive a guaranteed rate of return. Money you place in the fixed account will earn interest for one -year periods at a fixed rate that is guaranteed by us never to be less than 3.0%.


TRANSFERS

You have the flexibility to transfer assets within your Contract. At any time during the pay-in period, you may transfer amounts among the variable accounts and between the fixed account and any variable account. Certain restrictions apply to transfers to and from the fixed account.

You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer from and among the variable accounts after the twelfth during a contract year before the Annuity Start Date. Transfers from the fixed account are always free of charge.

Transfers will reduce the value of the Living Benefit guarantee.

Once you begin to receive annuity payments, you may make one transfer among the variable accounts each contract year.

ENHANCED DOLLAR COST AVERAGING FEATURE


If you choose the Enhanced Dollar Cost Averaging ("DCA") feature, we will transfer a specified amount of money automatically each month from the Enhanced DCA account to your choice of variable accounts. We will credit a rate of interest in excess of the current fixed account rate to the diminishing balance of your Initial Net Premium Payment remaining in the Enhanced DCA Account for a 6-month period.


Amounts you allocate to the Enhanced DCA program will not be included in the Living Benefit.

ACCESS TO YOUR MONEY

During the pay-in period, you may receive a cash withdrawal of all or part of your contract value by sending a written request to the Variable Administrative Office. The minimum amount you can withdraw is $250. You may also fully withdraw all your value from the Contract and receive its surrender value.

Full and partial withdrawals may be subject to a withdrawal charge, depending upon the withdrawal charge option you chose at the time of purchase and the timing of the withdrawal. In any contract year after the first contract year, you may withdraw a portion of your contract value, called the free withdrawal amount, without incurring a withdrawal charge.

Withdrawals will reduce the value of the Living Benefit guarantee, and may affect any Enhanced Death Benefit you select.

You may have to pay federal income taxes on amounts you withdraw, and a federal penalty tax may be assessed on any money you withdraw from the Contract before age 59 1/2. Access to amounts held in Qualified Contracts may be restricted or prohibited.

DEATH BENEFIT

We will pay the death benefit to the beneficiary on the annuitant's death before the Annuity Start Date.

The basic death benefit will equal the greater of:

o the sum of premium payments made under the Contract, less partial withdrawals as of the date we determine the death benefit; or

o    the contract value as of the date we determine the death benefit.

If you elect the enhanced death benefit option, the enhanced death benefit will be the greater of:

o    the contract value as of the date we determine the enhanced death benefit;
     or

o the highest contract value on any Death Benefit Anniversary, adjusted for any premium payments received, withdrawals taken and charges incurred between such Death Benefit Anniversary and the date we determine the enhanced death benefit.

We set the value of the enhanced death benefit initially on the first Death Benefit Anniversary (that is, the third Contract Anniversary) and reset it every third Contract

Anniversary if the value is greater. Once reset, this value will never decrease unless you make a partial withdrawal.

In determining both the enhanced and the basic death benefit, we will subtract any applicable premium taxes not previously deducted.

The enhanced death benefit expires at the annuitant's age 75. After that time, the enhanced death benefit is equal to the basic death benefit.

LIVING BENEFIT

The Living Benefit guarantees a minimum value in the variable accounts on the Contract's tenth anniversary, provided certain conditions are met. The Living Benefit is based on the first premium payment that you direct into the Eligible Variable Accounts at the time of premium payment reduced by adjusted withdrawals and transfers.

We will not credit your Contract with any Living Benefit if you elect to receive annuity payments before the Living Benefit Date.

Transfers and withdrawals from an Eligible Variable Account will reduce the value of the Living Benefit.


The Living Benefit is not available if you purchased this Contract after December 31, 2001.


FEES AND CHARGES

WITHDRAWAL CHARGE. We will deduct a withdrawal charge if you withdraw all or part of your contract value during certain time periods. The amount of the withdrawal charge depends on the withdrawal charge option and free withdrawal option you choose at the time you purchase the Contract.

We do not assess a withdrawal charge on the death benefit or on annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.

You may choose between two withdrawal charge options. If you choose the DATE OF ISSUE WITHDRAWAL CHARGE OPTION, we will calculate the withdrawal charge from the date of issue. The date of issue withdrawal charge is 7% in the first six contract years, decreasing to 6% in the seventh contract year, and then declining by 2% in each subsequent contract year, until it is zero in contract year ten. If you choose the DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION, we will calculate the withdrawal charge from the date you make a premium payment. The date of premium payment withdrawal charge is 7% in the first premium payment year, decreasing by 1% in each subsequent premium payment year, until it is zero in premium payment year eight.

In any contract year after the first contract year, you may withdraw a portion of your contract value without incurring a withdrawal charge. This amount is called the free withdrawal amount.


The withdrawal charge may be waived in cases of extended hospitalization, long-term care, terminal illness, or to pay for post -secondary education, as provided in the Contract.


CONTRACT FEE. We deduct a quarterly contract fee of $7.50 from your contract value at the end of each contract quarter during the pay-in period and on the date of full withdrawal. Certain exceptions apply.

TRANSFER FEE. You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer from and among the variable accounts after the twelfth during a contract year before the Annuity Start Date. Transfers from the fixed account are always free of charge.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily mortality and expense risk charge from your value in the variable accounts at an annual rate of 1.25%. We will continue to deduct this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily administrative charge from your value in the variable account at an annual rate of 0.15%. We will continue to assess this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

PREMIUM TAXES. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires us to pay the tax. If necessary, we will make the deduction either: (a) from premium payments as we receive them, (b) from your contract value upon partial or full withdrawal, (c) when annuity payments begin, or (d) upon payment of a death benefit.


PORTFOLIO FEES AND CHARGES. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. You pay these fees indirectly. For 2001, these charges ranged from 0.28% to 1.53% annually. See the Fee Table in this Prospectus and the prospectuses for the portfolios.


COMPENSATION. For information concerning compensation paid for the sale of the Contracts, see "Distribution of Contracts."

ANNUITY PROVISIONS

PAYOUT PLANS. The Contract allows you to receive fixed or variable periodic annuity payments beginning on the Annuity Start Date you select. You may choose among several payout plans. You may receive income payments for a specific period of time or for life, with or without a guaranteed number of payments.

We will use your adjusted contract value on the Annuity Start Date to calculate the amount of your annuity payments under the payment plan you choose. If you select a variable payout plan, the dollar amount of your payments may go up or down depending on the investment results of the portfolios you invest in at that time.

FEDERAL TAX STATUS

In general, you are not taxed on earnings on your investment in the Contract until you withdraw money from the Contract or receive annuity payments. Earnings are taxed as ordinary income. During the pay-in period, for tax purposes, withdrawals are taken first from earnings and then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion you received. Death benefits are taxable and generally are included in the income of the recipient. For a further discussion of the federal tax status of the Contract, see "Federal Tax Status."

INQUIRIES

If you need additional information, please contact us at:


IL Annuity Variable Administration
2960 North Meridian Street
Indianapolis, IN 46208 or

P.O. Box 6012
Indianapolis, IN 46206-6012

Telephone:  1-888-232-6486 (toll-free)
Fax:        1-800-334-2023
(Monday - Friday 8:00 a.m. - 4:00 p.m. Eastern Standard Time)

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

The purpose of the Fee Table is to help you understand the various costs and expenses that you will pay directly and indirectly by investing in the variable accounts. The Fee Table shows the historic fees and expenses for each portfolio for the fiscal year ended December 31, 2001, except as stated in the footnotes. Expenses for the portfolios are not fixed or specified under the terms of the Contract. Actual portfolio expenses in future years may be higher or lower than the figures stated below.


YOUR TRANSACTION EXPENSES


Sales Charge Imposed on Premium Payments.........................................................................       None
Maximum Withdrawal Charge (as a percentage of your premium payments)(1)..........................................       7.0%
Transfer Fee..........................................................................No fee for the first 12 transfers in a contract year then $25 per additional transfer

ANNUALIZED CONTRACT FEE(2).......................................................................................        $30
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average net assets)
    Mortality and Expense Risk Charge............................................................................      1.25%
    Administrative Expenses......................................................................................      0.15%
                                                                                                                       -----
    Total Separate Account Annual Expenses.......................................................................      1.40%

ANNUAL FUND EXPENSES

(as a percentage of average net assets after fee waivers and expense reimbursements as of December 31, 2001)

                                                                                                                       TOTAL ANNUAL
                                                               MANAGEMENT                               OTHER            EXPENSES
                                                                  FEES                                EXPENSES        (AFTER WAIVERS
                                                                 (AFTER        12B-1    SERVICE        (AFTER              AND
NAME OF PORTFOLIO                                               WAIVERS)       FEES       FEES     REIMBURSEMENT)     REIMBURSEMENT)
------------------                                              --------       ----       ----     --------------     --------------
Alger American Fund
   MidCap Growth Portfolio                                         0.80%       0.00%      0.00%         0.08%              0.88%
   Small Capitalization Portfolio                                  0.85%       0.00%      0.00%         0.07%              0.92%

Fidelity VIP (Initial Class)
   Asset Manager Portfolio                                         0.53%       0.00%      0.00%         0.11%              0.64%
   Contrafund(R) Portfolio (3)                                     0.58%       0.00%      0.00%         0.10%              0.68%
   Equity-Income Portfolio (3)                                     0.48%       0.00%      0.00%         0.10%              0.58%
   Growth Portfolio (3)                                            0.58%       0.00%      0.00%         0.10%              0.68%
   Index 500 Portfolio (4)                                         0.24%       0.00%      0.00%         0.04%              0.28%
   Investment Grade Bond Portfolio                                 0.43%       0.00%      0.00%         0.11%              0.54%
   Money Market Portfolio (3)                                      0.18%       0.00%      0.00%         0.10%              0.28%

First Eagle SoGen Variable Funds, Inc.
   First Eagle SoGen Overseas Variable Portfolio (5)               0.17%       0.25%      0.00%         1.08%              1.50%

Neuberger Berman Advisers Management Trust
   Mid-Cap Growth (6)                                              0.84%       0.00%      0.00%         0.07%              0.91%
   Socially Responsive (6)                                         0.85%       0.00%      0.00%         0.68%              1.53%

OCC Accumulation Trust
   Managed Portfolio (7)                                           0.78%       0.00%      0.00%         0.10%              0.88%
   Small Cap Portfolio (7)                                         0.80%       0.00%      0.00%         0.10%              0.90%

PIMCO Variable Insurance Trust (Administrative Class)
   High Yield (formerly High Yield Bond) (8)                       0.25%       0.00%      0.15%         0.35%              0.75%
   Real Return (formerly Real Return Bond) (8)                     0.25%       0.00%      0.15%         0.26%              0.66%
   StocksPLUS Growth and Income (8)                                0.40%       0.00%      0.15%         0.12%              0.67%

Royce Capital Fund
   Royce Micro-Cap Portfolio (9)                                   1.18%       0.00%      0.00%         0.17%              1.35%

SAFECO Resource Series Trust
   SAFECO Equity Portfolio                                         0.74%       0.00%      0.00%         0.04%              0.78%
   SAFECO Growth Opportunities Portfolio                           0.74%       0.00%      0.00%         0.04%              0.78%

T. Rowe Price Fixed Income Series, Inc.
   Limited-Term Bond Portfolio (10)                                0.70%       0.00%      0.00%         0.00%              0.70%

T. Rowe Price International Series, Inc.
   International Stock Portfolio (10)                              1.00%       0.00%      0.00%         0.00%              1.05%

Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets Portfolio (11)                            1.00%       0.00%      0.00%         0.15%              1.15%

(1) The amount of the withdrawal charge depends on the withdrawal charge option and free withdrawal option you choose at the time you purchase the Contract. We do not assess a withdrawal charge if the Contract terminates due to your death or the annuitant's death, or if you decide to begin to receive annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.
(2) We waive this fee for Qualified Contracts. We also waive this fee for Non-Qualified Contracts with cumulative premium payments of $100,000 or more.
(3) Actual Total Annual Expenses for the Initial Class Shares of the Fidelity VIP Equity- Income, Growth, and Contrafund(R) Portfolios were lower than those shown in the Fee Table because a portion of the brokerage commissions that the fund paid were used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details. The Total Annual Expenses for the Initial Class Shares of the Fidelity VIP Money Market Portfolio are based on historical expenses, adjusted to reflect the current management fee structure.

(4) Fidelity Management & Research Company agreed to reimburse a portion of the Fidelity VIP Index 500 Portfolio's expenses to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. The fund's manager can discontinue this arrangement at any time. Without this reimbursement, the Management Fees, Other Expenses and Total Annual Expenses in 2001 were 0.24%, 0.11% and 0.35%, respectively.
(5) The 12b-1 fee for the First Eagle SoGen Overseas Variable Portfolio is imposed to enable the Portfolio to recover certain sales expenses, including compensation to broker-dealers, the cost of printing prospectuses, advertising costs and shareholder servicing-related expenses for the Portfolio. Over a long period of time, the total amount of 12b-1 fees paid may exceed the amount of sales charges imposed by other portfolios. Under the terms of an investment advisory agreement the First Eagle SoGen Overseas Variable Portfolio pays its investment adviser a monthly management fee at an annual rate of 0.75% of the average daily net assets of the Portfolio. The Adviser has agreed to waive its advisory fee and, if necessary, reimburse Portfolio expenses through October 31, 2002 to the extent the Portfolio's aggregate expenses exceed 1.50% of annualized average net assets. The Adviser may or may not continue this arrangement after October 31, 2002, and if not so continued, the Portfolio's aggregate expenses will be greater than 1.50% of average net assets for the year. Had the 2001 expense limitation extended only through October 31, 2001, the Portfolio's aggregate expenses for that year would have been 1.59% of average net assets. For the year ended December 31, 2001, the Adviser waived $95,233 of the Portfolio's investment advisory fees. Without such waiver and reimbursements, the Management Fee was 0.75%, Other Expenses were 1.33% and Total Annual Expenses were 2.08%.
(6) Expenses reflect expense reimbursement. Neuberger Berman Management Inc. ("NBMI") has undertaken until April 30, 2005 to reimburse certain operating expenses, including the compensation of NBMI (except with respect to Mid-Cap Growth) and excluding taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs, that exceed, in the aggregate, 1.00% of the Mid-Cap Growth Portfolio's average daily net asset value and 1.50% of the Socially Responsive Portfolio's average daily net asset value. Absent such reimbursement, the Total Annual Expenses for the year ended December 31, 2001 would have been 4.33% for the Socially Responsive Portfolio. The expense reimbursement arrangements for Mid-Cap Growth and Socially Responsive Portfolios are contractual for three years and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective expense limitation.
(7) The Other Expenses of the OCC Accumulation Trust Portfolios as of December 31, 2001 are shown without a reduction for certain expense offsets afforded the Portfolios, which effectively lowered overall custody expenses. The total annual expenses of the Managed and Small Cap Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of their respective average daily net assets. These limitations had a negligible effect, so that without such limitations, and without giving effect to any expense offsets, the management fees, other expenses and total annual expenses incurred for the fiscal year ended December 31, 2001 would have been: 0.78%, 0.10% and 0.88%, respectively, for the Managed Portfolio; and 0.80%, 0.10% and 0.90%, respectively, for the Small Cap Portfolio.
(8) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% for the High Yield (formerly High Yield Bond) Portfolio; 0.65% for the Real Return (Real Return Bond) Portfolio; and 0.65% for the StocksPLUS Growth and Income Portfolio of average daily net assets. Without such reductions, total annual expenses for the fiscal year ended December 31, 2001 would have been 0.76%, 0.67% and 0.67% for the High Yield (formerly High Yield Bond) Portfolio, the Real Return (formerly Real Return Bond) Portfolio and the StocksPLUS Growth and Income Portfolio, respectively. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total annual expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets, excluding interest expense, is 0.65% for the Real Return and StocksPLUS Growth and Income Portfolio.
(9) Royce & Associates, LLC, the investment adviser to the Royce Micro-Cap Portfolio, has contractually agreed to waive its management fees and reimburse other expenses through December 31, 2002 to the extent necessary to maintain total annual expenses of the Portfolio at or below 1.35%. Without such waiver and reimbursement, the Management Fee was 1.25% and Total Annual Expenses were 1.42% for fiscal year 2001.
(10) The Limited-Term Bond Portfolio pays T. Rowe Price an annual all-inclusive fee of 0.70%, computed daily and paid monthly, based on its average daily net assets. The International Stock Portfolio pays Rowe Price-Fleming International, Inc. an annual all-inclusive fee of 1.05%, computed daily and paid monthly, based on its average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.

(11) The Adviser to the Van Eck Worldwide Hard Assets Portfolio agreed to assume expenses for the portfolio exceeding 1.15% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2001. Without such absorption, Other Expenses were 0.18% for the Worldwide Hard Assets Portfolio.


EXAMPLES


(Note: The examples shown below are entirely hypothetical. They do not represent past or future performance or expenses. Actual performance and/or expenses may be more or less than amounts shown.)


Examples 1 and 2 show expenses for a Contract with a DATE OF ISSUE WITHDRAWAL CHARGE OPTION. You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and the deduction of the charges and expenses for the Contract and for the variable accounts, as stated in the Fee Table above. These examples assume that the fee waivers/reimbursements will continue for the length of time shown in the examples.

1. If you fully withdraw from your Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period:


                                                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
ALGER AMERICAN FUND
   MidCap Growth                                                                $93.86     $141.82     $195.78     $269.10
   Small Capitalization                                                         $94.26     $142.94     $197.79     $273.12

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") (INITIAL CLASS)
   Fidelity VIP Asset Manager                                                   $91.45     $135.06     $183.64     $244.65
   Fidelity VIP Contrafund(R)                                                   $91.86     $136.19     $185.67     $248.77
   Fidelity VIP Equity-Income                                                   $90.85     $133.36     $180.58     $238.43
   Fidelity VIP Growth                                                          $91.86     $136.19     $185.67     $248.77
   Fidelity VIP Index 500                                                       $87.83     $124.83     $165.15     $206.76
   Fidelity VIP Investment Grade Bond                                           $90.45     $132.23     $178.54     $234.27
   Fidelity VIP Money Market                                                    $87.83     $124.83     $165.15     $206.76

FIRST EAGLE SOGEN VARIABLE FUNDS, INC.
  First Eagle SoGen Overseas Variable Portfolio                                $100.05     $159.04     $226.26     $329.42

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Mid-Cap Growth                                                                $94.16     $142.66     $197.29     $272.11
  Socially Responsive                                                          $100.35     $159.87     $227.61     $332.23

OCC ACCUMULATION TRUST
  Managed Portfolio                                                             $93.86     $141.82     $195.78     $269.10
  Small Cap Portfolio                                                           $94.06     $142.38     $196.79     $271.11

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)
  High Yield                                                                    $92.56     $138.16     $189.22     $255.93
  Real Return                                                                   $91.65     $135.63     $184.66     $246.71
  StocksPLUS Growth and Income                                                  $91.75     $135.91     $185.17     $247.74

ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio                                                     $98.56     $154.90     $219.13     $315.19

SAFECO RESOURCE SERIES TRUST
  SAFECO Equity Portfolio                                                       $92.86     $139.01     $190.74     $258.99
  SAFECO Growth Opportunities Portfolio                                         $92.86     $139.01     $190.74     $258.99

T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond                                                            $92.06     $136.76     $186.69     $250.82

T. ROWE PRICE INTERNATIONAL SERIES, INC.
   International Stock                                                          $95.56     $146.57     $204.29     $286.05

VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Hard Assets                                                        $96.56     $149.36     $209.26     $295.87

2. If you do not withdraw from your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period:



                                                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
ALGER AMERICAN FUND
   MidCap Growth                                                                $23.86      $73.49     $125.78     $269.10
   Small Capitalization                                                         $24.26      $74.69     $127.79     $273.12

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") (INITIAL CLASS)
   Fidelity VIP Asset Manager                                                   $21.45      $66.24     $113.64     $244.65
   Fidelity VIP Contrafund(R)                                                   $21.86      $67.45     $115.67     $248.77
   Fidelity VIP Equity-Income                                                   $20.85      $64.41     $110.58     $238.43
   Fidelity VIP Growth                                                          $21.86      $67.45     $115.67     $248.77
   Fidelity VIP Index 500                                                       $17.83      $55.26      $95.15     $206.76
   Fidelity VIP Investment Grade Bond                                           $20.45      $63.20     $108.54     $234.27
   Fidelity VIP Money Market                                                    $17.83      $55.26      $95.15     $206.76

FIRST EAGLE SOGEN VARIABLE FUNDS, INC.
  First Eagle SoGen Overseas Variable Portfolio                                 $30.05      $91.99     $156.46     $329.42

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Mid-Cap Growth                                                                $24.16      $74.39     $127.29     $272.11
  Socially Responsive                                                           $30.35      $92.87     $157.92     $332.23

OCC ACCUMULATION TRUST
  Managed Portfolio                                                             $23.86      $73.49     $125.78     $269.10
  Small Cap Portfolio                                                           $24.06      $74.09     $126.79     $271.11

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)
  High Yield                                                                    $22.56      $69.57     $119.22     $255.93
  Real Return                                                                   $21.65      $66.84     $114.66     $246.71
  StocksPLUS Growth and Income                                                  $21.75      $67.15     $115.17     $247.74

ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio                                                     $28.56      $87.54     $149.13     $315.19

SAFECO RESOURCE SERIES TRUST
  SAFECO Equity Portfolio                                                       $22.86      $70.47     $120.74     $258.99
  SAFECO Growth Opportunities Portfolio                                         $22.86      $70.47     $120.74     $258.99

T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond                                                            $22.06      $68.05     $116.69     $250.82

T. ROWE PRICE INTERNATIONAL SERIES, INC.
   International Stock                                                          $25.56      $78.60     $134.29     $286.05

VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Hard Assets                                                        $26.56      $81.59     $139.26     $295.87

Examples 3 and 4 show Contracts with a DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION.


3. If You fully withdraw from your Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period:


                                                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
ALGER AMERICAN FUND
   MidCap Growth                                                                $93.86     $122.30     $155.78     $269.10
   Small Capitalization                                                         $94.26     $123.44     $157.79     $273.12

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") (INITIAL CLASS)
   Fidelity VIP Asset Manager                                                   $91.45     $115.40     $143.64     $244.65
   Fidelity VIP Contrafund(R)                                                   $91.86     $116.55     $145.67     $248.77
   Fidelity VIP Equity-Income                                                   $90.85     $113.66     $140.58     $238.43
   Fidelity VIP Growth                                                          $91.86     $116.55     $145.67     $248.77
   Fidelity VIP Index 500                                                       $87.83     $104.95     $125.15     $206.76

   Fidelity VIP Investment Grade Bond                                           $90.45     $112.51     $138.54     $234.27
   Fidelity VIP Money Market                                                    $87.83     $104.95     $125.15     $206.76

FIRST EAGLE SOGEN VARIABLE FUNDS, INC.
  First Eagle SoGen Overseas Variable Portfolio                                 $100.05    $139.88     $186.37     $329.42

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Mid-Cap Growth                                                                $94.16     $123.15     $157.29     $272.11
  Socially Responsive                                                          $100.35     $140.73     $187.79     $332.23

OCC ACCUMULATION TRUST
  Managed Portfolio                                                             $93.86     $122.30     $155.78     $269.10
  Small Cap Portfolio                                                           $94.06     $122.87     $156.79     $271.11

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)
  High Yield                                                                    $92.56     $118.57     $149.22     $255.93
  Real Return                                                                   $91.65     $115.97     $144.66     $246.71
  StocksPLUS Growth and Income                                                  $91.75     $116.26     $145.17     $247.74

ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio                                                     $98.56     $135.66     $179.13     $315.19

SAFECO RESOURCE SERIES TRUST
  SAFECO Equity Portfolio                                                       $92.86     $119.43     $150.74     $258.99
  SAFECO Growth Opportunities Portfolio                                         $92.86     $119.43     $150.74     $258.99

T. ROWE PRICE FIXED INCOME SERIES, INC.
  Limited-Term Bond                                                             $92.06     $117.13     $146.69     $250.82

T. ROWE PRICE INTERNATIONAL SERIES, INC.
  International Stock                                                           $95.56     $127.15     $164.29     $286.05

VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Hard Assets                                                         $96.56     $130.00     $169.26     $295.87



4. If You do not withdraw from your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period:



                                                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
ALGER AMERICAN FUND
   MidCap Growth                                                                $23.86      $73.49     $125.78     $269.10
   Small Capitalization                                                         $24.26      $74.69     $127.79     $273.12

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") (INITIAL CLASS)
   Fidelity VIP Asset Manager                                                   $21.45      $66.24     $113.64     $244.65
   Fidelity VIP Contrafund(R)                                                   $21.86      $67.45     $115.67     $248.77
   Fidelity VIP Equity-Income                                                   $20.85      $64.41     $110.58     $238.43
   Fidelity VIP Growth                                                          $21.86      $67.45     $115.67     $248.77
   Fidelity VIP Index 500                                                       $17.83      $55.26      $95.15     $206.76
   Fidelity VIP Investment Grade Bond                                           $20.45      $63.20     $108.54     $234.27
   Fidelity VIP Money Market                                                    $17.83      $55.26      $95.15     $206.76

FIRST EAGLE SOGEN VARIABLE FUNDS, INC.
  First Eagle SoGen Overseas Variable Portfolio                                 $30.05      $91.99     $156.46     $329.42

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Mid-Cap Growth                                                                $24.16      $74.39     $127.29     $272.11
  Socially Responsive                                                           $30.35      $92.87     $157.92     $332.23

OCC ACCUMULATION TRUST
  Managed Portfolio                                                             $23.86      $73.49     $125.78     $269.10
  Small Cap Portfolio                                                           $24.06      $74.09     $126.79     $271.11

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)
  High Yield                                                                    $22.56      $69.57     $119.22     $255.93
  Real Return                                                                   $21.65      $66.84     $114.66     $246.71

  StocksPLUS Growth and Income                                                  $21.75      $67.15     $115.17     $247.74

ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio                                                     $28.56      $87.54     $149.13     $315.19

SAFECO RESOURCE SERIES TRUST
  SAFECO Equity Portfolio                                                       $22.86      $70.47     $120.74     $258.99
  SAFECO Growth Opportunities Portfolio                                         $22.86      $70.47     $120.74     $258.99

T. ROWE PRICE FIXED INCOME SERIES, INC.
  Limited-Term Bond                                                             $22.06      $68.05     $116.69     $250.82

T. ROWE PRICE INTERNATIONAL SERIES, INC.
  International Stock                                                           $25.56      $78.60     $134.29     $286.05

VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Hard Assets                                                         $26.56      $81.59     $139.26     $295.87

     The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also reflect the contract fee of $30 as if it were assessed on an average initial contract value of $40,068, which translates the contract fee into a 0.07% charge for the purposes of the examples based on a $1,000 investment.


THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL. IT DOES NOT REPRESENT PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THIS ASSUMED RATE.

CONDENSED FINANCIAL INFORMATION

Condensed financial information for the variable accounts is included at the end of this prospectus.

--------------------------------------------------------------------------------
ABOUT IL ANNUITY AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

IL ANNUITY AND INSURANCE COMPANY

IL Annuity and Insurance Company, formerly known as Sentry Investors Life Insurance Company, was incorporated under the laws of the Commonwealth of Massachusetts on March 9, 1966. IL Annuity is a stock life insurance company that reorganized under the laws of the State of Kansas on December 29, 2000. We changed our name to "IL Annuity and Insurance Company" on January 17, 1995.


On November 1, 1994, we became a wholly owned subsidiary of the Indianapolis Life Group of Companies, Inc. ("Indianapolis Life Group"), which was a majority-owned subsidiary of Indianapolis Life Insurance Company. Indianapolis Life Insurance Company was a mutual insurance company chartered under Indiana law in 1905. In 2001, Indianapolis Life became a stock insurance company.

AmerUs Group Co. ("AmerUs") acquired non-voting stock equal to 45% of the equity of IL Group ("Non-Voting Stock") on February 18, 2000. On May 18, 2001, AmerUs completed the acquisition of Indianapolis Life. Indianapolis Life is now an indirect wholly owned subsidiary of AmerUs. Following this acquisition, Indianapolis Life acquired the Non-Voting Stock from AmerUs and certain of AmerUs' subsidiaries.

As a part of the May 18, 2001, transaction, CLA Assurance Company ("CLA") was merged with and into Indianapolis Life. CLA was formerly a wholly-owned subsidiary of AmerUs. CLA's net assets of approximately $5.7 million were added to Indianapolis Life's balance sheet and CLA ceased to exist as an insurance company. There was no insurance business in force in CLA at the merger date.

On March 5, 2002, IL Group liquidated and transferred all of its assets and liabilities to Indianapolis Life, which now directly and wholly owns IL Annuity and IL Securities. AmerUs is the ultimate holding company of Indianapolis Life and IL Annuity. As of December 31, 2001, the consolidated assets of AmerUs and its subsidiaries were approximately $18.3 billion.


IL ANNUITY AND INSURANCE CO. SEPARATE ACCOUNT 1


We established IL Annuity and Insurance Co. Separate Account 1 (the "separate account") as a separate account under Massachusetts's insurance law on November 1, 1994. When IL Annuity redomesticated to

Kansas on December 29, 2000, the separate account became The separate account is also subject to the laws of the Commonwealth of Massachusetts which regulate the operations of insurance companies domiciled in Massachusetts. State of Kansas. The separate account will receive and invest net premium payments made under the Contracts and under other variable annuity contracts.

Although the assets in the separate account are our property, the portion of the assets in the separate account equal to the reserves and other contract liabilities of the separate account are not chargeable with the liabilities arising out of any other business that we may conduct and that has no specific relation to or dependence upon the separate account. The assets of the separate account are available to cover our general liabilities only to the extent that the separate account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the separate account. We have the right to transfer to the general account any assets of the separate account that are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are our general corporate obligations. Income, gains and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains or losses of any other separate account or of the Company.


The separate account is divided into variable accounts. Each variable account invests exclusively in shares of a single corresponding portfolio. The income, gains and losses, whether or not realized, from the assets allocated to each variable account are credited to or charged against that variable account without regard to income, gains or losses from any other variable account.


The separate account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the separate account, the funds or of us by the SEC.


--------------------------------------------------------------------------------
THE PORTFOLIOS
--------------------------------------------------------------------------------

Each variable account of the separate account invests exclusively in shares of a designated portfolio of a Fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Each Fund currently available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company.

The assets of each portfolio of each Fund are separate from the assets of that Fund's other portfolios, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of portfolio investments. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

In addition, the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of other such portfolios. We make no assurance, and no representation, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


An investment in a variable account, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due to insurance charges, the yields of the Money Market variable account may also become extremely low and possibly negative.


We cannot guarantee that each portfolio will always be available for this Contract. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Investment Objectives of the Portfolios


The investment objective of each portfolio is summarized below. WE GIVE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES. You can find more detailed information, including a description of risks, fees and expenses of each portfolio in the prospectuses for the Funds that accompany this prospectus.


CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. YOU SHOULD CAREFULLY READ THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE YOU INVEST.

PORTFOLIO                          INVESTMENT OBJECTIVE/INVESTMENT ADVISER
---------                          ---------------------------------------

THE ALGER AMERICAN             seeks long-term capital appreciation. The
MIDCAP GROWTH                  investment adviser is Fred Alger Management, Inc.


THE ALGER AMERICAN             seeks long-term capital appreciation. The
SMALL CAPITALIZATION           investment adviser is Fred Alger Management, Inc.
PORTFOLIO
FIDELITY VIP                   seeks to obtain a high total return with reduced
ASSET MANAGER PORTFOLIO        risk over the long-term. The investment adviser
INVESTMENT MANAGEMENT          is Fidelity Management & Research Company. The
(INITIAL CLASS)                sub-advisers are Fidelity Investments Money
                               Management, Inc., Fidelity and Research (U.K.)
                               Inc. and Fidelity Management and Research (Far
                               East) Inc.

FIDELITY VIP                   seeks long-term capital appreciation. The
CONTRAFUND(R) PORTFOLIO        investment adviser is Fidelity Management &
(INITIAL CLASS)                Research Company. The sub-advisers are Fidelity
                               Investment Management and Research (U.K.) Inc.
                               and Fidelity Management and Research (Far East)
                               Inc.

FIDELITY VIP                   seeks reasonable income and will also consider
EQUITY-INCOME PORTFOLIO        the potential for capital appreciation. The
(INITIAL CLASS)                investment adviser is Fidelity Management &
                               Research Company.

FIDELITY VIP                   seeks to achieve capital appreciation. The
GROWTH PORTFOLIO (INITIAL      investment adviser is Fidelity Management &
CLASS)                         Research Company.

FIDELITY VIP                   seeks investment results that correspond to the
INDEX 500 PORTFOLIO            total return of common stocks publicly traded in
(INITIAL CLASS)                the United States, as represented by the Standard
                               & Poor's 500(SM) Index. The investment adviser is
                               Fidelity Management & Research Company. The sub-adviser is Bankers Trust Company.

FIDELITY VIP                   seeks as high a level of current income as is
INVESTMENT GRADE BOND          consistent with the preservation of capital. The
PORTFOLIO (INITIAL CLASS)      investment adviser is Fidelity Management &
                               Research Company.

FIDELITY VIP                   seeks to earn a high level of current income as
MONEY MARKET PORTFOLIO         is consistent with the preservation of capital
(INITIAL CLASS)                and liquidity. The investment adviser is Fidelity
                               Management & Research Company. The sub-adviser is
                               Fidelity Investments Money Management, Inc.

FIRST EAGLE SOGEN              seeks long-term growth of capital. The investment
OVERSEAS VARIABLE              adviser is Arnhold and S. Bleichroeder Advisers,
                               Inc.


NEUBERGER BERMAN AMT           seeks growth of capital. The investment adviser
MID-CAP GROWTH PORTFOLIO       is Neuberger Berman Management, Inc. The
                               sub-adviser is Neuberger Berman, LLC.

NEUBERGER BERMAN AMT           seeks long-term growth of capital. The investment
SOCIALLY RESPONSIVE            adviser is Neuberger Berman Management, Inc. The
PORTFOLIO                      sub-adviser is Neuberger Berman, LLC.


OCC Accumulation               seeks growth of capital over time by investing in
MANAGED PORTFOLIO              common stock, bonds and cash equivalents,
                               allocated based on the investment adviser's judgment. The investment adviser is OpCap
                               Advisors.


PORTFOLIO                           INVESTMENT OBJECTIVE/INVESTMENT ADVISER
---------                           ---------------------------------------


OCC ACCUMULATION               seeks capital appreciation by investing primarily
SMALL CAP PORTFOLIO            in equity securities with market capitalization
                               under $2 billion. The investment adviser is OpCap
                               Advisors.

PIMCO HIGH YIELD               seeks to maximize total return, consistent with
(FORMERLY HIGH YIELD BOND)     preservation of capital and prudent investment
PORTFOLIO                      management. The investment adviser is Pacific
                               Investment Management Company LLC.

PIMCO REAL RETURN              seeks to realize maximum real return, consistent
(FORMERLY REAL RETURN BOND)    with the preservation of real capital and prudent
PORTFOLIO                      investment management. The investment adviser is
                               Pacific Investment Management Company LLC.

PIMCO STOCKSPLUS               seeks to achieve a total return, which exceeds
GROWTH AND INCOME              the total return performance of Portfolio the S&P
PORTFOLIO                      500. The investment adviser is Pacific Investment
                               Management Company LLC.

ROYCE MICRO-CAP                seeks long-term growth of capital. The investment
PORTFOLIO                      adviser is Royce & Associates, LLC.


SAFECO EQUITY PORTFOLIO        seeks long-term growth of capital and reasonable
ASSET MANAGEMENT               current income. The investment adviser is SAFECO
                               Company.


SAFECO GROWTH                  seeks growth of capital. The investment adviser
OPPORTUNITIES PORTFOLIO        is SAFECO Asset Management Company.

T. ROWE PRICE                  seeks a high level of income consistent with
LIMITED-TERM BOND              moderate fluctuation in principal value. The
PORTFOLIO                      investment adviser is T. Rowe Price Associates,
                               Inc.

T. ROWE PRICE                  seeks long-term growth of capital. The investment
INTERNATIONAL STOCK            adviser is Rowe Price-Fleming International, Inc.
PORTFOLIO


VAN ECK WORLDWIDE              seeks long-term capital appreciation by investing
HARD ASSETS PORTFOLIO          primarily in "hard asset securities." The
                               investment adviser is Van Eck Associates
                               Corporation.


AVAILABILITY OF THE FUNDS

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to substitute, eliminate or combine shares of a portfolio that are held in the separate account. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.

We also reserve the right in our sole discretion to establish additional variable accounts, or eliminate or combine one or more variable accounts, if marketing needs, tax considerations or investment conditions warrant. We will determine if new or substituted variable accounts will be available to existing contract owners. Subject to obtaining any approvals or consents required by law, we may transfer the assets of one or more variable accounts to any other variable account if, in our sole discretion, marketing, tax, or investment conditions warrant. Additional information regarding termination of participation agreements, substitutions of investments and resolving conflicts among Funds may be found in the SAI.

--------------------------------------------------------------------------------
THE PAY-IN PERIOD
--------------------------------------------------------------------------------

The pay-in period begins when your first premium payment is made and continues until you begin to receive annuity payments during the payout period. The pay-in period will also end if you fully withdraw all of your contract value before the payout period.

PURCHASING A CONTRACT

You generally may purchase a Contract with a premium payment of $1,000 (less for some Qualified Contracts). The maximum first premium payment is $250,000.

To purchase a Contract, you must make an application to us either through one of our licensed representatives who is also a registered representative of IL Securities, Inc. or of a broker-dealer having a selling agreement with IL Securities, Inc. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the tax code. We will not issue you a Contract if you are older than age 85 on the date of issue.

PREMIUM PAYMENTS

Premium payments generally must be at least $1,000 ($50 for IRAs). You may make premium payments at any time until the earliest of: (a) the Annuity Start Date;
(b) the date you fully withdraw all contract value; or (c) the date you reach age 85 (age 70 1/2 for traditional IRAs), although we may grant exceptions.

In any one contract year, we will not accept premium payments that total more than two times your first premium payment. We will not accept total premium payments in excess of $250,000. However, we reserve the right to waive these limitations.


Under the Automatic Premium Payment Plan, you may select a monthly payment schedule under which we will automatically deduct premium payments from a bank or credit union account or other source. The minimum amount of such payment is $1,000 per month.


CANCELLATION -- THE FREE-LOOK PERIOD


You have the right to cancel the Contract for any reason within 10 days after you receive it (or within 20 days of receipt if the Contract is replacing another annuity contract or insurance policy). In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must send a written request for cancellation and the returned Contract to the Variable Administrative Office before the end of the free-look period. You may fax your request and Contract to the following number: 1-800-334-2023.

The amount that we will refund to you will vary according to state requirements. In most states, we will refund to you an amount equal to the sum of:

o the difference between the premium payments you paid and the amounts you allocated to the variable accounts and the fixed account under the Contract; AND
o the contract value as of the date we receive the Contract and the written request for cancellation at the Variable Administrative Office.

You bear the investment risk for premium payments allocated to the variable accounts during the free-look period.

A few states require us to return premium payments upon cancellation. If state law requires that premium payments be returned, the amount of the refund will be the greater of:

o    the premium payments you paid under the Contract; AND
o the contract value (without the deduction of a withdrawal charge) on the date we receive the Contract and the written request for cancellation at our Variable Administrative Office, plus any premium taxes we deducted.

In those states where we must return premium payments, we will place the money you allocated to a variable account into the Money Market variable account for a 15-day period following the date of issue. At the end of that period, we will direct the amount in the Money Market variable account to the variable accounts you selected on your application based on the allocation percentages you specified.

We will pay the refund within 7 days after we receive your written request and the Contract at the Variable Administrative Office.

TAX-FREE "SECTION 1035" EXCHANGES

You can generally exchange one annuity contract for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a withdrawal charge. If the exchange does not qualify for Section 1035 tax treatment, you may have to pay federal income tax, including a possible penalty tax, on your old contract. There will be a new withdrawal charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

DESIGNATING YOUR INVESTMENT OPTIONS

When you fill out your application, you will give us instructions on how to allocate your first net premium payment among the twenty-three variable accounts and the fixed account. The amount you direct to a particular variable account and/or to the fixed account must equal at least 1% of the premium payment.

Once we receive your premium payment and your completed application at the Variable Administrative Office, we will issue your Contract and direct your first net premium payment within two (2) business days to the variable accounts and/or the fixed account in accordance with your instructions, subject to the limitations set forth above under "Cancellation -- The Free Look Period."

If you did not give us all the information we need, we will contact you. If we cannot complete the application within 5 business days, we will either send back your money immediately or obtain your permission to keep your money until we receive all the necessary information. Once the application is complete, we will direct your first net premium payment to the variable accounts and/or the fixed account according to your instructions within 2 business days, subject to the free look provisions.

We will credit any additional net premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our Variable Administrative Office. Our business day closes when the New York Stock Exchange closes, usually at 4 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them the next business day. We will direct your net premium payment to the variable accounts and/or the fixed account according to your written instructions in effect at the time we receive it. However, you may direct individual premium payments to a specific variable account and/or to the fixed account without changing your instructions. You may change your instructions directing your investments at any time by sending us a written request or by telephone authorization. Changing your instructions will not change the way existing contract value is apportioned among the variable accounts or the fixed account.

THE CONTRACT VALUE YOU DIRECT TO A VARIABLE ACCOUNT WILL VARY WITH THE INVESTMENT EXPERIENCE OF THAT VARIABLE ACCOUNT. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE VARIABLE ACCOUNTS. YOU SHOULD PERIODICALLY REVIEW YOUR PREMIUM PAYMENT ALLOCATION INSTRUCTIONS IN LIGHT OF MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES.

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YOUR CONTRACT VALUE
--------------------------------------------------------------------------------

SEPARATE ACCOUNT VALUE

Your separate account value will reflect the investment experience of the selected variable accounts, any net premium payments paid, any withdrawals or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum separate account value. A Contract's separate account value depends upon a number of variables, therefore it cannot be predetermined.

CALCULATING SEPARATE ACCOUNT VALUE

Your separate account value is determined at the end of each business day. The value will be the total of your Contract's value in each of the variable accounts. We determine your contract's value in each variable account by multiplying that variable account's unit value for the relevant valuation period by the number of accumulation units of that variable account allocated to the Contract.

NUMBER OF ACCUMULATION UNITS

At the end of each business day, any amounts you allocate or transfer to the variable accounts will be converted into variable account accumulation units. We determine the number of accumulation units to be credited to your Contract by dividing the dollar amount being allocated or transferred to a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was allocated or transferred. The number of accumulation units in any variable account will be increased at the end of the business day by any net premium payments allocated to the variable account during the current business day and by any amounts transferred to the variable account from another variable account or from the fixed account during the current business day.

Any amounts transferred, withdrawn or deducted from a variable account will be processed by canceling or liquidating accumulation units. The number of accumulation units to be canceled is determined by dividing the dollar amount being removed from a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was removed. The number of accumulation units in any variable account will be decreased at the end of the business day by:

o any amounts transferred (including any applicable transfer fee) from that variable account to another variable account or to the fixed account;
o    any amounts withdrawn or withdrawn on that business day;
o any withdrawal charge or premium tax assessed upon a partial or full withdrawal; and
o    the quarterly contract fee, if assessed on that business day.

ACCUMULATION UNIT VALUE

The accumulation unit value for each variable account's first business day was set at $10. The accumulation unit value for a variable account is calculated for each subsequent business day by multiplying the accumulation unit value at the end of the immediately preceding business day by the Net Investment Factor for the business day for which the value is being determined. The Net Investment Factor reflects the separate account charges for the Contract that are assessed on a daily basis against the assets in each variable account.

The formula for computing the Net Investment Factor is in the SAI.

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TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

GENERAL

Before the Annuity Start Date and subject to the restrictions described below, you may transfer all or part of the amount in a variable account or the fixed account to another variable account or the fixed account.

If you transfer money out of an Eligible Variable Account, you will reduce the value of Living Benefit guarantee. IT IS IMPORTANT THAT YOU READ THE SECTION ON "LIVING BENEFIT" BEFORE YOU MAKE A TRANSFER IF YOU HAVE SELECTED THE LIVING BENEFIT OPTION.

Transfers to the fixed account must be at least $1,000. Before the Annuity Start Date, you may transfer up to 20% of the fixed account value (as determined at the beginning of the contract year) from the fixed account to one or more of the variable accounts in any contract year. We measure a contract year from the anniversary of the day we issued your Contract. We do not charge a Transfer Fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

We will make transfers as of the business day on which we receive your written or faxed request or telephone authorization to transfer, provided we receive it at our Variable Administrative Office before the close of our business day, usually 4:00 p.m. Eastern Time. The transfer will be processed based on the accumulation unit value determined at the end of the business day on which we receive your completed order. If we receive your request after the close of our business day, we will make the transfer as of the next business day. There currently is no limit on the number of transfers that you can make before the Annuity Start Date among or between variable accounts or to the fixed account.

TELEPHONE AND FAXED TRANSFER REQUESTS


We will accept transfer requests over the telephone in those states that allow them. To make a telephone transfer, please call 1-888-232-6486 (toll free). Complete orders we receive at that number before 4:00 pm Eastern Time will be processed as of that business day using the accumulation value next determined. We will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following telephone instruction that we reasonably determined to be genuine. We may withdraw the telephone exchange privilege at any time.

You may fax transfer requests to us at 1-800-334-2023. We will not be responsible for same-day processing of transfer if you fax your request to a different number. Fax orders must be complete and be received by us by 4:00 p.m. Eastern Time to assure same-day processing. We are not responsible for fax transmittal problems.


We cannot guarantee that telephone and faxed transactions will always be available. For example, our Variable Administrative office may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

EXCESSIVE TRADING LIMITS

Some Contract owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market-timing firms will submit transfer requests on behalf of multiple contract owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with our ability or the ability of the underlying mutual funds to process transactions. This can potentially disadvantage contract owners not using market-timing firms. To avoid this, we may modify transfer rights of contract owners who use market-timing firms (or other third parties) to transfer funds on their behalf.

We reserve the right to limit transfers in any contract year, or to refuse any of your transfer requests if:

o we believe, in our sole discretion, that excessive trading by you, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any variable account or the share prices of any portfolio or would be detrimental to other Owners; or
o we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

TRANSFER FEE

We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per contract year from and among the variable accounts. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge. See Fees and Charges.

--------------------------------------------------------------------------------
CONTRACT OWNER SERVICES
--------------------------------------------------------------------------------

DOLLAR-COST AVERAGING

The Dollar-Cost Averaging program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from one or more variable accounts or the fixed account to any other variable accounts. The fixed dollar amount will purchase more accumulation units of a variable account when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

You may elect to participate in the Dollar-Cost Averaging Program when you complete your application, or at any other time before the Annuity Start Date, by sending us a written request. To use the Dollar-Cost Averaging Program, you must transfer at least $100 to each variable account. Once you elect the program, it remains in effect for the life of the Contract until the value of the variable account from which transfers are being made is depleted, and/or the value of the fixed account is expended, or until you cancel the program by written request or by telephone request if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the Dollar-Cost Averaging program at any time and for any reason.

Dollar-Cost Averaging from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based.

ENHANCED DOLLAR COST AVERAGING ("ENHANCED DCA") PROGRAM


When you purchase your Contract, you may choose an Enhanced DCA feature. This feature allows you to place all or a portion of your Initial Net Premium Payment in the fixed account for a 6-month period of time. During that time, you will earn a higher rate of interest on the diminishing balance of assets remaining in the Enhanced DCA account than is currently credited to the standard fixed account. Transfers will occur each month over the six month period with the final transfer including all amounts remaining in the fixed account.


Premium payments over $250,000 will require our approval. DCA transfers under this feature may only be made into the variable accounts you select. You must choose a fixed dollar amount of at least $100 to be transferred from the fixed account each month.


We will process transfers under the Enhanced DCA feature until either the amounts in the Enhanced DCA account are exhausted, or you instruct us to stop transfers by sending a written request to the Variable Administrative Office, by faxing your request to 1-800-334-2023, or by telephone request if we have your telephone authorization on file. If you stop transfers under this feature, you will no longer receive the higher Enhanced DCA interest rate. Unless you instruct us otherwise, when we receive your written notice to discontinue transfers under the Enhanced DCA Feature, we will automatically transfer the amount remaining under the Enhanced DCA feature to the standard fixed account. If you cancel your Contract during the free-look period, we will credit the standard fixed account rate to any amounts you allocated to the Enhanced DCA feature.

Transfers under the Enhanced DCA feature do not count towards the 12 transfers we allow each contract year without charge.


Amounts you allocate to the Enhanced DCA feature will not be included in the Living Benefit guarantee.

INTEREST SWEEP


Before the Annuity Start Date, you may elect to have any interest credited to the fixed account automatically transferred on a quarterly basis to one or more variable accounts. There is no charge for interest sweep transfers and an interest sweep transfer is not considered a transfer for purposes of assessing a transfer charge. Amounts transferred out of the fixed account due to an interest sweep transfer are counted toward the 20% of fixed account value that may be transferred out of the fixed account during any contract year. We reserve the right to discontinue the interest sweep at any time and for any reason.


AUTOMATIC ACCOUNT BALANCING SERVICE

Once your money has been allocated among the variable accounts, the performance of each variable account may cause your allocation to shift. You may instruct us to automatically rebalance your variable account values (on a monthly or quarterly basis) to return to the percentages specified in your allocation instructions. You may elect to participate in the Automatic Account Balancing when you complete your application or at any other time before the Annuity Start Date by sending us a written request. Your percentage allocations must be in whole percentages and be at least 1% per allocation. You may start and stop Automatic Account Balancing at any time by sending us a written request or by telephone request, if we have your telephone authorization on file. There is no additional charge for using Automatic Account Balancing, and an account balancing transfer is not considered a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering the Automatic Account Balancing at any time and for any reason.

Automatic Account Balancing from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based.

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ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Contract owners may withdraw some or all of their contract value before the earlier of the Annuity Start Date or the annuitant's death. We must receive a properly completed withdrawal request that contains your original signature.


If you live in a community property state, your spouse must also sign the withdrawal request. We will accept faxed requests for withdrawals of $50,000 or less, provided the requests are received at 1-800-334-2023, and the withdrawal proceeds are being sent to the address of record.


When taking a full withdrawal, the Contract must accompany the written request. We will not accept faxed requests for full withdrawals.



You may have to pay federal income taxes on any money you withdraw. If you take a withdrawal before age 59 1/2, a federal penalty tax may apply. Access to amount in Qualified Contracts may be restricted or prohibited.

We will pay any amounts withdrawn from the variable accounts within 7 days. However, the company may suspend or postpone payment under the conditions specified below. See "Payments."

FULL WITHDRAWALS

At any time before the Annuity Start Date, you may withdraw fully from the Contract for its surrender value.

The surrender value is equal to:

o    the contract value; MINUS

o    any applicable withdrawal charges; MINUS

o    any premium taxes not previously deducted; and MINUS

o    the quarterly contract fee unless waived.

For Qualified Contracts, any outstanding loan balance is also deducted.

The value you receive upon full withdrawal from the Contract may be more or less than the total of all premium payments made to the Contract.

The surrender value will be determined as of the business day on which we receive your written request for a full withdrawal, plus your Contract, at our Variable Administrative Office provided we receive them before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive them after the close of our business day, we will determine the surrender value as of the next business day. The surrender value will be paid in a lump sum unless you request payment under a payout plan. A full withdrawal may have adverse federal income tax consequences, including a penalty tax.

PARTIAL WITHDRAWALS

At any time before the Annuity Start Date, you may send a written request to us to withdraw part of your contract value. You must withdraw at least $250.

We will withdraw the amount you request from the contract value as of the business day on which we receive your written request for the partial withdrawal at our Variable Administrative Office, provided we receive it before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive your request after the close of our business day, we will make the withdrawal as of the next business day. We will then reduce the amount remaining in the Contract by any applicable withdrawal charge. Your contract value after a partial withdrawal must be at least $1,000. If your contract value after a partial withdrawal is less than $1,000, we reserve the right to pay you the surrender value in a lump sum.

You may specify how much you wish to withdraw from each variable account and/or the fixed account. If you do not specify, or if you do not have sufficient assets in the variable accounts or fixed account you specified to comply with your request, we will make the partial withdrawal on a pro rata basis from the fixed account and those variable accounts in which you are invested. We will base the pro rata reduction on the ratio that the value in each variable account and the fixed account has to the entire contract value before the partial withdrawal.

If you withdraw money from an Eligible Variable Account, you will reduce the value of the Eligible Premium Payment on which your Living Benefit is based. IT IS IMPORTANT THAT YOU READ THE SECTION ON "LIVING BENEFIT" BEFORE YOU MAKE A WITHDRAWAL IF YOU HAVE SELECTED THE LIVING BENEFIT OPTION.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program provides an automatic monthly or quarterly payment to you, the owner, from the amounts you have accumulated in the variable accounts and/or the fixed account. The minimum amount you may withdraw is $100. The maximum amount that may be transferred and withdrawn out of the fixed account in any contract year (transfers, systematic withdrawals and partial withdrawals) is 20% of the fixed account value as determined at the beginning of the contract year. To use the program, you must maintain a $1,000 balance in your Contract. You may elect to participate in the Systematic Withdrawal Program at any time before the Annuity Start Date by sending a written request to our Variable Administrative Office. Once you elect the program, it remains in effect unless the balance in your Contract drops below $1,000. You may cancel the program at any time by sending us a written request or by calling us by telephone if we have your telephone authorization on file.

We will assess a withdrawal charge on these withdrawals, unless the amount you withdraw under the Systematic Withdrawal Program qualifies as a free withdrawal amount or unless withdrawal charges no longer apply to the amounts withdrawn. Withdrawals under the Systematic Withdrawal Program are permitted a free withdrawal amount during the first contract year. We do not deduct any other charges for this program.


All systematic withdrawals will be paid to you on the same day each month, provided that day is a business day. If it is not, then payment will be made on the next business day. You can elect to receive payments only on the 1st through the 28th of the month. Systematic withdrawals may be taxable, subject to withholding, and subject to a 10% penalty tax. We reserve the right to discontinue offering the Systematic Withdrawal Program at any time and for any reason.


Systematic withdrawals from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based.

FULL AND PARTIAL WITHDRAWAL RESTRICTIONS

Your right to make full and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS

There are certain restrictions on full and partial withdrawals from Contracts used as funding vehicles for tax code section 403(b) retirement programs.
Section 403(b)(11) of the tax code restricts the distribution under section 403(b) annuity contracts of: elective contributions made in years beginning after December 31, 1988, earnings on those contributions, and earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

--------------------------------------------------------------------------------
CONTRACT LOANS
--------------------------------------------------------------------------------

If your Contract is issued to you in connection with retirement programs meeting the requirements of section 403(b) of the tax code, other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974, you may borrow from us using your Contract as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the tax code. You should, therefore, consult your tax and retirement plan advisers before taking a contract loan.

At any time prior to the year you reach age 70 1/2, you may borrow the lesser of:

o    the maximum loan amount permitted under the tax code; or
o 90% of the surrender value of your Contract less any existing loan amount, determined as of the date of the loan.

Loans that exceed the maximum amount permitted under the tax code will be treated as a taxable distribution rather than a loan. The minimum loan amount is $1,000. We will only make contract loans after approving your written application. You must obtain the written consent of all assignees and irrevocable beneficiaries before we will give a loan.


In addition, in order to comply with the requirements of the tax code, loans must be repaid in substantially equal installments, at least quarterly, over a period of no longer than five years (which can be longer for certain home loans). If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax. Additionally, the treatment of the Contract under section 403(b) of the tax code may be adversely affected.


When a loan is made, we will transfer an amount equal to the amount borrowed from separate account value or fixed account value to the loan account. The loan account is part of our general account, and contract value in the loan account does not participate in the investment experience of any variable account or fixed account. You must indicate in the loan application from which variable accounts or fixed account, and in what amounts, contract value is to be transferred to the loan account. In the absence of any such instructions from you, the transfer(s) are made prorata on a last-in, first-out ("LIFO") basis from all variable accounts having separate account value and from the fixed account. You may repay the loans at any time before the Annuity Start Date. Upon the repayment of any portion of a loan, we will transfer an amount equal to the repayment from the loan account to the variable account(s) or fixed account as designated by you or according to your current premium payment allocation instructions.

If at any time, the loan amount of a Contract exceeds the surrender value, the Contract will be in default. In this event, we will send you a written notice of default stating the amount of loan repayment needed to reinstate the Contract, and you will have 60 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 60 days, we will terminate the Contract without value.


We charge interest on contract loans at an effective annual rate of 6.0%. We pay interest on the contract value in the loan account at rates we determine from time to time but never less than an effective annual rate of 3.0%. Consequently, the net cost of a loan is the difference between 6.0% and the rate being paid from time to time on the contract value in the loan account. We may declare from time to time higher current interest rates. Different current interest rates may be applied to the loan account than the rest of the fixed account. If not repaid, loans will automatically reduce the amount of any death benefit, the amount payable upon a partial or full withdrawal of contract value and the amount applied on the Annuity Start Date to provide annuity payments.

Any loan amount outstanding at the time of your death or the death of the annuitant is deducted from any death benefit paid. In addition, a contract loan, whether or not repaid, will have a permanent effect on the contract value because the investment experience of the separate account and the interest rates applicable to the fixed account do not apply to the portion of contract value transferred to the loan account. The longer the loan remains outstanding, the greater this effect is likely to be.

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DEATH BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFITS BEFORE THE ANNUITY START DATE

BASIC DEATH BENEFIT

If the annuitant dies before the Annuity Start Date, the beneficiary will receive a death benefit. If you do not choose the enhanced death benefit option, the basic death benefit will be equal to the greater of:

o the sum of all premium payments made under the Contract, LESS partial withdrawals, as of the date we receive due proof of the deceased's death and payment instructions; or
o the contract value as of the date we receive due proof of the deceased's death and payment instructions.

In determining the death benefit, we will also subtract any applicable premium taxes not previously deducted.

ENHANCED DEATH BENEFIT

To receive the enhanced death benefit, you must select it when you purchase your Contract. If you elect the three year stepped-up enhanced death benefit option at the time of purchase, the minimum enhanced death benefit will be reset every third year on the Death Benefit Anniversary if the contract value on such Death Benefit Anniversary is greater than the contract value on any previous Death Benefit Anniversary. The enhanced death benefit will equal the greater of:

o the contract value as of the date we receive due proof of the deceased's death and payment instructions (which is the date we determine the death benefit); or
o the highest contract value as of any Death Benefit Anniversary preceding the date the enhanced death benefit is determined, plus any premium payments, and minus any withdrawals and charges, incurred between such Death Benefit Anniversary and the date the enhanced death benefit is determined.

This value is initially set on the first Death Benefit Anniversary and equals the greater of: (a) the sum of premium payments, MINUS partial withdrawals; or
(b) contract value, on that date. This value will be reset on every future Death Benefit Anniversary (that is, every third contract anniversary) to equal contract value on that date only if contract value on that Death Benefit Anniversary is greater than the enhanced death benefit value on any previous Death Benefit Anniversary. Once reset, this value will never decrease unless partial withdrawals are made.

In determining the enhanced death benefit, we will also subtract any applicable premium taxes not previously deducted.

The enhanced death benefit expires at the annuitant's age 75. After that time, the enhanced death benefit is equal to the basic death benefit.

LOANS

If the Contract is a Qualified Contract, we will also deduct any outstanding loan amount on the date the death benefit is paid from the death benefit.

Distribution Upon the Owner's Death

If you own the Contract with another person, and one of you dies before the Annuity Start Date, the survivor becomes the sole beneficiary regardless of your designation. If there is no surviving owner, your named beneficiary will become the owner upon your death. (You may name primary and contingent beneficiaries.) If you have named two or more primary beneficiaries, they will share equally in the death benefit (described below) unless you have specified otherwise. If there are no living primary beneficiaries at the time of your death, payments will be made to those contingent beneficiaries who are living when payment of the death benefit is due. If all the beneficiaries have predeceased you, we will pay the death benefit to your estate. If you or a joint owner who is the annuitant dies before the Annuity Start Date, then the provisions relating to the death of an annuitant (described below) will apply.

If you are not the annuitant and you die before the annuitant and before the Annuity Start Date, then the following options are available to your beneficiary:

1. the beneficiary may elect to receive the contract value, LESS any premium taxes not yet deducted, in a single sum within 5 years of the deceased owner's death; or

2. such beneficiary may elect to receive the contract value paid out under one of the approved payout plans, provided that distributions begin within one year of the deceased owner's death and the distribution period under the payout plan is for the life of, or for a period not exceeding the life expectancy of, the beneficiary.

If the beneficiary does not elect one of the above plans, we will pay the contract value, LESS any premium taxes not yet deducted, within five years from the date of the deceased owner's death.

However, if the sole beneficiary is the spouse of the deceased owner, the spouse may elect to continue the Contract as the new owner.

Under any of the distribution plans in this section, "Distribution Upon the Owner's Death," the beneficiary may exercise all ownership rights and privileges from the date of the deceased owner's death until the date that the contract value is paid. Similar rules apply to Qualified Contracts. The above distribution requirements will apply only upon the death of the first joint owner.

DISTRIBUTION UPON THE DEATH OF THE ANNUITANT

If the annuitant (including an owner who is the annuitant) dies before the Annuity Start Date, we will pay the death benefit, described above in "Death Benefits Before the Annuity Start Date", in a lump sum to your named beneficiaries within five years after the date of the annuitant's death. If you have named two or more primary beneficiaries, they will share equally in the death benefit unless you have specified otherwise. If there are no living primary beneficiaries at the time of the annuitant's death, payments will be made to those contingent beneficiaries who are living when payment of the death benefit is due. If all the beneficiaries have predeceased the annuitant, we will pay the death benefit to you, if living, or the annuitant's estate. In lieu of a lump sum payment, the beneficiary may elect, within 60 days of the date we receive due proof of the annuitant's death, to apply the death benefit to a payout plan.

If you are also the annuitant and you die, the provisions described immediately above apply, except that the beneficiary may only apply the death benefit payment to a payout plan if:

o payments under the option begin within one (1) year of the annuitant's death; and
o payments under the option are payable over the beneficiary's life or over a period not greater than the beneficiary's life expectancy.


DEATH OF PAYEE ON OR AFTER THE ANNUITY START DATE

If the payee dies on or after the Annuity Start Date, any joint payee becomes the sole payee. If there is no joint payee, the successor payee becomes the sole payee. If there is no successor payee, the remaining benefits are paid to the estate of the last surviving payee. The death of the payee on or after the Annuity Start Date will have the effect stated in the payout plan pursuant to which annuity payments are being made. If any owner dies on or after the Annuity Start Date, any payments that remain must be made at least as rapidly as under the payout plan in effect on the date of the owner's death.


--------------------------------------------------------------------------------
THE LIVING BENEFIT
--------------------------------------------------------------------------------


THE LIVING BENEFIT FEATURE IS NOT AVAILABLE IF YOU PURCHASED THE CONTRACT AFTER DECEMBER 31, 2001.


The Living Benefit guarantees that on the Contract's tenth anniversary, the minimum value in each Eligible Variable Account will be the Initial Net Premium Payment you allocated immediately to each Eligible Variable Account, provided certain conditions are met. If you elect the Living Benefit option at the time of application and if you do not choose to receive annuity payments until you have owned the Contract for at least 10 years, we will calculate the Living Benefit for each Eligible Variable Account on the Living Benefit Date. The Living Benefit will be credited to an Eligible Variable

Account if the value of the Eligible Variable Account on the Living Benefit Date is less than the current value of the Eligible Premium Payment for that Eligible Variable Account.

We do not assess a charge for the Living Benefit.

An Eligible Premium Payment is that portion of your Initial Net Premium Payment that you allocated immediately to a particular Eligible Variable Account. It will be reduced by a percentage of all withdrawals and transfers you make out of that Eligible Variable Account.

The Living Benefit that we will credit to a particular Eligible Variable Account on the Living Benefit Date is:

o the value of the Eligible Premium Payment for that particular Eligible Variable Account; MINUS
o a percentage of all withdrawals and transfers from that Eligible Variable Account; MINUS
o    the value of that Eligible Variable Account on the Living Benefit Date.

The Living Benefit Date is 10 years after the date of issue.

Amounts you allocate to the Enhanced DCA feature will not be included in the Living Benefit guarantee.

If the Contract is owned by persons who are spouses at the time one joint owner dies, the Living Benefit Date will remain the same date. If the Contract is owned by joint owners who are not spouses and one of the joint owners dies before the Living Benefit Date, the original Living Benefit Date remains in effect provided no distributions have occurred as a result of the owner's death. Currently, all variable accounts are Eligible Variable Accounts.

You will not receive the Living Benefit if you choose an Annuity Start Date that is earlier than the Living Benefit Date.

A TRANSFER OR A PARTIAL WITHDRAWAL OF PREMIUM PAYMENTS OUT OF AN ELIGIBLE VARIABLE ACCOUNT WILL REDUCE THE VALUE OF ELIGIBLE PREMIUM PAYMENT FOR THE ELIGIBLE VARIABLE ACCOUNT IN THE SAME PROPORTION AS THE TRANSFER OR WITHDRAWAL REDUCED THE VALUE OF THE ELIGIBLE VARIABLE ACCOUNT. EXAMPLES #3 AND #4 BELOW ILLUSTRATE HOW THIS FEATURE OF THE LIVING BENEFIT WORKS.

For purposes of calculating the value of an Eligible Variable Account, we deem all transfers and withdrawals to be first a withdrawal of premium payments, then of earnings. Transfers out of an Eligible Variable Account include transfers resulting from Dollar-Cost Averaging or Automatic Account Balancing. Withdrawals out of an Eligible Variable Account include withdrawals resulting from the systematic withdrawal payments.

The following examples illustrate how the Living Benefit works:

EXAMPLE #1:

Suppose you buy a Contract with an Initial Net Premium Payment of $50,000 and immediately allocate the $50,000 to an Eligible Variable Account. You do not withdraw or transfer any amounts from the Eligible Variable Account. As of the Living Benefit Date (which is ten years later), $50,000 is the current value of the Eligible Premium Payment on the Living Benefit Date.

We will calculate the Living Benefit for the Eligible Variable Account by comparing the current value of the Eligible Premium Payment in the Eligible Variable Account on the Living Benefit Date ($50,000) to the value of the Eligible Variable Account on the Living Benefit Date. In this example, if the value of the Eligible Variable Account is less than $50,000 (the current value of the Eligible Premium Payment) on the Living Benefit Date, we will automatically credit the difference to contract value.

EXAMPLE #2:

Assume the same facts as in Example #1, except that you specify an Annuity Start Date of the sixth contract anniversary and begin to receive payments under one of the payout options available under the Contract. On the Living Benefit Date, we will not calculate the Living Benefit and will not credit a Living Benefit to contract value. By selecting an Annuity Start Date (the 6th contract anniversary) that is earlier than the Living Benefit Date (10 years from the date of issue), you forfeited all eligibility for the Living Benefit.

EXAMPLE #3:

Assume the same facts as in Example #1, except that you transfer $40,000 from the Eligible Variable Account in the eighth contract year. At that time, the total value of the Eligible Variable Account is $100,000. The transfer of $40,000 reduced the value of the Eligible Variable Account by 40% ($40,000/$100,000 = .40). No additional transfers or withdrawals are made prior to the Living Benefit Date. On the Living Benefit Date, the initial value of the Eligible Premium Payment ($50,000) is reduced by 40% to take into account the transfer in the eighth contract year ($50,000 X .40 = $20,000), leaving $30,000 ($50,000 - $20,000 = $30,000). If on the Living Benefit Date the value of the Eligible Variable Account is less than $30,000, we will automatically credit the difference to contract value.

EXAMPLE #4:

Assume the same facts as in Example #1, except that in the fourth contract year you deposit (or transfer) an additional $50,000 premium payment into the Eligible Variable Account. In the eighth contract year when the value of the Eligible Variable Account is $150,000, the Owner withdraws $40,000. The withdrawal reduced the value of the Eligible Variable Account by 26.667% ($40,000/ $150,000 = .26667). No additional transfers or withdrawals are made before the Living Benefit Date. On the Living Benefit Date, the initial value of the Eligible Premium Payment is $50,000. (The second Premium Payment of $50,000 does not qualify as an Eligible Premium Payment because it was made after the date of issue.) This Eligible Premium Payment is then reduced by 26.667% to take into account the transfer in the eighth contract year ($50,000 X .26667 = $13,333.33), leaving $36,666.67
($50,000 - $13,333.33 = $36,666.67). If on the Living Benefit Date the value of the Eligible Variable Account is less than $36,666.67, we will automatically credit the difference to your contract value.

EXAMPLE #5:

Spousal Joint Owners: If the Contract is owned by joint owners who are spouses at the time one of the joint owners dies, the surviving spouse may continue the Contract. The Living Benefit Date will remain unchanged as 10 years from the date of issue. On that date, we will calculate the Living Benefit for each Eligible Variable Account with value.

EXAMPLE #6:

If the Contract is owned by joint owners who are not spouses and one of the joint owners dies, the Living Benefit will be calculated on the original Living Benefit Date, provided the survivor has not received any distributions as a result of the owner's death.

We will continue to pay a Living Benefit on an Eligible Premium Payment allocated to an Eligible Variable Account if:

o the portfolio underlying an Eligible Variable Account changes its investment objective;
o we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the separate account; or
o shares of a portfolio underlying an Eligible Variable Account are no longer available for investment by the separate account and were forced to redeem all shares of the portfolio held by the Eligible Variable Account.

--------------------------------------------------------------------------------
FEES AND CHARGES
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE

GENERAL

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to us. However, we will deduct any applicable withdrawal charge if you fully or partially withdraw contract value before the Annuity Start Date. We do not assess a withdrawal charge on withdrawals made in the event the Contract terminates due to your death or the death of the annuitant, or if you decide to begin to receive annuity payments and you choose an annuity payout plan with a life contingency or an annuity payout plan with a period certain of at least 10 years.

The amount of the withdrawal charge you may incur depends on the withdrawal charge option you choose at the time you purchase your Contract. ONCE YOU CHOOSE YOUR WITHDRAWAL CHARGE OPTION, YOU CANNOT CHANGE IT.

If your initial premium payment is $100,000 or more, you may choose one of two free withdrawal options at the time you complete your application.

Withdrawal Charge Options

When you purchase your Contract, you must choose between two withdrawal charge options:

1. The DATE OF ISSUE WITHDRAWAL CHARGE OPTION: This option is designed for the owner who wishes to make additional premium payments periodically over the life of the Contract. The charge expires after the ninth contract year, benefiting those owners who intend to continue to make premium payments after the ninth contract year.

2. The DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION is more suitable for the owner who currently intends to make only a single premium payment or several premium payments close in time to the date the Contract is issued. This withdrawal charge option is not designed for the owner who intends to make additional premium payments over an extended period of time because each time you make another premium payment, the seven-year period for paying the withdrawal charge begins again with respect to that payment.

The withdrawal charge is separately calculated for each withdrawal you make. For purposes of calculating the withdrawal charge, the money that has been held the longest in the Contract will be deemed to be the first money withdrawn. This is called the "first in, first out" method of accounting or "FIFO." In addition, amounts subject to the withdrawal charge will be deemed to be first from premium payments, and then from earnings. This means that we will not deduct a withdrawal charge on withdrawals of that portion of your contract value that exceeds the sum total of your premium payments.

IF YOU CHOOSE THE DATE OF ISSUE WITHDRAWAL CHARGE OPTION: Prior to the annuity start date, we will impose a withdrawal charge on all partial or full withdrawals of premium payments that you make during the first nine complete contract years if the amount of the withdrawal exceeds the free withdrawal amount. The withdrawal charge is calculated as a percentage of the amount you withdraw based on the number of years between the date we receive your written request for withdrawal and the date of issue. The rate of the withdrawal charge is listed in the table below. Under this option, no withdrawal charge is deducted from full or partial withdrawals that you make in contract years ten and later.

                                      CHARGE AS
                                     PERCENTAGE
       CONTRACT                      OF PREMIUM
         YEAR                         PAYMENTS
         ----                         --------
          1-6                            7.0%
           7                             6.0
           8                             4.0
           9                             2.0
          10+                              0

IF YOU CHOOSE THE DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION: Prior to the annuity start date, we will calculate the withdrawal charge by determining the length of time between the date we receive your written request for a withdrawal and the date you made the premium payment being withdrawn. We will deduct a withdrawal charge if you withdraw a premium payment that we have held for less than seven complete premium payment years if it is greater than the free withdrawal amount.

                                                CHARGE AS
                                               PERCENTAGE
               PREMIUM                         OF PREMIUM
             PAYMENT YEAR                       PAYMENTS
             ------------                       --------
                  1                                7.0%
                  2                                6.0
                  3                                5.0
                  4                                4.0
                  5                                3.0
                  6                                2.0
                  7                                1.0
                  8+                                 0

Any applicable withdrawal charge is deducted pro-rata from the remaining value in the variable accounts or fixed account from which the withdrawal is being made. If such remaining separate account value or fixed account value is insufficient for this purpose, the withdrawal charge is deducted pro-rata from all variable accounts and the fixed account in which the Contract is invested based on the remaining contract value in each variable account and the fixed account.

FREE WITHDRAWAL AMOUNT

In any contract year after the first, you may withdraw a portion of your contract value without incurring a withdrawal charge. This amount is called the free withdrawal amount. Withdrawals under the Systematic Withdrawal Program are also permitted a free withdrawal amount, as determined below, during the first contract year. If your initial premium payment is less than $100,000, the free withdrawal amount is 10% of contract value each year, as determined at the beginning of the contract year. If you do not withdraw the full 10% in any contract year after the first, the remaining amount does not roll over to the next contract year.

If your initial premium payment is $100,000 or more, the free withdrawal amount depends on the free withdrawal option you choose at the time you purchase your Contract. Once you choose an option, you cannot change it.

IF YOU CHOOSE THE CUMULATIVE 10% OPTION: After the first contract year, you may withdraw up to 10% of your contract value as of the beginning of each contract year and we will not charge you a withdrawal charge on that amount. If you do not withdraw the full 10% in any one contract year, the remaining percentage may be rolled over to the next contract year, up to a maximum of 50% of contract value after 5 years measured as of the beginning of each contract year.


IF YOU CHOOSE THE EARNINGS OPTION: After the first contract year, you may withdraw part or all of your earnings under the Contract at any time without incurring a withdrawal charge. Earnings are equal to your contract value minus premium payments, transfers and partial withdrawals that are not considered free withdrawals.


Amounts withdrawn in excess of the free withdrawal amount will be assessed a withdrawal charge, depending on the withdrawal charge option you choose. Free withdrawals may be subject to the 10% federal penalty tax if made before you reach age 59 1/2. They also may be subject to federal income tax.

These options may not be available in all states.

WAIVER OF WITHDRAWAL CHARGE

If state law permits, we will waive the withdrawal charge if the annuitant or the annuitant's spouse is confined for a specified period to a hospital or a long term care facility. If the annuitant becomes terminally ill before the Annuity Start Date and if permitted by state law, we will waive the withdrawal charge on any full withdrawal or any partial withdrawal, provided the partial withdrawal is at least $500 and a $5,000 balance remains in the accounts after the withdrawal. We must receive your written request to waive the charge before the Annuity Start Date. These waivers are described in more detail in the Contract.

Under the terms of the Post-Secondary Education Rider, if you, your spouse, your child or the annuitant is enrolled in a college, university, vocational, technical, trade or business school, we will waive the withdrawal charge on one withdrawal of up to 20% of contract value in each contract year before the Annuity Start Date while the annuitant is alive, so long as this waiver is permitted by state law. The maximum withdrawal permitted under the Post-Secondary Education Rider, when combined with the free withdrawal amount, is 20% of contract value per contract year. Before the withdrawal, we must receive at our business office written proof of enrollment to our satisfaction within one (1) year of the date of enrollment.

EMPLOYEE AND AGENT PURCHASES

If state law permits, we will waive the withdrawal charge on any full or partial withdrawals from Contracts sold to agents or employees of Indianapolis Life Insurance Company and AMHC (or their affiliates and subsidiaries).

CONTRACT FEE

At the end of each Contract quarter (or on the date of full withdrawal of contract value) before the Annuity Start Date, we will deduct from the contract value a quarterly contract fee of $7.50 as reimbursement for our administrative expenses relating to the Contract. The fee will be deducted from each variable account and the fixed account based on the proportion that the value in each such variable account and the fixed account bears to the total contract value.

We will not charge the contract fee after an annuity payout plan has begun. Deduction of the contract fee is currently waived for all Qualified Contracts. We also currently waive deduction of the contract fee for Non-Qualified Contracts whose cumulative premium payments on the date the contract fee is assessed are equal to or greater than $100,000. We reserve the right to modify this waiver upon 30 days written notice to you.

ASSET-BASED ADMINISTRATIVE CHARGE

We deduct a daily administrative charge as compensation for certain expenses we incur in the administration of the Contract. We deduct the charge from your assets of the separate account at an annual rate of 0.15%. We will continue to assess this charge after the Annuity Start Date if annuity payments are made on a variable basis. There is no necessary relationship between the amount of this administrative charge and the amount of expenses that may be attributable to a particular Contract.

MORTALITY AND EXPENSE RISK CHARGE

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your assets of the separate account. The charge is at a daily rate of 0.003404%. On an annual basis this rate is 1.25%. We continue to assess this charge at an annual rate of 1.25% if annuity payments are made on a variable basis either before or after the Annuity Start Date.

The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

TRANSFER FEE

A transfer fee of $25 will be imposed for the 13th and each subsequent transfer during a contract year. Each written request would be considered to be one transfer, regardless of the number of variable accounts affected by the transfer. We deduct the transfer fee from the variable account from which the transfer is made. If a transfer is made from more than one variable account at the same time, the transfer fee would be deducted pro-rata from the remaining separate account value in such variable account(s). We may waive the transfer fee. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge. Dollar cost averaging and automatic account balancing are not considered transfers for purposes of assessing a transfer fee.

PORTFOLIO FEES AND CHARGES


Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. You pay these fees and charges indirectly. For 2001, these charges ranged from 0.28% to 1.53%. In addition, one portfolio deducts 12b-1 fees and three portfolios deduct service fees. See the Fee Table in this Prospectus and the prospectuses for the portfolios.


We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation is based on the value of portfolio shares held for the Contracts and may be significant. We also receive the service fees and all or a portion of the 12b-1 fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios pay us more than others. (See the Statement of Additional Information.)

PREMIUM TAXES

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If necessary, we will deduct the cost of such taxes from the value of your Contract either:

o    from premium payments as we receive them,

o    from contract value upon partial or full withdrawal,

o    when annuity payments begin, or

o    upon payment of a death benefit.

We may deduct premium taxes at the time we pay such taxes.

OTHER TAXES

Currently, no charge is made against the separate account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the separate account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

THE PAYOUT PERIOD

When the payout period begins you will receive a steady stream of annuity payments from the money you have accumulated under your Contract. The payout period begins on the Annuity Start Date. You may choose to receive your annuity payments on a fixed or variable basis. If you choose to have your payout plan on a variable basis, you may keep the same variable accounts to which your premium payments were allocated during the pay-in period, or transfer to different variable accounts.

THE ANNUITY START DATE

If you own a Non-Qualified Contract, you may select the Annuity Start Date on which you will begin to receive annuity payments. If you do not specify a date, the Annuity Start Date is the later of the annuitant's age 70 or 10 years after the date of issue. For Qualified Contracts purchased in connection with qualified plans under tax code sections 401(a), 401(k), 403(b) and 457, the tax code requires that the Annuity Start Date must be no later than April 1 of the calendar year following the later of the year in which you (a) reach age 70 1/2 or (b) retire and the payment must be made in a specified form or manner. If you are a "5 percent owner" (as defined in the tax code), or in the case of an IRA that satisfies tax code section 408, the Annuity Start Date must be no later than the date described in (a). Roth IRAs under 408A of the tax code do not require distributions at any time prior to your death.

If you choose the Living Benefit option at the time you purchase the Contract and you select an Annuity Start Date that is earlier than the Living Benefit Date (i.e., 10 years after the date of issue), you will lose your eligibility for the Living Benefit.

We will start annuity payments to the annuitant on the Annuity Start Date shown in your Contract, unless you change the date. You may change your Annuity Start Date if: (1) we receive your written request at the Variable Administrative Office at least 31 days before the current Annuity Start Date, and (2) the Annuity Start Date you request is a contract anniversary. If you decide to annuitize after you fully withdraw your Contract, the Annuity Start Date will be the date of the full withdrawal.

ANNUITY PAYOUT PLANS

The payout plan you select will affect the dollar amount of each annuity payment you receive. You may elect, revoke, or change your annuity payout plan at any time before the Annuity Start Date while the annuitant is living by sending us a written request to the Variable Administrative Office signed by you and/or your beneficiary, as appropriate. You may choose one of the payout plans described below or any other plan being offered by us as of the Annuity Start Date. The payout plans we currently offer provide either variable annuity payments or fixed annuity payments.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. The first payment under any payout plan will be made on the fifteenth day of the month immediately following the Annuity Start Date. Subsequent payments shall be made on the fifteenth of the month.

If you do not select an annuity payout plan by the Annuity Start Date, we will apply the adjusted contract value under Plan 3, One Life Income with payments guaranteed for 10 years, as described below. The adjusted contract value will be allocated to a fixed and variable payout in the same proportion that your interest in the fixed and variable accounts bears to the total contract value on the Annuity Start Date.

Anytime before the Annuity Start Date, you may have the entire surrender value paid to you as an annuity under one of the payout plans. A beneficiary may have the death benefit paid as an annuity under one of the payout plans.

We reserve the right to pay you the adjusted contract value in a lump sum and not as an annuity if your adjusted contract value after the Annuity Start Date would be less than $2,500, or the amount of annuity payments would be less than $25.

DETERMINING THE AMOUNT OF YOUR ANNUITY PAYMENT

On the Annuity Start Date, we will use the adjusted contract value to calculate your annuity payments under the payout plan you select, unless you choose to receive the surrender value in a lump sum. In certain states, we must use the surrender value of your Contract to calculate your annuity payments under the payout plan you choose, rather than the adjusted contract value.

The adjusted contract value is:

o    the contract value on the Annuity Start Date; MINUS
o    the quarterly contract fee; MINUS
o    any applicable premium taxes not yet deducted; and
o for an installment income annuity payout plan with a payout period of less than 10 years, MINUS any applicable withdrawal charge.

For Qualified Contracts, the amount of any outstanding loan is also deducted; distributions must satisfy certain requirements specified in the tax code.

We do not assess a withdrawal charge if you choose an annuity payout plan with a life contingency or an installment payout plan with a period certain of at least 10 years.

FIXED ANNUITY PAYMENTS

Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each payment depends on:

o    the form and duration of the payout plan you choose;
o    the age of the annuitant;
o    the sex of the annuitant (if applicable);
o    the amount of your adjusted contract value; and
o    the applicable annuity purchase rates in the Contract.

The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.0%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

VARIABLE ANNUITY PAYMENTS


Variable annuity payout plans provide the annuitant with periodic payments that increase or decrease with the annuity unit values of the variable accounts in which you are invested. Your contract contains annuity tables that demonstrate how the initial annuity payment rate is derived. This rate is different for each payout plan, and varies by age and sex of the annuitant.

The Contract permits you to choose an assumed interest rate of 3.0%, 4.0% or 5.0% annually. If the net investment performance of the variable accounts you invest in is greater than this assumed interest rate, your payments will increase. If the performance falls below this assumed interest rate, your payments will decline. Therefore, if you choose a 5.0% assumed interest rate, you assume more risk that your annuity payment may decline than if you choose a 3.0% assumed interest rate. The selected portfolio's performance must grow at a rate at least equal to the assumed interest rate (plus the mortality and expense risk charge and the administrative expense charge) in order to avoid a decrease in variable annuity payments. This means that assuming separate account charges of 1.40% annually, each month a portfolio's annualized investment return must be at least 4.4%, 5.4% or 6.4% in order for payments with a 3.0%, 4.0% or 5.0% assumed interest rate to remain level. For further details on variable annuity payments, see the SAI.


ANNUITY UNIT VALUE

On the Annuity Start Date, we will use your adjusted contract value to purchase annuity units at that day's annuity unit value for each variable account in which you have value. The number of annuity units we credit will remain fixed unless you transfer units among variable accounts. The value of each annuity unit will vary each business day to reflect the investment experience of the underlying portfolio, reduced by the mortality and expense risk charge and the administrative expense charge, and adjusted by an interest factor to neutralize the assumed interest rate.

TRANSFERS

After the Annuity Start Date, an annuitant may change the variable account(s) in which the annuity payout plan is invested once per contract year on the contract anniversary by sending us a written request. No charge is assessed for this transfer. We will make the transfer by exchanging annuity units of one variable account for another variable account on an equivalent dollar value basis. See the SAI for examples of annuity unit value calculations and variable annuity payment calculations.

DESCRIPTION OF ANNUITY PAYOUT PLANS

PLAN 1 -- INSTALLMENT INCOME FOR A FIXED PERIOD. Under this plan, we will make equal monthly annuity payments for a fixed number of years between 1 and 30 years. The amount of the payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payments for each $1,000 of contract value will not be less than those shown in the Fixed Period Table in section 13 of the Contract. In the event of the payee's death, a successor payee may receive the remaining payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

PLAN 2 -- INSTALLMENT INCOME IN A FIXED AMOUNT. Under this plan, we will make equal monthly payments of $5.00 or more for each $1,000 of contract value used to purchase the option until the full amount is paid out. In the event of the payee's death, a successor payee may receive the payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

PLAN 3 -- ONE LIFE INCOME. Under this plan, we will make an annuity payment each month so long as the payee is alive,* or for a guaranteed 10 or 20 year period. If when the payee dies, we have made annuity payments for less than the selected guaranteed period, we will continue to make annuity payments to the successor payee for the rest of the guaranteed period. The amount of each payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payment for each $1,000 of contract value used to purchase the option will not be less than that shown in the One Life Table in section 12 of the Contract. Payments guaranteed for 10 or 20 years certain may be commuted. Payments guaranteed only for the life of the payee may not be commuted.

PLAN 4 -- JOINT AND SURVIVOR LIFE INCOME. Under this plan, we will make annuity payments each month so long as two payees are alive, or if one payee dies to the surviving payee.* If one payee dies before the due date of the first payment, the surviving payee will receive payments under Plan 3 -- One Life Income with payments guaranteed for 10 years. The payments may not be commuted.

* IT IS POSSIBLE UNDER THIS PLAN TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the annuitant's age (and if applicable, sex). Age will be determined from the last birthday at the due date of the first payment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE FIXED ACCOUNT

You may allocate some or all of your net premium payments and transfer some or all of your contract value to the fixed account. The fixed account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of a least 3% per year on amounts in the fixed account. The fixed account is part of our general account. Our general account supports our insurance and annuity obligations. Because the fixed account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.


The fixed account is not registered with the SEC under the Securities Act of 1933. Neither the fixed account nor our general account have been registered as an investment company under the 1940 Act. Therefore, neither our general account, the fixed account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the fixed account that are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


FIXED ACCOUNT VALUE

The fixed account value is equal to:

o    net premium payments allocated to the fixed account; PLUS
o    amounts transferred to the fixed account; PLUS
o    interest credited to the fixed account; MINUS
o    any partial withdrawals or transfers from the fixed account; and MINUS
o any withdrawal charges, contract fees or premium taxes deducted from the fixed account.

We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The fixed account value will not share in the investment performance of the company's general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates.

The interest rate we credit to the money you place in the fixed account will apply to the end of the calendar year in which we receive such amount. At the end of the calendar year, we will determine a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the fixed account on that date). We will guarantee the rate of interest we declare on such amount and accrued interest for the following calendar year. We will determine, in our sole discretion, any interest to be credited on amounts in the fixed account in excess of the minimum guaranteed effective rate of 3% per year. You therefore assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

For purposes of making withdrawals, transfers or deductions of fees and charges from the fixed account, we will consider such withdrawals to have come from the last money into the contract, that is, on a last-in, first-out ("LIFO") basis.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one calendar year (except for the year in which such amount is received or transferred).

FIXED ACCOUNT TRANSFERS

GENERAL

Transfers to the fixed account must be at least $1,000. A transfer charge of $25 may be imposed on transfers to the fixed account. We never impose transfer fees on transfers from the fixed account. See "Fees and Charges."

Before the Annuity Start Date, you may transfer up to 20% of the fixed account value under all circumstances (Dollar-Cost Averaging, systematic withdrawals, interest sweeps and partial withdrawals), as determined at the beginning of the contract year, from the fixed account to one or more of the variable accounts in any contract year. No fee is charged for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

You may also make transfers from the fixed account through the Dollar-Cost Averaging Program. See "Dollar-Cost Averaging."

PAYMENT DEFERRALS

We have the right to defer payment of any full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request for such a withdrawal or transfer at our Variable Administrative Office. If we do not give you a payment within 30 days after we receive all necessary documentation, or such shorter period required by a particular state, we will credit interest at 3% annually, or such higher rate as is required for a particular state, to the amount to be paid from the date we received the documentation.

ENHANCED DOLLAR COST AVERAGING FEATURE


When you purchase your Contract you may choose the Enhanced DCA feature, which allows you to place all or a portion of your Initial Net Premium Payment in the Enhanced DCA account for a 6-month period of time and earn a higher rate of interest on the diminishing balance of assets remaining in the Enhanced DCA account than is currently credited to the standard fixed account.


--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS
--------------------------------------------------------------------------------

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the variable accounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We also may, from time to time, advertise or include in sales literature variable account performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance, as well as comparisons with unmanaged market indices, appears in the SAI.

Performance data for the variable accounts is based on the investment performance of the corresponding portfolio of a Fund and reflects the deduction of some or all fees and charges currently assessed under the Contract. (See the accompanying prospectuses for the Funds.)

The "yield" of the Money Market variable account refers to the annualized income generated by an investment in the variable account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the variable account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a variable account (other than the Money Market variable account) refers to the annualized income generated by an investment in the variable account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Yield quotations do not reflect the withdrawal charge.

The "total return" of a variable account refers to return quotations assuming an investment under a Contract has been held in the variable account for various periods of time. When a variable account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the variable account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the variable account (including any withdrawal charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the withdrawal charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the variable accounts.

We may also disclose yield and total returns for the portfolios, including such disclosures for periods before the date the variable account commenced operations. Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the variable accounts. This data is designed to show the performance that could have resulted if the Contract had been in existence during that time.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.


In advertising and sales literature (including illustrations), the performance of each variable account may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the variable account. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.


Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each variable account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a variable account's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from variable account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the variable account investment experience is positive.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

--------------------------------------------------------------------------------
VOTING RIGHTS
--------------------------------------------------------------------------------

We are the legal owner of the portfolio shares held in the variable accounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other contract owners as to how we should vote the portfolio shares held in the variable accounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.

When we solicit your vote, the number of votes you have will be calculated separately for each variable account in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the variable account invests. It may include fractional shares. Before the Annuity Start Date, you hold a voting interest in each variable account to which the contract value is allocated. After the Annuity Start Date, the annuitant has a voting interest in each variable account from which variable annuity payments are made. If you have a voting interest in a variable account, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that variable account invests.

If we do not receive timely voting instructions for portfolio shares or if we own the shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how we determine the number of your votes, see the SAI.

--------------------------------------------------------------------------------
FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading "Tax Status of the Contracts."

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the contract value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's accumulation value and, in the case of a Qualified Contract described below, any portion of an interest in the qualified plan, generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

If you invest in a variable annuity as part of a pension plan or employer-sponsored tax-qualified retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON

If a non-natural person (such as a corporation or trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

WITHDRAWALS

When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.

PENALTY TAX ON CERTAIN WITHDRAWALS

In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:


o    made on or after the taxpayer reaches age 59 1/2;

o    made on or after the death of an Owner;
o    attributable to the taxpayer's becoming disabled; or

o made as part of a series of substantially equal periodic payments for the life (or for a period not exceeding the life expectancy) of the taxpayer.


Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax applies to Qualified Contracts.

ANNUITY PAYMENTS

Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the Contract, or (ii) if distributed under a payout plan, they are taxed in the same way as annuity payments.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than the Owner, the selection of certain Annuity Start Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation, or exchange, should consult a tax advisor as to the tax consequences.

WITHHOLDING


Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Mandatory withholding applies to certain distributions from Qualified Contracts.


MULTIPLE CONTRACTS

All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. IL Annuity is not responsible for ensuring that contributions, distributions or other transactions with respect to Qualified Contracts comply with the law, including IRS guidelines.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Sections 219 and 408 of the tax code, permit individuals to make annual contributions of up to the lesser of an amount specified in the tax code or 100% of the amount of compensation includible in the individual's gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. So-called SIMPLE IRAs under section 408(p) of the tax code, and Roth IRAs under section 408A, may also be used in connection with variable annuity contracts. SIMPLE IRAs allow employees to defer a percentage of annual compensation up to an amount specified in the tax code (as adjusted for cost-of-living increases) to a retirement plan, provided the sponsoring employer makes matching or non-elective contributions. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, rather than the usual 10%. Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash, or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the enhanced death benefit option in the Contract comports with IRA qualification requirements.

CORPORATE PENSION AND PROFIT-SHARING PLANS under section 401(a) of the tax code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

TAX-SHELTERED ANNUITIES under section 403(b) of the tax code permit public schools and other eligible employers to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to Social Security taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

SECTION 457 DEFERRED COMPENSATION PLANS. Tax code section 457 provides that state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations may establish deferred compensation plans. These plans are subject to various restrictions on contributions and distributions. In general, under non-governmental plans all investments are owned by the sponsoring employer, are subject to the claims of the general creditors of the employer, and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.



OTHER TAX ISSUES

You should note that the Contract includes a death benefit that in some cases may exceed the greater of the Premium Payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser.

Qualified Contracts (other than Roth IRAs before the Owner's death) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.


"Eligible rollover distributions" from section 401(a) and 403(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the tax code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) or governmental section 457 plan.


OUR INCOME TAXES

At the present time, we make no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions (that is, the variable accounts) of the separate account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

HOLIDAYS


In addition to federal holidays, we are closed on the following days: the Friday after Thanksgiving, the day before Christmas when Christmas falls on Tuesday through Saturday, the day after Christmas when Christmas falls on Sunday or Monday, and the day after New Year's Day when it falls on a Sunday, the Monday after New Year's Day when New Year's Day falls on a Saturday, and the day after Independence Day. We do not conduct any business on those days.


PAYMENTS

We will usually pay you any full or partial withdrawal, death benefit payment, or for Qualified Contracts only, payment of your loan proceeds, within seven days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death.

However, we may be required to suspend or postpone payments during any period when:

o the New York Stock Exchange is closed, other than customary weekend and holiday closings;
o trading on the New York Stock Exchange is restricted as determined by the SEC;
o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of the value of the separate account's net assets not reasonably practicable; or
o the SEC permits, by order, the suspension or postponement of payments for your protection.

If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

We have the right to defer payment for a full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request. If we do not make a payment within 30 days after we receive the documentation we need to complete the transaction (or a shorter period if required by a particular state), we will credit interest to the amount to be paid from the date we received the necessary documentation at a rate of 3% annually (or such higher rate required for a particular state).

STATE VARIATIONS

Any state variations in the Contract are covered in a special contract form for use in that state. This Prospectus provides a general description of the Contract. Your actual Contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact our Variable Administrative Office.

MODIFICATION

Upon notice to you, we may modify the Contract to:

o permit the Contract or the separate account to comply with any applicable law or regulation issued by a government agency;
o assure continued qualification of the Contract under the tax code or other federal or state laws relating to retirement annuities or variable annuity contracts;
o    reflect a change in the operation of the separate account; or
o    provide additional investment options.

In the event of most such modifications, we will make appropriate endorsement to the Contract.

DISTRIBUTION OF THE CONTRACTS


We have entered into a distribution agreement with IL Securities, Inc. ("IL Securities") for the distribution and sale of the Contracts. Pursuant to this agreement, IL Securities serves as principal underwriter for the Contracts. IL Securities is located at P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208. IL Securities is our affiliate and is a wholly-owned subsidiary of Indianapolis Life. IL Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.


We pay sales commissions to unaffiliated broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 7.2% of premium payments. Other commissions of up to 1.25% may also be paid. The entire amount of the sale commissions is passed through IL Securities to broker-dealers who sell the Contracts. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances.


We may also pay up to 2.50% of premium payments to IL Securities to compensate it for certain distribution expenses. IL Securities' operating and other expenses are paid for by Indianapolis Life. Also, IL Securities receives 12b-1 fees assessed against certain portfolio shares held for the Contracts as compensation for providing shareholder support services. IL Securities will also receive additional compensation from some portfolios based on the value of the portfolio shares held for the Contracts as compensation for providing distribution and support services to the portfolios.


We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other incentives or payments, are not charged directly to Contract owners of the Separate Account.


The Contracts are offered in a select qualified plan market. No other new Contracts are offered. However, IL Annuity continues to accept new premium on, process transfers for, and provide administration for existing Contracts.


LEGAL PROCEEDINGS


We and our affiliates, like other life insurance companies, are involved in litigation and are a party to regulatory proceedings arising in the ordinary course of our business, including class action law suits. At this time we do not believe that such litigation or proceedings will have a material adverse effect on the Separate Account or on our business or results of operations. In addition, we recently became aware of a dispute between the retrocessionaire and our reinsurer for a block of annuity business written by IL Annuity. We have been having discussions with that reinsurer and they have informed us of potential claims. Based on currently available information, we do not believe that any such claim, if made against us, will have a material adverse effect on our results of operations.


REPORTS TO OWNERS

We will mail a report to you at least annually at your last known address of record. The report will state the contract value (including the contract value in each variable account and the fixed account) of the Contract, premium payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation. Contract owners will also receive confirmations of financial transactions, such as premium payments, transfers, partial withdrawals, loans and full withdrawals, as well as quarterly statements.

INQUIRIES

You may make inquiries regarding your Contract by writing to us at our Variable Administrative Office.

FINANCIAL STATEMENTS


The audited statements of assets and liabilities of IL Annuity and Insurance Company Separate Account 1 as of December 31, 2001, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, as well as the Report of Independent Auditors, are included in the SAI. The audited balance sheets and schedules of IL Annuity and Insurance Company as of December 31, 2001 and 2000, and the related statements of income, shareholder's equity, and cash flows for the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and years ended December 31, 2000 and 1999, as well as the Report of Independent Auditors, are contained in the SAI. The financial statements of IL Annuity and Insurance Company should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

The SAI contains additional information about the Contract and the separate account. A SAI is available (at no cost) by writing to us at the address shown on the front cover or by calling 1-888-232-6486 (toll free). The following is the Table of Contents for that SAI.

                                                                            Page
                                                                            ----
Additional Contract Provisions ............................................    1
       The Contract .......................................................    1
       Incontestability ...................................................    1
       Incorrect Age or Sex ...............................................    1
       Nonparticipation ...................................................    1
       Options ............................................................    2
       Tax Status of the Contracts ........................................    2
Calculation of Variable Account and Adjusted
     Historic Portfolio Performance Data ..................................    3
       Money Market Variable Account Yields ...............................    3
       Other Variable Account Yields ......................................    5
       Average Annual Total Returns for the
         Variable Accounts ................................................    6
       Non-Standard Variable Account Total
         Returns ..........................................................    7
       Adjusted Historic Portfolio Performance
         Data .............................................................    8
       Effect of the Contract Fee on Performance
         Data .............................................................    8
       Other Information ..................................................    8
Historic Performance Data .................................................    9
       General Limitations ................................................    9
       Variable Account Performance Figures ...............................    9
       Adjusted Historic Portfolio Performance
         Figures ..........................................................   13
Net Investment Factor .....................................................   19
Variable Annuity Payments .................................................   19
       Assumed Investment Rate ............................................   20
       Amount of Variable Annuity Payments ................................   20
       Annuity Unit Value .................................................   21
Illustration of Calculation of Annuity Unit Value .........................   21
Illustration of Variable Annuity Payments .................................   22
Addition, Deletion or Substitution of Investments .........................   22
       Resolving Material Conflicts .......................................   22
Termination of Participation Agreements ...................................   23
       The Alger American Fund ............................................   23
       Fidelity Variable Insurance Products Fund
         and Fund II ......................................................   24
       First Eagle SoGen Variable Funds, Inc. .............................   24
     OCC Accumulation Trust ...............................................   25
     Royce Capital Fund ...................................................   26
     SAFECO Resource Series Trust .........................................   27
     T. Rowe Price Fixed Income Series, Inc. and
       T. Rowe Price International Series, Inc. ...........................   27
     Van Eck Worldwide Insurance Trust ....................................   28
     Neuberger Berman Advisers Management
       Trust ..............................................................   28
     PIMCO Variable Insurance Trust .......................................   29
Voting Rights .............................................................   29
Safekeeping of Account Assets .............................................   30
Service Fees ..............................................................   31
Distribution of the Contracts .............................................   31
Legal Matters .............................................................   32
Experts ...................................................................   32
Other Information .........................................................   32
Financial Statements ......................................................   32

                       This page intentionally left blank

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION


The following condensed financial information shows accumulation unit values for each variable account for each year since the variable account started operation. Accumulation unit value is the unit we use to calculate the value of your interest in a variable account. Accumulation unit value does not reflect the deduction of certain charges that we subtract from your Contract Value.


               ALGER AMERICAN FUND: MIDCAP GROWTH VARIABLE ACCOUNT

                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $22.061                                  $20.335                                1,230,084
2000                      $20.489                                  $22.061                                1,160,292
1999                      $15.757                                  $20.489                                  805,946
1998                      $12.263                                  $15.757                                  537,127
1997                      $10.812                                  $12.263                                   94,506
1996                      $ 9.786                                  $10.812                                  109,955
1995                      $10.000                                  $ 9.786                                    2,764



           ALGER AMERICAN FUND: SMALL CAPITALIZATION VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $12.652                                  $ 8.794                                1,028,999
2000                      $17.622                                  $12.652                                  985,378
1999                      $12.459                                  $17.622                                  670,675
1998                      $10.936                                  $12.459                                  502,984
1997                      $ 9.955                                  $10.936                                  372,229
1996                      $ 9.675                                  $ 9.955                                  181,361
1995                      $10.000                                  $ 9.675                                    1,709


                FIDELITY VIP FUND: ASSET MANAGER VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $16.560                                 $15.662                                   699,955
2000                      $17.478                                 $16.560                                   722,701
1999                      $15.954                                 $17.478                                   704,164
1998                      $14.066                                 $15.954                                   503,498
1997                      $11.817                                 $14.066                                   212,897
1996                      $ 8.224                                 $11.817                                    61,512
1995                      $10.000                                 $ 8.224                                       255

                FIDELITY VIP FUND: CONTRAFUND(R) VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $21.436                                 $18.550                                   1,940,349
2000                      $23.277                                 $21.436                                   1,999,272
1999                      $18.996                                 $23.277                                   1,706,257
1998                      $14.824                                 $18.996                                   1,228,022
1997                      $12.105                                 $14.824                                     638,524
1996                      $10.091                                 $12.105                                     203,860
1995                      $10.000                                 $10.091                                       5,731


                FIDELITY VIP FUND: EQUITY-INCOME VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $18.647                                  $17.476                                1,332,008
2000                      $17.439                                  $18.647                                1,348,108
1999                      $16.631                                  $17.439                                1,580,486
1998                      $15.114                                  $16.631                                1,355,289
1997                      $11.958                                  $15.114                                  781,937
1996                      $10.616                                  $11.958                                  195,400
1995                      $10.000                                  $10.616                                    3,789


                   FIDELITY VIP FUND: GROWTH VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $21.663                                  $17.592                                2,173,025
2000                      $24.676                                  $21.663                                2,252,279
1999                      $18.206                                  $24.676                                1,699,540
1998                      $13.240                                  $18.206                                  948,233
1997                      $10.868                                  $13.240                                  462,381
1996                      $ 9.604                                  $10.868                                  164,945
1995                      $10.000                                  $ 9.604                                    2,199


                  FIDELITY VIP FUND: INDEX 500 VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $22.417                                 $19.430                                 2,995,912
2000                      $25.062                                 $22.417                                 3,074,244
1999                      $21.088                                 $25.062                                 2,914,618
1998                      $16.672                                 $21.088                                 1,895,005
1997                      $12.734                                 $16.672                                   826,178
1996                      $10.514                                 $12.734                                   193,803
1995                      $10.000                                 $10.514                                     3,538

            FIDELITY VIP FUND: INVESTMENT GRADE BOND VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $12.879                                 $13.775                                   703,526
2000                      $11.742                                 $12.879                                   677,150
1999                      $12.032                                 $11.742                                   763,210
1998                      $11.214                                 $12.032                                   691,547
1997                      $10.422                                 $11.214                                   274,009
1996                      $10.247                                 $10.422                                    57,476
1995                      $10.000                                 $10.247                                     1,668


                FIDELITY VIP FUND: MONEY MARKET VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $12.321                                 $12.650                                 1,111,533
2000                      $11.750                                 $12.321                                   937,770
1999                      $11.329                                 $11.750                                 1,527,851
1998                      $10.888                                 $11.329                                 1,070,535
1997                      $10.456                                 $10.888                                   486,050
1996                      $10.000                                 $10.456                                   179,504
1995                      $10.000                                 $     0                                         0


  FIRST EAGLE SOGEN VARIABLE FUNDS, INC.: FIRST EAGLE SOGEN OVERSEAS VARIABLE
                                   ACCOUNT(1)


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $14.201                                 $15.047                                   593,166
2000                      $13.293                                 $14.201                                   584,592
1999                      $ 9.572                                 $13.293                                   405,486
1998                      $ 9.322                                 $ 9.572                                   196,153
1997(2)                   $10.000                                 $ 9.322                                    56,588


   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST: MIDCAP GROWTH VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $ 7.433                                $  5.523                                   473,138
2000                      $10.000                                $  7.433                                   303,022

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST: SOCIALLY RESPONSIVE VARIABLE
                                    ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $11.045                                 $10.502                                   143,214
2000                      $10.000                                 $11.045                                    17,428


                OCC ACCUMULATION TRUST: MANAGED VARIABLE ACCOUNT(3)


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $17.943                                 $16.825                                 1,046,284
2000                      $16.578                                 $17.943                                 1,084,773
1999                      $16.011                                 $16.578                                 1,316,391
1998                      $15.160                                 $16.011                                 1,396,806
1997                      $12.567                                 $15.160                                   672,203
1996                      $10.380                                 $12.567                                   133,102
1995                      $10.000                                 $10.380                                       161


               OCC ACCUMULATION TRUST: SMALL CAP VARIABLE ACCOUNT(3)


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $18.087                                 $19.321                                   457,894
2000                      $12.720                                 $18.087                                   377,794
1999                      $13.139                                 $12.720                                   319,888
1998                      $14.649                                 $13.139                                   295,186
1997                      $12.148                                 $14.649                                   162,435
1996                      $10.388                                 $12.148                                    40,024
1995                      $10.000                                 $10.388                                     1,182

 PIMCO VARIABLE INSURANCE TRUST: HIGH YIELD (FORMERLY HIGH YIELD BOND) VARIABLE
                                    ACCOUNT

                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $ 9.854                                $  9.946                                    72,991
2000                      $10.000                                $  9.854                                    25,583

PIMCO VARIABLE INSURANCE TRUST: REAL RETURN (FORMERLY REAL RETURN BOND) VARIABLE
                                    ACCOUNT

                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $11.135                                 $12.040                                   243,260
2000                      $10.000                                 $11.135                                    40,238

 PIMCO VARIABLE INSURANCE TRUST: STOCKS PLUS GROWTH AND INCOME VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $ 9.869                                $  8.619                                    89,152
2000                      $10.000                                $  9.869                                    41,575


              ROYCE CAPITAL FUND: ROYCE MICRO-CAP VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $16.544                                 $21.161                                     446,426
2000                      $14.150                                 $16.544                                     346,523
1999                      $11.198                                 $14.150                                     258,403
1998                      $10.920                                 $11.198                                     286,635
1997(2)                   $10.000                                 $10.920                                      69,105


          SAFECO RESOURCE SERIES TRUST: SAFECO EQUITY VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $12.250                                 $10.946                                   1,071,002
2000                      $13.924                                 $12.250                                   1,177,955
1999                      $12.917                                 $13.924                                   1,229,915
1998                      $10.495                                 $12.917                                     814,921
1997(2)                   $10.000                                 $10.495                                     104,775


          SAFECO RESOURCE SERIES TRUST: SAFECO GROWTH VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $10.734                                 $12.611                                   1,579,748
2000                      $11.600                                 $10.734                                   1,602,558
1999                      $11.134                                 $11.600                                   1,581,237
1998                      $11.092                                 $11.134                                   1,596,318
1997(2)                   $10.000                                 $11.092                                     122,625


   T. ROWE PRICE FIXED INCOME SERIES, INC.: LIMITED-TERM BOND VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $12.317                                 $13.176                                     426,746
2000                      $11.430                                 $12.317                                     333,773
1999                      $11.505                                 $11.430                                     393,693
1998                      $10.767                                 $11.505                                     348,151
1997                      $ 9.946                                 $10.767                                     136,902
1996                      $10.042                                 $ 9.946                                      27,325
1995                      $10.000                                 $10.042                                       1,485

 T. ROWE PRICE INTERNATIONAL SERIES, INC.: INTERNATIONAL STOCK VARIABLE ACCOUNT


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $14.578                                 $11.182                                     937,603
2000                      $17.991                                 $14.578                                     978,134
1999                      $13.684                                 $17.991                                     776,131
1998                      $11.979                                 $13.684                                     660,670
1997                      $11.780                                 $11.979                                     368,187
1996                      $10.487                                 $11.780                                     122,831
1995                      $10.000                                 $10.487                                       2,530


   VAN ECK WORLDWIDE INSURANCE TRUST: WORLDWIDE HARD ASSETS VARIABLE ACCOUNT(4)


                                                                                                          NUMBER OF
                    ACCUMULATION UNIT                        ACCUMULATION UNIT                       ACCUMULATION UNITS
                 VALUE AT THE BEGINNING                      VALUE AT THE END                        OUTSTANDING AT THE
                       OF THE YEAR                              OF THE YEAR                            END OF THE YEAR
------------------------------------------------------------------------------------------------------------------------
2001                      $10.693                                 $ 9.443                                     302,989
2000                      $ 9.733                                 $10.693                                     311,909
1999                      $ 8.156                                 $ 9.733                                     246,953
1998                      $11.983                                 $ 8.156                                     230,762
1997                      $12.356                                 $11.983                                     166,188
1996                      $10.621                                 $12.356                                      29,990
1995                      $10.000                                 $10.621                                          58


(1) Prior to May 1, 2000, First Eagle SoGen Variable Funds, Inc.: First Eagle SoGen Overseas Variable Account was called SoGen Variable Funds, Inc.:
     SoGen Overseas Variable Account.
(2)  Period from September 1, 1997 to December 31, 1997.
(3) Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.
(4) Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.

                       Statement of Additional Information

                                     for the

                         Visionary and Visionary Choice

              Flexible Premium Deferred Variable Annuity Contracts

                                 Issued Through

                 IL Annuity and Insurance Co. Separate Account 1

                                   Offered by

                        IL Annuity and Insurance Company
                           2960 North Meridian Street
                           Indianapolis, Indiana 46208


                       IL Annuity Variable Administration
                                  P.O. Box 6012
                        Indianapolis, Indiana 46206-6012
                        Phone: 1-888-232-6486 (toll-free)
                               Fax: 1-800-334-2023
          (Monday - Friday 8:00 a.m. - 4:00 p.m. Eastern Standard Time)

     This Statement of Additional ("SAI") Information expands upon subjects discussed in the current Prospectus for each of the Visionary and Visionary Choice flexible premium deferred variable annuity contracts (each, the "Contract") offered by IL Annuity and Insurance Company ("we", "us", "our", "IL Annuity"). We use terms in this Statement of Additional Information that are defined in the current prospectus for the Contract.

     You may obtain a copy of the prospectus for the Visionary and Visionary Choice Contract dated May 1, 2002 by calling 1-888-232-6486 (toll free) or by writing to IL Annuity Variable Administration at the address above.

This Statement of Additional Information is not a prospectus. You should read it along with the Prospectuses for your Contract and the underlying portfolios.

      The date of this Statement of Additional Information is May 1, 2002.

                                Table of Contents

                                                                           Page
                                                                           ----


Additional Contract Provisions................................................1
         The Contract.........................................................1
         Incontestability.....................................................1
         Incorrect Age or Sex.................................................1
         Nonparticipation.....................................................1
         Options..............................................................2
         Tax Status of the Contracts..........................................2
Calculation of Variable Account and Adjusted Historic Portfolio
         Performance Data.....................................................3
         Money Market Variable Account Yields.................................3
         Other Variable Account Yields........................................5
         Average Annual Total Returns for the Variable Accounts...............6
         Non-Standard Variable Account Total Returns..........................7
         Adjusted Historic Portfolio Performance Data.........................7
         Effect of the Contract Fee on Performance Data.......................7
         Other Information....................................................8
Historic Performance Data.....................................................8
         General Limitations..................................................8
         Variable Account Performance Figures.................................8
         Adjusted Historic Portfolio Performance Figures.....................14
Net Investment Factor........................................................19
Variable Annuity Payments....................................................20
         Assumed Investment Rate.............................................20
         Amount of Variable Annuity Payments.................................20
         Annuity Unit Value..................................................21
Illustration of Calculation of Annuity Unit Value............................22
Illustration of Variable Annuity Payments....................................22
Addition, Deletion or Substitution of Investments............................22
         Resolving Material Conflicts........................................23
Termination of Participation Agreements......................................23
         The Alger American Fund.............................................23
         Fidelity Variable Insurance Products Fund and Fund II...............24
         First Eagle SoGen Variable Funds, Inc...............................24
         OCC Accumulation Trust..............................................25
         Royce Capital Fund..................................................26
         SAFECO Resource Series Trust........................................26
         T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price
             International Series, Inc.......................................27
         Van Eck Worldwide Insurance Trust...................................27
         Neuberger Berman Advisers Management Trust..........................28
         PIMCO Variable Insurance Trust......................................28
Voting Rights................................................................29
Safekeeping of Account Assets................................................30
Service Fees.................................................................30
Distribution of the Contracts................................................30
Legal Matters................................................................31
Experts......................................................................31
Other Information............................................................31
Financial Statements.........................................................31

Additional Contract Provisions

The Contract

     The entire contract is the Contract, the signed application, the data page, the endorsements, options and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless the application contains it.


     Any change in the Contract or waiver of its provisions must be in writing and signed by our President, a Vice President, Secretary or Assistant Secretary. No other person -- no agent or registered representative -- has authority to change or waive any provision of this Contract.


     Upon notice to you, we may modify the Contract if necessary to:

     o permit the Contract or the Separate Account to comply with any applicable law or regulation that a governmental agency issues; or

     o assure continued qualification of the Contract under the Internal Revenue Code ("Code") or other federal or state laws relating to retirement annuities or variable annuity contracts; or


     o effect a change in the operation of the Separate Account or to provide additional investment options.

     In the event of such modifications, we will make the appropriate endorsement to the Contract.

Incontestability


     We will not contest the Contract after the Date of Issue.


Incorrect Age or Sex

     We may require proof of age, sex, and right to payments before making any life annuity payments. If the age or sex (if applicable) of the annuitant has been stated incorrectly, then we will determine the Annuity Start Date and the amount of the annuity payments by using the correct age and sex. If a misstatement of age or sex results in annuity payments that are too large, then we will charge the overpayments with compound interest against subsequent payments. If we have made payments that are too small, then we will pay the underpayments with compound interest upon receipt of notice of the underpayments. We will pay adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

Nonparticipation

     The Contract does not participate in our surplus earnings or profits.

Options

     Except in the limited circumstances described below, we will issue four options automatically upon the issuance of each Contract. These options provide for the waiver of the Withdrawal Charge in case of extended hospitalization, long term care, terminal illness, or the post secondary education of certain family members or the Annuitant, as provided in the option. There is no additional charge for the issuance of the options, which are available only at the issuance of the Contract. All options may not be available in all states.

Tax Status of the Contracts

     Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.


     Diversification Requirements. The Code requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the portfolio in which it invests, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the Separate Account assets supporting the Contract.

     Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract.

     Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Start Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner"'s death; and (b) if any Owner dies prior to the Annuity Start Date, the entire interest in the Contract will be distributed within five years after the date of such Owner"'s death. These requirements will be considered satisfied as to any portion of an Owner"'s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner"'s death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. If there are joint owners, and one joint owner dies before the Annuity Start Date, then the surviving joint owner becomes the sole beneficiary, regardless of any other designations. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

CALCULATION OF VARIABLE ACCOUNT AND ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA

     We may advertise and disclose historic performance data for the Variable Accounts, including yields, standard annual total returns, and nonstandard measures of performance of the Variable Accounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Variable Account Yields


     Advertisements and sales literature may quote the current annualized yield of the Money Market Variable Account for a seven-day period (which period will be stated in the advertisements or sales literature) in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio. Yield is an annualized figure, which means that it is assumed that the Money Market portfolio generates the same level of net income over a 52-week period.

     We compute this current annualized yield in the manner requested by the SEC by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Variable Account under a Contract having a balance of one unit of the Money Market Variable Account at the beginning of the period. We divide that net change in Variable Account value by the value of the hypothetical Variable Account at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Portfolio in which the hypothetical Variable Account invests; and (ii) charges and deductions imposed under the Contract.


     These charges and deductions include the per unit charges for the annualized Contract Fee, the mortality and expense risk charge and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit Contract Fee based on the $30 annualized Contract Fee that we deduct in four equal payments at the end of each Contract Quarter.

     We calculate the current yield by the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:
     NCS       =    the net change in the value of the Money Market Portfolio
                    (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Variable Account having a balance of one Variable Account unit.

     ES   =    per unit charges deducted from the hypothetical Variable Account for the seven-day period.

     UV   =    the unit value for the first day of the seven-day period.


     We may also disclose the effective yield of the Money Market Variable Account for the same seven-day period, determined on a compounded basis. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect.


     We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     Effective Yield = (1 + ((NCS-ES)/UV)) ^365/7 - 1

     Where:
     NCS       =    the net change in the value of the Money Market Portfolio
                    (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Variable Account having a balance of one Variable Account unit.

     ES        =    per unit charges deducted from the hypothetical Variable
                    Account for the seven-day period.

     UV        =    the unit value for the first day of the seven-day period.


     The Money Market Variable Account's yield is lower than the Money Market Portfolio's yield because of the Contract charges and deductions that are deducted at the Variable Account level.


     The current and effective yields on amounts held in the Money Market Variable Account normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio's operating expenses. We may also present yields on amounts held in the Money Market Variable Account for periods other than a seven-day period.

     Yield calculations do not take into account the Withdrawal Charge that we assess on certain withdrawals of Contract Value. The amount of the Withdrawal Charge depends on the Withdrawal Charge Option and the Free Withdrawal Option that you choose at the time of purchase. See "Fees and Charges" in the prospectus for further description of these options. No Withdrawal Charge applies to Contract Value in excess of aggregate Premium Payments.


     Based on the method of calculation described above, for the seven-day period ended December 31, 2001, the current yield and the effective yield for the Money Market Variable Account were as follows:

                  Current yield:          _____%
                  Effective yield:        _____%

OTHER VARIABLE ACCOUNT YIELDS


     Sales literature or advertisements may quote the current annualized yield of one or more of the Variable Accounts (other than the Money Market Variable Account) under the Contract for 30-day or one-month periods. The annualized yield of a Variable Account refers to net income that the Variable Account generates during a 30-day or one-month period and it assumes the same level of net income is generated over a 12-month period.


     We compute the annualized 30-day yield by:

          1. Subtracting the Variable Account expenses for the period from the net investment income of the portfolio attributable to the Variable Account units;

          2. Dividing 1. by the maximum offering price per unit on the last day of the period;

          3. Multiplying 2. by the daily average number of units outstanding for the period;

          4.   compounding that yield for a six-month period; and

          5.   multiplying the result in 4. by 2.

     Expenses of the Variable Account include the annualized Contract Fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes that we deduct a Contract Fee of $30 per year per Contract at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we use an average Contract Fee based on the average Contract Value in the Variable Account to determine the amount of the charge attributable to the Variable Account for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

     Yield     =    2 X (((NI - ES)/(U X UV)) + 1) ^6 - 1)

     Where:
     NI        =    net income of the portfolio for the 30-day or one-month
                    period attributable to the Variable Account's units.

     ES        =    charges deducted from the Variable Account for the 30-day or one-month period.

     U         =    the average number of units outstanding.

     UV        =    the unit value at the close (highest) of the last day in the
                    30-day or one-month period.

     The yield for the Variable Account is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

     The yield on the amounts held in the Variable Accounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Variable Account's actual yield.

     Yield calculations do not take into account the Withdrawal Charge that we assess on certain withdrawals of Contract Value. The amount of the Withdrawal Charge depends on the Withdrawal

Charge Option and the Free Withdrawal Option that you choose at the time of purchase. See "Fees and Charges" in the prospectus for further description of these options.

Average Annual Total Returns for the Variable Accounts


     Sales literature or advertisements may quote average annual total returns for one or more of the Variable Accounts for various periods of time, calculated in a manner prescribed by the SEC. If we advertise total return for the Money Market Variable Account, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

     When a Variable Account has been in operation for 1, 5, and 10 years (or for a period covering the time the underlying portfolio has been available in the Separate Account), we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.


     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period's ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     We calculate the standard average annual total returns using Variable Account unit values that we calculate on each valuation day based on the performance of the Variable Account's underlying portfolio, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annualized Contract Fee. The calculation assumes that we deduct a Contract Fee of $7.50 per quarter per Contract at the end of each Contract quarter. For purposes of calculating average annual total return, we use an average per-dollar per-day Contract Fee attributable to the hypothetical Variable Account for the period. The calculation also assumes total withdrawal of the Contract at the end of the period for the return quotation and will take into account the Withdrawal Charge applicable to the Contract that we assess on certain withdrawals of Contract Value.

     We calculate the standard total return by the following formula:

         TR         =    ((ERV/P) ^1/N) - 1

         Where:
         TR         =    the average annual total return net of Variable Account
                         recurring charges.

         ERV        =    the ending redeemable value (net of any applicable
                         Withdrawal Charge) of the hypothetical Variable Account at the end of the period.

         P          =    a hypothetical initial payment of $1,000.

         N          =    the number of years in the period.

Non-Standard Variable Account Total Returns


     Sales literature or advertisements may quote average annual total returns for the Variable Accounts that do not reflect any Withdrawal Charges or Contract Fee. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical Variable Account for the period with an ending value for the period that does not take into account any Withdrawal Charges or Contract Fees.


     We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

         CTR        =    (ERV/P) - 1

         Where:
         CTR        =    the cumulative total return net of Variable Account
                         recurring charges for the period.

         ERV        =    the ending redeemable value of the hypothetical
                         investment at the end of the period.

         P          =    a hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

     Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic Portfolio performance may include data that precedes the inception dates of the Variable Accounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

     We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

Effect of the Contract Fee on Performance Data

     The Contract provides for the deduction of a $7.50 Contract Fee at the end of each Contract Quarter from the Fixed and Variable Accounts. We base it on the proportion that the value of each such Account bears to the total Contract Value. For purposes of reflecting the Contract Fee in yield and total return quotations, we convert the Contract Fee into a per-dollar per-day charge based on the average Contract Value in the Separate Account of all Contracts on the last day of the period for which quotations are provided. Then, we adjust the per-dollar per-day average charge to reflect the basis upon which we calculate the particular quotation.

Other Information

     The following is a partial list of those publications that the Funds' advertising shareholder materials may cite as containing articles describing investment results or other data relative to one or more of the Variable Accounts. They may cite other publications.

         Broker World                               Financial World
         Across the Board                           Advertising Age
         American Banker                            Barron's
         Best's Review                              Business Insurance
         Business Month                             Business Week
         Changing Times                             Consumer Reports

         Economist                                  Financial Planning
         Forbes                                     Fortune
         Inc.                                       Institutional Investor
         Insurance Forum                            Insurance Sales
         Insurance Week                             Journal of Accountancy
         Journal of the American Society of         Journal of Commerce
            CLU & ChFC
         Life Insurance Selling                     Life Association News
         MarketFacts                                Manager's Magazine
         National Underwriter                       Money
         Morningstar, Inc.                          Nation's Business
         New Choices (formerly 50 Plus)             New York Times
         Pension World                              Pensions & Investments
         Rough Notes                                Round the Table
         U.S. Banker                                VARDs
         Wall Street Journal                        Working Woman

                            Historic Performance Data

General Limitations

     The figures below represent the past performance of the Variable Accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

     The Funds have provided the Portfolios' performance data. We derive the Variable Account performance data from the data that the Funds provide. None of the Funds are affiliated with IL Annuity. In preparing the tables below, IL Annuity relied on the Funds' data. While IL Annuity has no reason to doubt the accuracy of the figures provided by the Funds, IL Annuity has not verified those figures.

Variable Account Performance Figures


     The following charts show the historic performance data for the Variable Accounts since each Variable Account's commencement of operations. These figures are not an indication of future performance of the Variable Accounts. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.


     Table 1: Standard average annual total returns for periods since the inception of each Variable Account are as follows. These figures include: the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; the daily deduction of an administrative expenses charge at an annual rate of 0.15%; the quarterly deduction of an administration charge of $7.50 adjusted for average account size; and the contingent deferred sales load of 7% in the first year, decreasing to 6% in the seventh Contract Year, and then declining by 2% in each subsequent Contract Year until it is zero in Contract Year ten.

        Table 1: Standard Average Total Return for the Variable Accounts

             Variable Account                For the 1-year    For the 3-year   For the 5-year    For the period
 (Date Variable Account operations began)     period ended      period ended     period ended     from beginning
                                                12/31/01         12/31/01         12/31/01          of Variable
                                                                                                      Account
                                                                                                   operations to
                                                                                                     12/31/01
-------------------------------------------------------------------------------------------------------------------
Alger American Fund
     MidCap Growth (11/6/95)                        %                 %                %                 %
     Small Capitalization (11/6/95)                 %                 %                %                 %

Fidelity VIP Funds (Initial Class)
     Asset Manager (11/6/95)                        %                 %                %                 %
     Contrafund(R) (11/6/95)                        %                 %                %                 %
     Equity Income (11/6/95)                        %                 %                %                 %
     Growth (11/6/95)                               %                 %                %                 %
     Index 500 (11/6/95)                            %                 %                %                 %
     Investment Grade Bond (11/6/95)                %                 %                %                 %
     Money Market (11/6/95)*                        %                 %                %                 %

First Eagle SoGen Variable Funds, Inc.
     First Eagle SoGen Overseas (9/1/97)            %                 %               N/A                %

Neuberger Berman Advisers Management Trust
     Mid-Cap Growth (5/1/00)                        %                N/A              N/A                %
     Socially Responsive (5/1/00)                   %                N/A              N/A                %

OCC Accumulation Trust
     Managed (11/6/95)                              %                 %                %                 %
     Small Cap (11/6/95)                            %                 %                %                 %

PIMCO Variable Insurance Trust
  (Administrative Shares)
     High Yield (formerly High Yield                %                N/A               N/A               %
         Bond) (5/1/00)
     Real Return (formerly Real Return)             %                                 N/A                %
         Bond (5/1/00)                                               N/A
     StocksPLUS Growth and Income (5/1/00)          %                                 N/A                %
                                                                     N/A
Royce Capital Fund
     Royce Micro-Cap (9/1/97)                       %                 %               N/A                %

SAFECO Resource Series Trust
     Equity (9/1/97)                                %                 %               N/A                %
     Growth (9/1/97)                                %                 %               N/A                %

T. Rowe Price Fixed Income Series, Inc.
     Limited-Term Bond (11/6/95)                    %                 %                %                 %

T. Rowe Price International Series, Inc.
     International Stock (11/6/95)                  %                 %                %                 %

Van Eck Worldwide Insurance Trust
     Worldwide Hard Assets (11/6/95)                %                 %                %                 %


* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.


     Table 2: Nonstandard average annual total returns for periods since the inception of each Variable Account are as follows. These figures include: the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; and the daily deduction of an administrative expenses charge at an annual rate of 0.15%.

     These figures do not reflect the quarterly deduction of an administration charge and the contingent deferred sales load which, if deducted, would reduce performance. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.


       Table 2: Nonstandard Average Total Return for the Variable Accounts

             Variable Account                For the 1-year    For the 3-year   For the 5-year    For the period
 (Date Variable Account operations began)     period ended      period ended     period ended     from beginning
                                                12/31/01         12/31/01         12/31/01          of Variable
                                                                                                      Account
                                                                                                   operations to
                                                                                                     12/31/01
-------------------------------------------------------------------------------------------------------------------
Alger American Fund
         MidCap Growth (11/6/95)                    %                 %                %                 %
         Small Capitalization (11/6/95)             %                 %                %                 %

Fidelity VIP Funds (Initial Class)
         Asset Manager (11/6/95)                    %                 %                %                 %
         Contrafund(R) (11/6/95)                    %                 %                %                 %
         Equity Income (11/6/95)                    %                 %                %                 %
         Growth (11/6/95)                           %                 %                %                 %
         Index 500 (11/6/95)                        %                 %                %                 %
         Investment Grade Bond (11/6/95)            %                 %                %                 %
         Money Market (11/6/95)*                    %                 %                %                 %

First Eagle SoGen Variable Funds, Inc.
         First Eagle SoGen Overseas (9/1/97)        %                 %               N/A                %

Neuberger Berman Advisers Management Trust
         Mid-Cap Growth (5/1/00)                    %                N/A              N/A                %
         Socially Responsive (5/1/00)               %                N/A              N/A                %

OCC Accumulation Trust
         Managed (11/6/95)                          %                 %                %                 %
         Small Cap (11/6/95)                        %                 %                %                 %

PIMCO Variable Insurance Trust
   (Administrative Shares)
         High Yield (High Yield Bond)               %                N/A              N/A                %
           (5/1/00)
         Real Return (Real Return Bond)             %                N/A              N/A                %
           (5/1/00)
         StocksPLUS Growth and Income               %                N/A              N/A                %
           (5/1/00)

Royce Capital Fund
         Royce Micro-Cap (9/1/97)                   %                 %               N/A                %

SAFECO Resource Series Trust
         Equity (9/1/97)                            %                 %               N/A                %
         Growth (9/1/97)                            %                 %               N/A                %

T. Rowe Price Fixed Income Series, Inc.
         Limited-Term Bond (11/6/95)                %                 %                %                 %

T. Rowe Price International Series, Inc.
         International Stock (11/6/95)              %                 %                %                 %

Van Eck Worldwide Insurance Trust
         Worldwide Hard Assets (11/6/95)            %                 %                %                 %


* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.

     Table 3: Standard cumulative total returns for periods since the inception of each Variable Account are as follows. These figures include: the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; the daily deduction of an annual administrative expenses charge at an annual rate of 0.15%; the quarterly deduction of an administration charge of $7.50 adjusted for average account size; and the contingent deferred sales load of 7% in the first year, decreasing to 6% in the seventh Contract Year, and then declining by 2% in each subsequent Contract Year until it is zero in Contract Year ten.


      Table 3: Standard Cumulative Total Returns for the Variable Accounts

             Variable Account                For the 1-year    For the 3-year   For the 5-year    For the period
 (Date Variable Account operations began)     period ended      period ended     period ended     from beginning
                                                12/31/01         12/31/01         12/31/01          of Variable
                                                                                                      Account
                                                                                                   operations to
                                                                                                     12/31/01
-------------------------------------------------------------------------------------------------------------------
Alger American Fund
         MidCap Growth (11/6/95)                    %                 %                %                 %
         Small Capitalization (11/6/95)             %                 %                %                 %

Fidelity VIP Funds (Initial Class)
         Asset Manager (11/6/95)                    %                 %                %                 %
         Contrafund(R) (11/6/95)                    %                 %                %                 %
         Equity Income (11/6/95)                    %                 %                %                 %
         Growth (11/6/95)                           %                 %                %                 %
         Index 500 (11/6/95)                        %                 %                %                 %
         Investment Grade Bond (11/6/95)            %                 %                %                 %
         Money Market (11/6/95)*                    %                 %                %                 %

First Eagle SoGen Variable Funds, Inc.
         First Eagle SoGen Overseas (9/1/97)        %                 %               N/A                %

Neuberger Berman Advisers Management Trust
         Mid-Cap Growth (5/1/00)                    %                N/A              N/A                %
         Socially Responsive (5/1/00)               %                N/A              N/A                %

OCC Accumulation Trust
         Managed (11/6/95)                          %                 %                %                 %
         Small Cap (11/6/95)                        %                 %                %                 %

PIMCO Variable Insurance Trust
   (Administrative Shares)
         High Yield (formerly High Yield Bond)      %                N/A              N/A                %
           (5/1/00)
         Real Return (formerly High Yield Bond)     %                N/A              N/A                %
           (5/1/00)
         StocksPLUS Growth and Income               %                N/A              N/A                %
           (5/1/00)

Royce Capital Fund
         Royce Micro-Cap (9/1/97)                   %                 %               N/A                %

SAFECO Resource Series Trust
         Equity (9/1/97)                            %                 %               N/A                %
         Growth (9/1/97)                            %                 %               N/A                %

T. Rowe Price Fixed Income Series, Inc.
         Limited-Term Bond (11/6/95)                %                 %                %                 %

T. Rowe Price International Series, Inc.
         International Stock (11/6/95)              %                 %                %                 %

      Table 3: Standard Cumulative Total Returns for the Variable Accounts

             Variable Account                For the 1-year    For the 3-year   For the 5-year    For the period
 (Date Variable Account operations began)     period ended      period ended     period ended     from beginning
                                                12/31/01         12/31/01         12/31/01          of Variable
                                                                                                      Account
                                                                                                   operations to
                                                                                                     12/31/01
-------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
         Worldwide Hard Assets (11/6/95)            %                 %                %                 %


* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.

     Table 4: Nonstandard cumulative total returns for each Variable Account for the periods since the inception of each Variable Account are as follows. These figures include: the daily deduction of a mortality and expenses charge at an annual rate of 1.25%; and the daily deduction of the annual administrative expenses charge at an annual rate of 0.15%.

     These figures do not reflect the quarterly deduction of an administration charge and the contingent deferred sales load which, if deducted, would reduce performance. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.


     Table 4: Nonstandard Cumulative Total Returns for the Variable Accounts

             Variable Account                For the 1-year    For the 3-year   For the 5-year    For the period
 (Date Variable Account operations began)     period ended      period ended     period ended     from beginning
                                                12/31/01         12/31/01         12/31/01          of Variable
                                                                                                      Account
                                                                                                   operations to
                                                                                                     12/31/01
-------------------------------------------------------------------------------------------------------------------
Alger American Fund
         MidCap Growth (11/6/95)                    %                 %                %                 %
         Small Capitalization (11/6/95)             %                 %                %                 %

Fidelity VIP Funds (Initial Class)
         Asset Manager (11/6/95)                    %                 %                %                 %
         Contrafund(R) (11/6/95)                    %                 %                %                 %
         Equity Income (11/6/95)                    %                 %                %                 %
         Growth (11/6/95)                           %                 %                %                 %
Index 500 (11/6/95)                                 %                 %                %                 %
         Investment Grade Bond (11/6/95)            %                 %                %                 %
         Money Market (11/6/95)*                    %                 %                %                 %

First Eagle SoGen Variable Funds, Inc.
         First Eagle SoGen Overseas (9/1/97)        %                 %               N/A                %

Neuberger Berman Advisers Management Trust
         Mid-Cap Growth (5/1/00)                    %                N/A              N/A                %
         Socially Responsive (5/1/00)               %                N/A              N/A                %

OCC Accumulation Trust
         Managed (11/6/95)                          %                 %                %                 %
         Small Cap (11/6/95)                        %                 %                %                 %

     Table 4: Nonstandard Cumulative Total Returns for the Variable Accounts

             Variable Account                For the 1-year    For the 3-year   For the 5-year    For the period
 (Date Variable Account operations began)     period ended      period ended     period ended     from beginning
                                                12/31/01         12/31/01         12/31/01          of Variable
                                                                                                      Account
                                                                                                   operations to
                                                                                                     12/31/01
-------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
   (Administrative Shares)
         High Yield (High Yield Bond)               %                N/A              N/A                %
           (5/1/00)
         Real Return (Real Return Bond)             %                N/A              N/A                %
           (5/1/00)
         StocksPLUS Growth and Income               %                N/A              N/A                %
           (5/1/00)

Royce Capital Fund
         Royce Micro-Cap (9/1/97)                   %                 %               N/A                %

SAFECO Resource Series Trust
         Equity (9/1/97)                            %                 %               N/A                %
         Growth (9/1/97)                            %                 %               N/A                %

T. Rowe Price Fixed Income Series, Inc.
         Limited-Term Bond (11/6/95)                %                 %                %                 %

T. Rowe Price International Series, Inc.
         International Stock (11/6/95)              %                 %                %                 %

Van Eck Worldwide Insurance Trust
         Worldwide Hard Assets (11/6/95)            %                 %                %                 %


* Yield more closely reflects current earnings of the Money Market Variable Account than its total return.


Adjusted Historic Portfolio Performance Figures

     The following tables show adjusted historic performance data for the Portfolios, including for periods before the Variable Accounts began operations. It is based on the performance of each Portfolio since its operations began, adjusted to deduct some or all of the charges we currently assess under the Contracts. These figures are not an indication of the future performance of the Variable Accounts. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.

     Table 5: Adjusted historic average annual total returns for periods since the inception of each Portfolio (assumes the Contract is surrendered) are as follows. These figures include: the daily deduction of the mortality and expenses charges at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); the daily deduction of the annual administrative expenses charge at an annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); the quarterly deduction of the administration charge of $7.50 adjusted for average account size; and the deduction of the applicable contingent deferred sales load for the Visionary contract and the Date of Issue Withdrawal Charge Option under the Visionary Choice contract.

Table 5: Adjusted Historic Average Total Returns for the Portfolios (Assumes the
                            Contract is Surrendered)


               Portfolio                    For the      For the      For the       For the       For the period
   (Date Portfolio operations began)        1-year       3-year        5-year       10-year      from beginning of
                                            period       period        period        period          Portfolio
                                             ended        ended        ended         ended          operations
                                           12/31/01     12/31/01      12/31/01      12/31/01        to 12/31/01
--------------------------------------------------------------------------------------------------------------------
Alger American Fund
   MidCap Growth (5/3/93)                      %            %            %            N/A                %
   Small Capitalization (9/20/88)              %            %            %             %                 %

Fidelity VIP Funds (Initial Class)
   Asset Manager (9/6/89)                      %            %            %             %                 %
   Contrafund(R) (1/3/95)                      %            %            %            N/A                %
   Equity Income (10/9/86)                     %            %            %             %                 %
   Growth (10/9/86)                            %            %            %             %                 %
   Index 500 (8/27/92)                         %            %            %            N/A                %
   Investment Grade Bond (12/5/88)             %            %            %             %                 %
   Money Market (4/2/82)*                      %            %            %             %                 %

First Eagle SoGen Variable Funds, Inc.
   First Eagle SoGen Overseas (2/3/97)         %            %           N/A           N/A                %

Neuberger Berman Advisers Management Trust
   Mid-Cap Growth (11/3/97)                    %            %           N/A           N/A                %
   Socially Responsive (2/18/99)               %            %           N/A           N/A                %

OCC Accumulation Trust
   Managed (8/31/88)                           %            %            %             %                 %
   Small Cap (8/31/88)                         %            %            %             %                 %

PIMCO Variable Insurance Trust
  (Administrative Shares)
   High Yield (formerly High Yield Bond)       %            %            %            N/A                %
       (4/30/98)
   Real Return (formerly Real Return           %           N/A           %            N/A                %
       Bond) (9/30/99)
   StocksPLUS Growth and Income                %            %            %            N/A                %
       (12/31/97)

Royce Capital Fund
   Royce Micro-Cap (12/27/96)                  %            %            %             %                 %

SAFECO Resource Series Trust
   Equity (11/6/86)                            %            %            %             %                 %
   Growth (12/31/92)                           %            %            %            N/A                %

T. Rowe Price Fixed Income Series, Inc.
   Limited-Term Bond (5/13/94)                 %            %            %            N/A                %

T. Rowe Price International Series, Inc.
   International Stock (3/31/94)               %            %            %            N/A                %

Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets (8/31/89)             %            %            %             %                 %


* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.


     Table 6: Adjusted historic average annual total returns for periods since the inception of each Portfolio (assumes the Contract is not surrendered) are as follows. These figures include: the daily deduction of the mortality and expenses charge at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); and the daily deduction of the annual administrative expenses charge at the annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly).

     These figures do not reflect the quarterly deduction of the administration charge and any applicable contingent deferred sales load which, if deducted, would reduce performance.

Table 6: Adjusted Historic Average Total Returns for the Portfolios (Assumes the
                          Contract is Not Surrendered)


               Portfolio                    For the      For the      For the       For the      For the period
   (Date Portfolio operations began)        1-year       3-year        5-year       10-year    from beginning of
                                            period       period        period        period        Portfolio
                                             ended        ended        ended         ended         operations
                                           12/31/01     12/31/01      12/31/01      12/31/01       to 12/31/01
-----------------------------------------------------------------------------------------------------------------
Alger American Fund
   MidCap Growth (5/3/93)                      %            %            %            N/A                %
   Small Capitalization (9/20/88)              %            %            %             %                 %

Fidelity VIP Funds (Initial Class)
   Asset Manager (9/6/89)                      %            %            %             %                 %
   Contrafund(R) (1/3/95)                      %            %            %            N/A                %
   Equity Income (10/9/86)                     %            %            %             %                 %
   Growth (10/9/86)                            %            %            %             %                 %
   Index 500 (8/27/92)                         %            %            %            N/A                %
   Investment Grade Bond (12/5/88)             %            %            %             %                 %
   Money Market (4/2/82)*                      %            %            %             %                 %

First Eagle SoGen Variable Funds, Inc.
   First Eagle SoGen Overseas (2/3/97)         %            %           N/A           N/A                %

Neuberger Berman Advisers Management Trust
   Mid-Cap Growth (11/3/97)                    %            %           N/A           N/A                %
   Socially Responsive (2/18/99)               %            %           N/A           N/A                %

OCC Accumulation Trust
   Managed (8/31/88)                           %            %            %             %                 %
   Small Cap (8/31/88)                         %            %            %             %                 %

PIMCO Variable Insurance Trust
   (Administrative Shares)
   High Yield (formerly High Yield Bond)       %            %            %            N/A                %
       (4/30/98)
   Real Return (formerly Real Return           %           N/A           %            N/A                %
       Bond) (9/30/99)
   StocksPLUS Growth and Income                %            %            %            N/A                %
       (12/31/97)

Royce Capital Fund
   Royce Micro-Cap (12/27/96)                  %            %            %             %                 %

SAFECO Resource Series Trust
   Equity (11/6/86)                            %            %            %             %                 %
   Growth (12/31/92)                           %            %            %             N/A               %

T. Rowe Price Fixed Income Series, Inc.
   Limited-Term Bond (5/13/94)                 %            %            %             N/A               %

T. Rowe Price International Series, Inc.
   International Stock (3/31/94)               %            %            %             N/A               %

Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets (8/31/89)             %            %            %             %                 %

* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.


     Table 7: Adjusted historic cumulative total returns for periods since the inception of each Portfolio (assumes the Contract is surrendered) are as follows. These figures include: the daily deduction of the mortality and expenses charge at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); the daily deduction of the annual administrative expenses charge at an annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); the quarterly deduction of an administration charge of $7.50 adjusted for average account size; and the applicable contingent deferred sales load for the Visionary contract and for the Date of Issue Withdrawal Charge Option under the Visionary Choice contract.


Table 7: Adjusted Historic Cumulative Total Returns for the Portfolios (Assumes
                          the Contract Is Surrendered)


               Portfolio                    For the      For the      For the       For the       For the period
   (Date Portfolio operations began)        1-year       3-year        5-year       10-year      from beginning of
                                            period       period        period        period          Portfolio
                                             ended        ended        ended         ended          operations
                                           12/31/01     12/31/01      12/31/01      12/31/01        to 12/31/01
--------------------------------------------------------------------------------------------------------------------
Alger American Fund
   MidCap Growth (5/3/93)                      %            %            %            N/A                %
   Small Capitalization (9/20/88)              %            %            %             %                 %

Fidelity VIP Funds (Initial Class)
   Asset Manager (9/6/89)                      %            %            %             %                 %
   Contrafund(R) (1/3/95)                      %            %            %            N/A                %
   Equity Income (10/9/86)                     %            %            %             %                 %
   Growth (10/9/86)                            %            %            %             %                 %
   Index 500 (8/27/92)                         %            %            %            N/A                %
   Investment Grade Bond (12/5/88)             %            %            %             %                 %
   Money Market (4/2/82)*                      %            %            %             %                 %

First Eagle SoGen Variable Funds, Inc.
   First Eagle SoGen Overseas (2/3/97)         %            %           N/A           N/A                %

Neuberger Berman Advisers Management Trust
   Mid-Cap Growth (11/3/97)                    %            %           N/A           N/A                %
   Socially Responsive (2/18/99)               %           N/A          N/A           N/A                %

OCC Accumulation Trust
   Managed (8/31/88)                           %            %            %             %                 %
   Small Cap (8/31/88)                         %            %            %             %                 %

PIMCO Variable Insurance Trust
  (Administrative Shares)
   High Yield (formerly High Yield             %            %           N/A           N/A                %
       Bond) (4/30/98)
   Real Return (formerly Real Return           %           N/A          N/A           N/A                %
       Bond) (9/30/99)
   StocksPLUS Growth and Income                %            %           N/A           N/A                %
       (12/31/97)

Royce Capital Fund
   Royce Micro-Cap (12/27/96)                  %            %            %            N/A                %

SAFECO Resource Series Trust
   Equity (11/6/86)                            %            %            %             %                 %
   Growth (12/31/92)                           %            %            %            N/A                %

Table 7: Adjusted Historic Cumulative Total Returns for the Portfolios (Assumes
                          the Contract Is Surrendered)


               Portfolio                    For the      For the      For the       For the       For the period
   (Date Portfolio operations began)        1-year       3-year        5-year       10-year      from beginning of
                                            period       period        period        period          Portfolio
                                             ended        ended        ended         ended          operations
                                           12/31/01     12/31/01      12/31/01     12/31/01        to 12/31/01
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Fixed Income Series, Inc.
   Limited-Term Bond (5/13/94)                 %            %            %            N/A                %

T. Rowe Price International Series, Inc.
   International Stock (3/31/94)               %            %            %            N/A                %

Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets (8/31/89)             %            %            %             %                 %


* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.


     Table 8: Adjusted historic cumulative total returns for periods since the inception of each Portfolio (assumes the Contract is not surrendered) are as follows. These figures include: the daily deduction of the mortality and expenses charges at an annual rate of 1.25% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly); and the daily deduction of the administrative expenses charge at an annual rate of 0.15% (except that, prior to the inception of the corresponding Variable Account, deductions are monthly).


     These figures do not reflect the quarterly deduction of the administration charge and the applicable contingent deferred sales load which, if deducted, would reduce performance. Nonstandard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

Table 8: Adjusted Historic Cumulative Total Returns for the Portfolios (Assumes
                        the Contract Is Not Surrendered)


               Portfolio                    For the      For the      For the       For the       For the period
   (Date Portfolio operations began)        1-year       3-year        5-year       10-year      from beginning of
                                            period       period        period        period         Portfolio
                                             ended        ended        ended         ended          operations
                                           12/31/01     12/31/01      12/31/01      12/31/01        to 12/31/01
-------------------------------------------------------------------------------------------------------------------
Alger American Fund
   MidCap Growth (5/3/93)                      %            %            %            N/A                %
   Small Capitalization (9/20/88)              %            %            %             %                 %

Fidelity VIP Funds (Initial Class)
   Asset Manager (9/6/89)                      %            %            %             %                 %
   Contrafund(R) (1/3/95)                      %            %            %            N/A                %
   Equity Income (10/9/86)                     %            %            %             %                 %
   Growth (10/9/86)                            %            %            %             %                 %
   Index 500 (8/27/92)                         %            %            %            N/A                %
   Investment Grade Bond (12/5/88)             %            %            %             %                 %
   Money Market (4/2/82)*                      %            %            %             %                 %

First Eagle SoGen Variable Funds, Inc.
   First Eagle SoGen Overseas (2/3/97)         %            %           N/A           N/A                %

Table 8: Adjusted Historic Cumulative Total Returns for the Portfolios (Assumes
                        the Contract Is Not Surrendered)


               Portfolio                    For the      For the      For the       For the       For the period
   (Date Portfolio operations began)        1-year       3-year        5-year       10-year      from beginning of
                                            period       period        period        period         Portfolio
                                             ended        ended        ended         ended          operations
                                           12/31/01     12/31/01      12/31/01      12/31/01        to 12/31/01
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust
   Mid-Cap Growth (11/3/97)                    %            %           N/A           N/A                %
   Socially Responsive (2/18/99)               %           N/A          N/A           N/A                %

OCC Accumulation Trust
   Managed (8/31/88)                           %            %            %             %                 %
   Small Cap (8/31/88)                         %            %            %             %                 %

PIMCO Variable Insurance Trust
  (Administrative Shares)
   High Yield (formerly High Yield             %            %           N/A           N/A                %
       Bond) (4/30/98)
   Real Return (formerly Real Return           %           N/A          N/A           N/A                %
       Bond) (9/30/99)
   StocksPLUS Growth and Income                %            %           N/A           N/A                %
       (12/31/97)

Royce Capital Fund
   Royce Micro-Cap (12/27/96)                  %            %            %           N/A                 %

SAFECO Resource Series Trust
   Equity (11/6/86)                            %            %            %             %                 %
   Growth (12/31/92)                           %            %            %            N/A                %

T. Rowe Price Fixed Income Series, Inc.
   Limited-Term Bond (5/13/94)                 %            %            %            N/A                %

T. Rowe Price International Series, Inc.
   International Stock (3/31/94)               %            %            %            N/A                %

Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets (8/31/89)             %            %            %             %                 %


* Yield more closely reflects current earnings of the Money Market Portfolio than its total return.

                              Net Investment Factor

     The Net Investment Factor is an index that measures the investment performance of a Variable Account from one Business Day to the next. Each Variable Account has its own Net Investment Factor, which may be greater or less than one. The Net Investment Factor for each Variable Account equals 1 plus the fraction obtained by dividing (a) by (b) where:

     (a)  is the net result of:

          1. the investment income, dividends, or income distributions (if the ex-dividend date occurred during the current valuation period), and capital gains, realized or unrealized, of the underlying portfolio credited at the end of the current Business Day; plus

          2. the amount credited or released from reserves for taxes attributed to the operation of the Variable Account; minus

          3. the capital losses, realized or unrealized, charged by the underlying portfolio at the end of the current Business Day, minus

          4. any amount charged for taxes or any amount set aside during the Business Day as a reserve for taxes attributable to the operation or maintenance of the Variable Account; minus

          5. the amount charged that Business Day for daily Separate Account charges; and

     (b) is the value of the assets in the Variable Account at the end of the preceding Business Day, adjusted for allocations and transfers to and withdrawals and transfers from the Variable Account occurring during that preceding Business Day.

                            Variable Annuity Payments

     We determine the dollar amount of the first variable annuity payment in the same manner as that of a fixed annuity payment. Therefore, for any particular amount applied to a variable payout plan, the dollar amount of the first variable annuity payment and the first fixed annuity payment (assuming the fixed payment is based on the minimum guaranteed 3.0% interest rate) will be the same. Later variable annuity payments, however, will vary to reflect the net investment performance of the Variable Account(s) that you or the Annuitant select.

     Annuity units measure the net investment performance of a Variable Account for purposes of determining the amount of variable annuity payments. On the Annuity Start Date, we use the adjusted Contract Value for each Variable Account to purchase annuity units at the annuity unit value for that Variable Account. The number of annuity units in each Variable Account then remains fixed unless an exchange of annuity units is made as described below. Each Variable Account has a separate annuity unit value that changes each Business Day in substantially the same way as does the value of an accumulation unit of a Variable Account.

     We determine the dollar value of each variable annuity payment after the first by multiplying the number of annuity units of a particular Variable Account by the annuity unit value for that Variable Account on the Business Day immediately preceding the date of each payment. If the net investment return of the Variable Account for a payment period equals the pro-rated portion of the 3.0% annual assumed investment rate, then the variable annuity payment for that Variable Account for that period will equal the payment for the prior period. If the net investment return exceeds an annualized rate of 3.0% for a payment period, then the payment for that period will be greater than the payment for the prior period. Similarly, if the return for a period falls short of an annualized rate of 3.0%, then the payment for that period will be less than the payment for the prior period.

Assumed Investment Rate

     The discussion concerning the amount of variable annuity payments which follows this section is based on an assumed investment rate of 3.0% per year. Under the Contract, the you may choose an assumed interest rate of 3.0%, 4.0% or 5.0% at the time you select a variable payout plan. We use the assumed investment rate to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT OR ANY VARIABLE ACCOUNT.

Amount of Variable Annuity Payments

     The amount of the first variable annuity payment to a payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable annuity payment as of the Annuity Start Date, the annuity payout plan option selected, and the Annuitant's age and sex (if applicable). The Contracts contain tables indicating the dollar amount of the first annuity payment under each annuity payment option for each $1,000 applied at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an assumed investment rate of 3.0% per year.

     The portion of the first monthly variable annuity payment derived from a Variable Account is divided by the annuity unit value for that Variable Account (calculated as of the date of the first monthly payment). The number of such units remain fixed during the annuity period, assuming that the Annuitant makes no exchanges of annuity units for annuity units of another Variable Account or to provide a fixed annuity payment.

     In any subsequent month, for any Contract, we determine the dollar amount of the variable annuity payment derived from each Variable Account by multiplying the number of annuity units of that Variable Account attributable to that Contract by the value of such annuity unit at the end of the valuation period immediately preceding the date of such payment.

     The annuity unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Variable Account(s) supporting the variable annuity payments, less an adjustment to neutralize the 3.0% assumed investment rate referred to above. Therefore, the dollar amount of variable annuity payments after the first will vary with the amount by which the net investment return of the appropriate Variable Accounts is greater or less than 3.0% per year. For example, for a Contract using only one Variable Account to generate variable annuity payments, if that Variable Account has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, then the first annuity payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Annuity Payments" in the Prospectus.)

Annuity Unit Value

     We calculate the value of an annuity unit at the same time that we calculate the value of an accumulation unit and we base it on the same values for fund shares and other assets and liabilities. (See "Separate Account Value" in the Prospectus.) The annuity unit value for each Variable Account's first valuation period was set at $100. We calculate the annuity unit value for a Variable Account for each subsequent valuation period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

     (1)  is the accumulation unit value for the current valuation period;

     (2) is the accumulation unit value for the immediately preceding valuation period;

     (3) is the annuity unit value for the immediately preceding valuation period; and

     (4) is a special factor designed to compensate for the assumed investment rate of 3.0% built into the table used to compute the first variable annuity payment.

     The following illustrations show, by use of hypothetical examples, the method of determining the annuity unit value and the amount of several variable annuity payments based on one Variable Account.

                Illustration of Calculation of Annuity Unit Value


1.   Accumulation unit value for current
        valuation period (1/1/02).......................................$11.15
2.   Accumulation unit value for immediately
        preceding valuation period (12/1/01)............................$11.10
3.   Annuity unit value for immediately preceding
        valuation period (12/1/01).....................................$105.00
4.   Factor to compensate for the assumed
        investment rate of 3.0%.........................................0.9975
5.   Annuity unit value of current valuation
        period (1/1/02) ((1) / (2)) x (3) x (4)......................$105.2093


                    Illustration of Variable Annuity Payments


Annuity Start Date:  1/1/02


1.   Number of accumulation units at Annuity Start Date.................10,000
2.   Accumulation unit value .........................................$11.1500
3.   Adjusted Contract Value (1)x(2)..................................$111,500
4.   First monthly annuity payment per $1,000
        of adj. Contract Value...........................................$5.89
5.   First monthly annuity payment (3)x(4) / 1,000 ....................$656.74
6.   Annuity unit value  $105.2093
7.   Number of annuity units (5)/(6)....................................6.2422
8.   Assume annuity unit value for second month equal to.............$105.3000
9.   Second monthly annuity payment (7)x(8)............................$657.30
10.  Assume annuity unit value for third month equal to..............$104.9000
11.  Third monthly annuity payment (7)x(10)............................$654.81

                Addition, Deletion or Substitution of Investments

     IL Annuity may substitute, eliminate, or combine shares of another portfolio for shares already purchased or to be purchased in the future. No substitution, elimination or combination of shares will take place without the prior approval of the SEC. In the event of any such substitution or change, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our separate accounts, Variable Accounts may be combined or eliminated, or the assets may be transferred to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

     We will continue to pay a Living Benefit under the Visionary Choice Contract and a Maturity Benefit under the Visionary Contract on Premium Payments allocated to an Eligible Variable Account if: the portfolio underlying an Eligible Variable Account changes its investment objective; we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the Separate Account; or shares of a portfolio underlying an Eligible Variable Account are no longer available for investment by the Separate Account and we are forced to redeem all shares of the portfolio held by the Eligible Variable Account. (See the Prospectus for your Contract.)

Resolving Material Conflicts


     The portfolios currently sell shares to registered separate accounts of insurance companies other than IL Annuity to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the portfolios to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the portfolios. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests in owning a Contract whose Contract Value is allocated to the Separate Account and of persons owning Contracts whose Contract Values are allocated to one or more other separate accounts investing in any one of the portfolios. There is also the possibility that a material conflict may arise between the interests of Contract Owners generally, or certain classes of Contract Owners, and participating qualified retirement plans or participants in such retirement plans.

     We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, each management of the portfolios will monitor events related to their portfolio in order to identify any material irreconcilable conflicts that might possibly arise as a result of such portfolio offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various unaffiliated insurance companies.

     In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate portfolio would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the Separate Account's investment in such portfolios, as appropriate. (See the individual portfolio prospectuses for greater detail.)


                     Termination of Participation Agreements

     The participation agreements pursuant to which the Funds sell their shares to the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

The Alger American Fund. This agreement provides for termination:

o    on six months' advance written notice by any party;

o at IL Annuity's option if shares of any Portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law;

o at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (the "Code");

o at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

o at the option of The Alger American Fund (the "Fund") or Fred Alger & Company, Inc. (the "Distributor"), upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

o by IL Annuity upon a determination that either the Fund or the Distributor has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

o by the Fund or the Distributor if the Contracts cease to qualify as annuity contracts or endowment contracts under the Code or if the Contracts are not registered, issued or sold in accordance with state and/or federal law; or

o on 180 days written notice upon a determination by any party that a material irreconcilable conflict exists.

Fidelity Variable Insurance Products Fund and Fund II. These agreements provide for termination:

o    on six months' advance written notice by any party;

o at IL Annuity's option if shares of any portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law;

o at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Code;

o at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

o at the option of either the Fidelity Variable Insurance Products Fund or the Fidelity Variable Insurance Products Fund II (each, the "Fund") or Fidelity Distributors Corporation (the "Underwriter") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

o by IL Annuity upon a determination that either Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; or

o by Fund or the Underwriter if IL Annuity provides written notice of its intent to use another investment company as a funding vehicle for the Contracts.

First Eagle SoGen Variable Funds, Inc. This agreement shall continue in full force and effect until the first to occur of:

o termination by any party, for any reason with respect to the portfolio, by 120 days advance written notice delivered to the other parties; or

o termination by IL Annuity by written notice to the First Eagle SoGen Variable Funds, Inc. ("First Eagle SoGen Fund") and Societe Generale Securities Corporation (the "Underwriter") based upon IL Annuity's determination that the portfolio's shares are not reasonably available to meet the requirements of the Contracts; or

o termination by IL Annuity by written notice to the First Eagle SoGen Fund and its Underwriter in the event the portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts; or

o termination by the First Eagle SoGen Fund or its Underwriter in the event that certain formal administrative proceedings are instituted against IL Annuity by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body; or

o termination by IL Annuity in the event that certain formal administrative proceedings are instituted against the First Eagle SoGen Fund or Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; or

o termination by IL Annuity by written notice to the First Eagle SoGen Fund and its Underwriter in the event that the portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the
     Section 817(h) diversification requirements of the Code; or

o termination by the First Eagle SoGen Fund or its Underwriter by written notice to IL Annuity in the event that the Contracts fail to meet certain qualifications; or

o termination by either the First Eagle SoGen Fund or its Underwriter by written notice to IL Annuity if either one or both of the First Eagle SoGen Fund or its Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that IL Annuity has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of the Participation Agreement or is the subject of material adverse publicity; or

o termination by IL Annuity by written notice to the First Eagle SoGen Fund and its Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the First Eagle SoGen Fund, its Adviser, or its Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this agreement or is the subject of material adverse publicity; or

o termination by IL Annuity upon any substitution of the shares of another investment company or series thereof for shares of the portfolio in accordance with the terms of the Contracts; or

o termination by any party in the event that the First Eagle SoGen Fund's Board of Directors determines that a material irreconcilable conflict exists.

OCC Accumulation Trust. This agreement provides for termination:

o    on six months' advance written notice by any party;

o at IL Annuity's option if shares of any portfolio are not reasonably available to meet the requirements of the Contracts;

o at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Code;

o at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

o at the option of the OCC Accumulation Trust (the "Fund") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

o by IL Annuity upon a determination that the Fund has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

o by the Fund or IL Annuity if IL Annuity receives necessary regulatory approvals to substitute shares of another investment company as a funding vehicle for the Contracts;

o    by the Fund upon institution of certain proceedings against IL Annuity;

o at IL Annuity's option upon institution of certain administrative proceedings against the Fund or the Underwriter;

o by the Fund or IL Annuity upon a determination that certain irreconcilable conflicts exist; or

o at the option of the Fund or IL Annuity, upon the other party's material breach of any provision in the Participation Agreement.

Royce Capital Fund. This agreement provides for termination:

o at the option of IL Annuity or the Royce Capital Fund (the "Fund") upon 180 days' notice;

o at the option of IL Annuity, if the Fund shares are not reasonably available to meet the requirements of the Contracts;

o at the option of IL Annuity, upon the institution of certain formal proceedings against the Fund by the SEC, the National Association of Securities Dealers, Inc. ("NASD"), or any other regulatory body;

o at the option of Royce & Associates, Inc. (the "Advisor of the Fund") or the Fund, upon the institution of certain formal proceedings against IL Annuity by the SEC, the NASD or any other regulatory body;

o in the event the Fund's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts;

o at the option of the Adviser of the Fund or the Fund, if the Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code;

o at the option of IL Annuity, upon the Fund's unremedied breach of any material provision of this agreement;

o at the option of the Adviser of the Fund or the Fund, upon IL Annuity's unremedied breach of any material provision of this agreement;

o at the option of the Adviser of the Fund or the Fund, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law;

o in the event this agreement is assigned without the prior written consent of IL Annuity and the Fund.

SAFECO Resource Series Trust. This agreement shall terminate as to the sale and issuance of new Contracts:

o at the option of either IL Annuity or the SAFECO Resources Series Trust (the "Trust"), upon 180 days' advance written notice to the other;

o at the option of IL Annuity, upon ten days' advance written notice to the Trust if shares of the portfolios are not available for any reason to meet the requirements of the Contracts as determined by IL Annuity;

o at the option of IL Annuity, upon the institution of certain formal proceedings against the Trust or Adviser by the SEC, NASD, or any other regulatory body;

o at the option of the Trust, upon the institution of certain formal proceedings against IL Annuity or the principal underwriter for the Contracts by the SEC, the NASD or any other regulatory body;

o in the event the Trust's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts;

o upon the receipt of any necessary regulatory approvals, or the requisite vote of Contract owners having an interest in the portfolios, to substitute for shares of the portfolios the shares of another investment company in accordance with the terms of the applicable Contracts;

o at the option of the Trust, if the Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code;

o at the option of IL Annuity, upon the Trust's unremedied breach of any material provision of this agreement;

o at the option of the Trust, upon IL Annuity's unremedied breach of any material provision of this agreement;

o at the option of the Trust, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law;

o in the event this agreement is assigned without the prior written consent of IL Annuity, the Trust or Adviser.

T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price International Series, Inc. These agreements provide for termination:

o    on six months' advance written notice by any party;

o at IL Annuity's option if shares of any portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law;

o at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Code;

o at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

o    at the option of either the T. Rowe Price Fixed Income Series, Inc. or the
     T. Rowe Price International Series, Inc. (each, the "Fund") or T. Rowe Price Investment Services, Inc. (the "Underwriter") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

o by IL Annuity upon a determination that either Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

o by Fund or the Underwriter if IL Annuity provides written notice of its intent to use another investment company as a funding vehicle for the Contracts;

o by Fund or the Underwriter upon institution of certain proceedings against IL Annuity; or

o at IL Annuity's option upon institution of certain administrative proceedings against either Fund or the Underwriter.

Van Eck Worldwide Insurance Trust. This agreement provides for termination:

o    on six months' advance written notice by any party;

o at IL Annuity's option if shares of any portfolio are not reasonably available to meet the requirements of the Contracts or are not registered, issued or sold in accordance with applicable state and/or federal law;

o at IL Annuity's option if any portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Code;

o at IL Annuity's option if any portfolio fails to meet certain diversification requirements of the Code;

o at the option of the Van Eck Worldwide Insurance Trust (the "Trust") or Van Eck Associates Corporation (the "Adviser") upon a determination that IL Annuity has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

o by IL Annuity upon a determination that either the Trust or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity;

o by IL Annuity, the Adviser or the Trust, upon institution of certain proceedings against the broker-dealers marketing the Contracts, the Adviser or the Trust;

o upon a decision by IL Annuity to substitute the Trust's shares with the shares of another investment company; or

o    upon assignment of the Agreement.

Neuberger Berman Advisers Management Trust. This agreement provides for termination:

o at the option of either IL Annuity or the Neuberger Berman Advisers Management Trust ("Trust"), upon 180 days' notice;

o at the option of IL Annuity, upon ten days' notice, if the Trust shares are not reasonably available to meet the requirements of the Contracts;

o at the option of IL Annuity, upon the institution of certain formal proceedings against the Trust by the SEC or any other regulatory body;

o at the option of the Trust, upon the institution of certain formal proceedings against IL Annuity by the SEC, NASD, or any other regulatory body;

o in the event the Trust's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts;

o at the option of the Trust, if the Contracts cease to qualify, or if the Trust reasonably believes that the Contracts may fail to qualify, as annuity contracts or life insurance contracts, as applicable, under the Code;

o at the option of IL Annuity, upon ten days' written notice to the Trust upon the Trust's unremedied breach of any material provision of this agreement;

o at the option of the Trust, upon ten days' written notice to IL Annuity upon the IL Annuity's unremedied breach of any material provision of this agreement;

o at the option of the Trust, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law;

o in the event this agreement is assigned without the prior written consent of IL Annuity, the Trust, Managers Trust and N&B Management.

PIMCO Variable Insurance Trust. This agreement shall continue in full force and effect until the first to occur of:

o termination by any party, for any reason with respect to some or all of the portfolios, by three (3) months advance written notice delivered to the other parties;

o termination by IL Annuity by written notice to the PIMCO Variable Insurance Trust (the "Fund") and PIMCO Funds Distributors LLC (the "Underwriter") based upon IL Annuity's determination that the portfolio's shares are not reasonably available to meet the requirements of the Contracts; or

o termination by IL Annuity by written notice to the Fund and the Underwriter in the event the portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts; or

o termination by the Fund or Underwriter in the event that certain formal administrative proceedings are instituted against IL Annuity by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body; or

o termination by IL Annuity in the event that certain formal administrative proceedings are instituted against the Fund or Underwriter by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body; or

o termination by IL Annuity by written notice to the Fund and the Underwriter in the event that any portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements of the Code; or

o termination by the Fund or Underwriter by written notice to IL Annuity in the event that the Contracts fail to meet certain qualifications; or

o termination by either the Fund or the Underwriter by written notice to IL Annuity if either one or both of the Fund and the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that IL Annuity has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of the Participation Agreement or is the subject of material adverse publicity; or

o termination by IL Annuity by written notice to the Fund and the Underwriter, if IL Annuity shall determine, in its sole judgment exercised in good faith, that the Fund, Adviser, or the Underwriter has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of the Participation Agreement or is the subject of material adverse publicity; or

o termination by the Fund or the Underwriter by written notice to IL Annuity, if IL Annuity gives the Fund and Underwriter 45 days' written notice of its intention to make other investment vehicles available under the Contracts, and at the time notice was given there was no notice of termination outstanding; or

o termination by IL Annuity upon any substitution of the shares of another investment company or series thereof for shares of the portfolio in accordance with the terms of the Contracts, provided that IL Annuity give at least 45 days' prior written notice to the Trust and Underwriter of the date of substitution; or

o termination by any party in the event that the Trust's Board of Trustees determines that a material irreconcilable conflict exists.

                                  Voting Rights

     We determine the number of votes you may cast by dividing your Contract Value in a Variable Account by the net asset value per share of the Portfolio in which that Variable Account invests. For each Annuitant, we determine the number of votes attributable to a Variable Account by dividing the liability for future variable annuity payments to be paid from that Variable Account by the net asset value per share of the portfolio in which that Variable Account invests. We calculate this liability for future payments on the basis of the mortality assumptions. We use your selected assumed investment rate in determining the number of annuity units of that Variable Account credited to the Annuitant's Contract and annuity unit value of that Variable Account on the date that we determine the number of votes. As we make variable annuity payments to the Annuitant, the liability for future payments decreases as does the number of votes.

     We determine the number of votes available to you or an Annuitant as of the date coincident with the date that the Fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio's shareholders. We will solicit voting instructions by written communication prior to such meeting in accordance with the Fund's established procedures.

                          Safekeeping of Account Assets

     We hold the title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the Variable Accounts.

     An insurance company blanket bond covers our officers and employees. Lloyd's issues the blanket bond to Indianapolis Life Insurance Company and its various subsidiaries. Our bond is in the amount of twenty-five million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.


                                  Service Fees


     We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation may range up to 0.25% and is based on the value of portfolio shares held for the Contracts. We may also receive a portion of the 12b-1 fees and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.


                          Distribution of the Contracts


     IL Securities, Inc. ("IL Securities"), P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208, acts as a distributor for the Contracts. IL Securities is our affiliate and is a wholly-owned subsidiary of Indianapolis Life. IL Securities is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc.


     The Contracts are offered in a select qualified plan market. No other new Contracts are offered. However, IL Annuity continues to accept new premium on, process transfers for, and provide administration for existing Contracts. Agents who sell the Contracts are licensed by applicable state insurance authorities to sell the Contracts and are registered representatives of IL Securities or broker-dealers having selling agreements with IL Securities and IL Annuity.

     We pay sales commissions to unaffiliated broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 7.2% of the premium payments. Other commissions of up to 1.25% may also be paid. The entire amount of the sales commission is passed through IL Securities to compensate it for certain distribution expenses.broker-dealers who sell the Contracts. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances.

     We may also pay up to 2.50% of premium payments to IL Securities to compensate it for certain distribution expenses. IL Securities' operating and other expenses are paid for by Indianapolis Life. IL Securities receives Rule 12b-1 fees and service fees assessed against certain portfolio shares held for the Contracts as compensation for providing shareholder support services. IL Securities will also receive additional compensation from some portfolios based on the value of the portfolio shares held for the Contracts in exchange for providing distribution and support services to the portfolios.

     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other incentives or payments, are not charged directly to Contract owners of the Separate Account.

     IL Securities received and retained $ 1,119,305.76 in underwriting commissions during the fiscal year 2001, $1,489,369 in underwriting commissions during the fiscal year 2000, and $1,169,543 in underwriting commissions during the fiscal year 1999.

                                  Legal Matters


     Michael H. Miller, Esq., General Counsel, IL Annuity and Insurance Company, has passed upon all matters relating to Kansas law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


                                     Experts


     The balance sheets of IL Annuity and Insurance Company as of December 31, 2001 and 2000 and the related statements of income, shareholder's equity and cash flows for the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and the years ended December 31, 2000 and 1999, and the statements of assets and liabilities of IL Annuity and Insurance Co. Separate Account 1 as of December 31, 2001, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The principal business address for Ernst & Young, LLP, is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309.


                                Other Information

     We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

                              Financial Statements

FINANCIAL STATEMENTS

IL Annuity and Insurance Company Separate Account 1

Year ended December 31, 2001
with Report of Independent Auditors

               IL Annuity and Insurance Company Separate Account 1

                              Financial Statements

                          Year ended December 31, 2001

                                    CONTENTS

Report of Independent Auditors................................................1

Audited Financial Statements

Statements of Assets and Liabilities..........................................2
Statements of Operations......................................................4
Statements of Changes in Net Assets...........................................6
Notes to Financial Statements.................................................8

                         Report of Independent Auditors

Contract Holders of IL Annuity and Insurance Company Separate Account 1
   and
Board of Directors of IL Annuity and Insurance Company

We have audited the accompanying statements of assets and liabilities of IL Annuity and Insurance Company Separate Account 1 (the Account), comprising the Alger American MidCap Growth, Alger Small Capitalization, Fidelity Asset Manager, Fidelity Contrafund, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Investment Grade Bond, Fidelity Money Market, OCC Managed, OCC Small Cap, T. Rowe Price International Stock, T. Rowe Price Limited-Term Bond, Van Eck Hard Assets, SAFECO Equity, SAFECO Growth Opportunities, Royce Micro-Cap, First Eagle SoGen Overseas Variable, AMT MidCap Growth, AMT Socially Responsive, PIMCO High Yield Bond, PIMCO Real Return Bond, and PIMCO StocksPLUS Growth and Income Portfolios, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the IL Annuity and Insurance Company Separate Account 1 at December 31, 2001, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP



Des Moines, Iowa
March 22, 2002

              IL Annuity and Insurance Company Separate Account I

                      Statements of Assets and Liabilities

                                December 31, 2001

                                       ALGER AMERICAN                    FIDELITY
                                           MIDCAP        ALGER SMALL       ASSET         FIDELITY        FIDELITY         FIDELITY
                                           GROWTH      CAPITALIZATION     MANAGER       CONTRAFUND     EQUITY INCOME       GROWTH
                                         PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                     -----------------------------------------------------------------------------------------------

ASSETS:
  Investments, at value               $ 25,010,997     $  8,990,732    $ 10,943,429    $ 35,991,279     $ 23,284,244    $ 38,223,735

  Receivable from (payable to) IL
  Annuity and Insurance Company              2,761           58,285          19,266           2,195           (6,072)          4,121
                                     -----------------------------------------------------------------------------------------------

NET ASSETS IN ACCUMULATION PERIOD     $ 25,013,758     $  9,049,017    $ 10,962,695    $ 35,993,474     $ 23,278,172    $ 38,227,856
                                     -----------------------------------------------------------------------------------------------

Unit value                            $     20.335     $      8.794    $     15.662    $     18.550     $     17.476    $     17.592
                                     -----------------------------------------------------------------------------------------------

Units outstanding                        1,230,084        1,028,999         699,955       1,940,349        1,332,008       2,173,025
                                     -----------------------------------------------------------------------------------------------

Shares of mutual funds owned             1,415,450          543,247         754,199       1,787,942        1,023,483       1,137,273
                                     -----------------------------------------------------------------------------------------------

Investments, at cost                  $ 35,531,778     $ 16,638,761    $ 12,453,455    $ 42,343,694     $ 24,816,480    $ 52,374,809
                                     -----------------------------------------------------------------------------------------------


See accompanying notes.



                                                         FIDELITY
                                        FIDELITY        INVESTMENT    FIDELITY MONEY          OCC            OCC
                                          INDEX         GRADE BOND        MARKET            MANAGED       SMALL CAP
                                      500 PORTFOLIO     PORTFOLIO       PORTFOLIO          PORTFOLIO      PORTFOLIO
                                     ----------------------------------------------------------------------------------

ASSETS:
  Investments, at value               $ 58,195,904     $ 9,694,598     $ 14,076,795      $ 17,590,016     $ 8,828,815

  Receivable from (payable to) IL
  Annuity and Insurance Company             14,666          (3,527)         (15,903)           13,712          18,155
                                    ----------------------------------------------------------------------------------

NET ASSETS IN ACCUMULATION PERIOD     $ 58,210,570     $ 9,691,071     $ 14,060,892      $ 17,603,728     $ 8,846,970
                                    ----------------------------------------------------------------------------------

Unit value                            $     19.430     $    13.775     $     12.650      $     16.825     $    19.321
                                    ----------------------------------------------------------------------------------

Units outstanding                        2,995,912         703,526        1,111,533         1,046,284         457,894
                                    ----------------------------------------------------------------------------------

Shares of mutual funds owned               447,420         750,356       14,076,795           438,108         273,677
                                    ----------------------------------------------------------------------------------

Investments, at cost                  $ 63,979,018     $ 9,197,910     $ 14,076,795      $ 17,992,809     $ 7,385,804
                                    ----------------------------------------------------------------------------------


See accompanying notes.


               IL Annuity and Insurance Company Separate Account 1

                                December 31, 2001




                                       T. ROWE PRICE    T. ROWE PRICE     VAN ECK        SAFECO     SAFECO GROWTH      ROYCE
                                       INTERNATIONAL    LIMITED-TERM    HARD ASSETS      EQUITY     OPPORTUNITIES    MICRO CAP
                                      STOCK PORTFOLIO  BOND PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                     ------------------------------------------------------------------------------------------

ASSETS:
  Investments, at value               $ 10,486,669      $ 5,628,439    $ 2,859,118   $ 11,721,871   $ 19,900,512   $ 9,499,549

  Receivable from (payable to)
    IL Annuity and Insurance Company        (2,392)          (5,634)         2,007          1,317         21,690       (52,728)
                                     ------------------------------------------------------------------------------------------

NET ASSETS IN ACCUMULATION PERIOD     $ 10,484,277      $ 5,622,805    $ 2,861,125   $ 11,723,188   $ 19,922,202   $ 9,446,821
                                     ------------------------------------------------------------------------------------------

Unit value                            $     11.182      $    13.176    $     9.443   $     10.946   $     12.611   $    21.161
                                     ------------------------------------------------------------------------------------------

Units outstanding                          937,603          426,746        302,989      1,071,002      1,579,748       446,426
                                     ------------------------------------------------------------------------------------------

Shares of mutual funds owned               914,269        1,112,340        267,457        474,570        909,114     1,055,505
                                     ------------------------------------------------------------------------------------------

Investments, at cost                  $ 14,234,192      $ 5,484,740    $ 3,019,402   $ 14,295,832   $ 18,890,746   $ 7,166,205
                                     ------------------------------------------------------------------------------------------


See accompanying notes.




                                        FIRST EAGLE                                                          PIMCO STOCKS
                                      SOGEN OVERSEAS   AMT MIDCAP   AMT SOCIALLY   PIMCO HIGH    PIMCO REAL  PLUS GROWTH
                                        VARIABLE         GROWTH      RESPONSIVE    YIELD BOND   RETURN BOND   AND INCOME
                                        PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                     ------------------------------------------------------------------------------------

ASSETS:
  Investments, at value               $ 8,925,436     $ 2,604,135   $ 1,503,978    $ 727,148    $ 2,929,525   $ 768,320

  Receivable from (payable to)
    IL Annuity and Insurance Company          (67)          9,006            55       (1,180)          (675)         81
                                     ------------------------------------------------------------------------------------

NET ASSETS IN ACCUMULATION PERIOD     $ 8,925,369     $ 2,613,141   $ 1,504,033    $ 725,968    $ 2,928,850   $ 768,401
                                     ------------------------------------------------------------------------------------

Unit value                            $    15.047     $     5.523   $    10.502    $   9.946    $    12.040   $   8.619
                                     ------------------------------------------------------------------------------------

Units outstanding                         593,166         473,138       143,214       72,991        243,260      89,152
                                     ------------------------------------------------------------------------------------

Shares of mutual funds owned              678,225         153,727       139,516       92,278        277,417      82,173
                                     ------------------------------------------------------------------------------------

Investments, at cost                  $ 9,544,376     $ 3,125,069   $ 1,492,603    $ 739,753    $ 3,009,800   $ 818,046
                                     ------------------------------------------------------------------------------------


See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                            Statements of Operations

                          Year ended December 31, 2001



                                             ALGER
                                            AMERICAN
                                             MIDCAP       ALGER SMALL     FIDELITY        FIDELITY      FIDELITY       FIDELITY
                                             GROWTH      CAPITALIZATION  ASSET MANAGER   CONTRAFUND   EQUITY INCOME     GROWTH
                                           PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -----------------------------------------------------------------------------------------

Income:
   Dividends                               $        -    $      4,825    $  480,258    $    306,148    $    413,315  $     33,556
Expenses:
   Mortality and expense and
   administration charges                     359,192         142,998       166,377         557,028         357,177       615,436
                                           ---------------------------------------------------------------------------------------
Net investment income (loss)                 (359,192)       (138,173)      313,881        (250,880)         56,138      (581,880)

Realized gain (loss) on investments:
   Net realized gain (loss) on sale
     of fund shares                        (1,025,130)     (3,153,320)     (485,790)       (183,821)         20,239    (1,419,114)

   Net realized gain distributions         10,086,114               -       180,097       1,080,521       1,161,217     3,154,253
                                           ---------------------------------------------------------------------------------------
Net realized gain (loss) on investments     9,060,984      (3,153,320)     (305,693)        896,700       1,181,456     1,735,139

Net change in unrealized appreciation/
   depreciation on investments            (10,806,077)       (613,381)     (687,533)     (6,398,164)     (2,870,163)  (10,515,372)
                                         -----------------------------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations             $ (2,104,285)  $  (3,904,874)   $ (679,345)   $ (5,752,344)   $ (1,632,569) $ (9,362,113)
                                         =========================================================================================


See accompanying notes.





                                                          FIDELITY
                                           FIDELITY      INVESTMENT      FIDELITY          OCC           OCC
                                           INDEX 500     GRADE BOND     MONEY MARKET      MANAGED      SMALL CAP
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
                                         -------------------------------------------------------------------------

Income:
   Dividends                             $    728,602     $ 503,408      $ 520,510     $    433,387    $  52,188
Expenses:
   Mortality and expense and
   administration charges                     915,132       149,207        192,265          273,850      107,460
                                         -------------------------------------------------------------------------
Net investment income (loss)                 (186,530)      354,201        328,245          159,537      (55,272)

Realized gain (loss) on investments:
   Net realized gain (loss) on sale
     of fund shares                           604,144        65,697              -           10,948      294,044

   Net realized gain distributions                  -             -              -                -      467,443
                                         -------------------------------------------------------------------------
Net realized gain (loss) on investments       604,144        65,697              -           10,948      761,487

Net change in unrealized appreciation/
   depreciation on investments             (9,671,799)      258,252              -       (1,361,442)    (226,177)
                                         -------------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations             $ (9,254,185)    $ 678,150      $ 328,245     $ (1,190,957)   $ 480,038
                                         =========================================================================


See accompanying notes.

              IL Annuity and Insurance Company Separate Account 1

                          Year ended December 31, 2001




                                            T. ROWE PRICE    T. ROWE PRICE     VAN ECK      SAFECO      SAFECO GROWTH      ROYCE
                                            INTERNATIONAL    LIMITED-TERM    HARD ASSETS    EQUITY      OPPORTUNITIES    MICRO-CAP
                                           STOCK PORTFOLIO  BOND PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                           -----------------------------------------------------------------------------------------

Income:
   Dividends                                $    267,045      $ 223,097      $  35,255   $     86,858    $    440,065   $         -
Expenses:
   Mortality and expense and
     adminstration charges                       171,893         71,188         44,483        189,133         266,417       108,273

                                          ------------------------------------------------------------------------------------------
Net investment income (loss)                      95,152        151,909         (9,228)      (102,275)        173,648      (108,273)

Realized gain (loss) on investments:
   Net realized gain (loss) on sale
   of fund shares                               (238,957)        21,394        (61,238)      (260,298)       (281,710)      374,223
   Net realized gain distributions                     -              -              -              -               -       140,413
                                          ------------------------------------------------------------------------------------------
Net realized gain (loss) on investments         (238,957)        21,394        (61,238)      (260,298)       (281,710)      514,636

Net change in unrealized appreciation/
   depreciation on investments                (3,015,147)        89,844       (325,783)    (1,151,283)      3,051,994     1,403,125
                                          ------------------------------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                $ (3,158,952)     $ 263,147      $(396,249)  $ (1,513,856)    $ 2,943,932   $ 1,809,488
                                          ==========================================================================================

See accompanying notes.



                                           FIRST EAGLE                                                                     PIMCO
                                             SOGEN          AMT                                                         STOCKSPLUS
                                            OVERSEAS      MIDCAP      AMT SOCIALLY       PIMCO             PIMCO        GROWTH AND
                                            VARIABLE      GROWTH       RESPONSIVE      HIGH YIELD       REAL RETURN       INCOME
                                           PORTFOLIO     PORTFOLIO     PORTFOLIO     BOND PORTFOLIO   BOND PORTFOLIO     PORTFOLIO
                                          ------------------------------------------------------------------------------------------

Income:
   Dividends                              $ 1,087,182    $        -      $     -        $ 48,859         $ 98,483       $  21,352
Expenses:
   Mortality and expense and
     adminstration charges                    130,547        36,977        6,187           8,826           25,812           6,572

                                          ------------------------------------------------------------------------------------------
Net investment income (loss)                  956,635       (36,977)      (6,187)         40,033           72,671          14,780

Realized gain (loss) on investments:
   Net realized gain (loss) on sale
   of fund shares                             193,661      (570,732)         (88)        (41,479)          35,884         (92,849)
   Net realized gain distributions                  -             -            -               -           34,429               -
                                          ------------------------------------------------------------------------------------------
Net realized gain (loss) on investments       193,661      (570,732)         (88)        (41,479)          70,313         (92,849)

Net change in unrealized appreciation/
   depreciation on investments               (663,241)     (125,291)       6,613          (5,227)         (88,338)         21,595
                                          ------------------------------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations              $   487,055    $ (733,000)     $   338        $ (6,673)        $ 54,646       $ (56,474)
                                          ==========================================================================================

See accompanying notes.

              IL Annuity and Insurance Company Separate Account 1

                      Statements of Changes in Net Assets



                                       AMERICAN        ALGER
                                        MIDCAP      ALGER SMALL    FIDELITY ASSET     FIDELITY     FIDELITY EQUITY     FIDELITY
                                        GROWTH    CAPITALIZATION      MANAGER        CONTRAFUND         INCOME          GROWTH
                                       PORTFOLIO     PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                    ------------------------------------------------------------------------------------------------

Net assets at January 1, 2000       $ 16,513,023   $ 11,818,642    $ 12,307,375     $ 39,716,547    $ 27,562,087    $ 41,937,360

Changes from 2000 operations:
    Net investment income (loss)        (328,301)      (201,974)        221,049         (459,602)        106,437        (664,077)
    Net realized gain (loss)
     on investments                    4,062,146      4,812,629         883,454        6,067,034       1,326,733       7,135,999
    Net change in unrealized
     appreciation
     (depreciation) on
     investments                      (2,721,306)    (9,604,010)     (1,768,437)      (9,141,565)         (7,133)    (13,456,411)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations      1,012,539     (4,993,355)       (663,934)      (3,534,133)      1,426,037      (6,984,489)
Contract transactions:
    Net increase from contract
     purchases                         6,170,675      4,251,031       2,030,251        7,415,887       2,582,279      11,942,129
    Net decrease from
     redemptions-withdrawals          (3,792,511)    (3,161,774)     (1,799,488)      (5,768,976)     (3,448,456)     (9,568,251)
    Net transfers between
     subaccounts                       5,697,370      4,554,797          96,016        5,034,617      (2,979,773)     11,473,166
    Contract maintenance charges          (3,883)        (2,337)         (2,295)          (7,538)         (4,000)         (8,787)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 contract transactions                 8,071,650      5,641,717         324,484        6,673,990      (3,849,950)     13,838,257
                                    ------------------------------------------------------------------------------------------------
Total increase (decrease) in           9,084,189        648,362        (339,450)       3,139,857      (2,423,913)      6,853,768
 net assets
                                    ------------------------------------------------------------------------------------------------
Net assets at December 31, 2000       25,597,211     12,467,004      11,967,925       42,856,404      25,138,174      48,791,128


CHANGES FROM 2001 OPERATIONS:
    NET INVESTMENT INCOME (LOSS)        (359,192)      (138,173)        313,881         (250,880)         56,138        (581,880)
    NET REALIZED GAIN (LOSS) ON
     INVESTMENTS                       9,060,984     (3,153,320)       (305,693)         896,700       1,181,456       1,735,139
    NET CHANGE IN UNREALIZED
     APPRECIATION/DEPRECIATION
     ON INVESTMENTS                  (10,806,077)      (613,381)       (687,533)      (6,398,164)     (2,870,163)    (10,515,372)
                                    ------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS                      (2,104,285)    (3,904,874)       (679,345)      (5,752,344)     (1,632,569)     (9,362,113)
CONTRACT TRANSACTIONS:
    NET INCREASE FROM CONTRACT
     PURCHASES                         2,483,980      1,060,448         798,974        3,250,787       2,866,016       3,376,009
    NET DECREASE FROM
     REDEMPTIONS-WITHDRAWALS          (3,723,067)    (2,725,084)     (2,457,850)      (6,675,376)     (4,858,697)     (7,314,067)
    NET TRANSFERS BETWEEN
     SUBACCOUNTS                       2,763,644      2,153,039       1,334,868        2,319,695       1,768,553       2,743,781
    CONTRACT MAINTENANCE CHARGES          (3,726)        (1,516)         (1,878)          (5,691)         (3,306)         (6,882)
                                    ------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CONTRACT
 TRANSACTIONS                          1,520,832        486,888        (325,886)      (1,110,586)       (227,434)     (1,201,159)
                                    ------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN            (583,453)    (3,417,987)     (1,005,230)      (6,862,930)     (1,860,002)    (10,563,272)
 NET ASSETS
                                    ------------------------------------------------------------------------------------------------
NET ASSETS AT DECEMBER 31, 2001     $ 25,013,758   $  9,049,017    $ 10,962,695     $ 35,993,474    $ 23,278,172    $ 38,227,856
                                    ================================================================================================

See accompanying notes.



                                                                   FIDELITY       FIDELITY
                                      FIDELITY      INVESTMENT       MONEY           OCC           OCC
                                      INDEX 500     GRADE BOND       MARKET        MANAGED      SMALL CAP
                                      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                    ------------------------------------------------------------------------

Net assets at January 1, 2000       $ 73,046,158   $ 8,961,615   $ 17,952,244   $ 21,823,128   $ 4,068,981

Changes from 2000 operations:
    Net investment income (loss)        (273,438)     (116,533)      (177,512)         7,246       (68,052)
    Net realized gain (loss)
     on investments                    2,981,297       468,193        778,946        801,130        33,816
    Net change in unrealized
     appreciation
     (depreciation) on
     investments                     (10,663,979)      424,262         (4,552)       547,184     1,891,043
                                    ------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations     (7,956,120)      775,922        596,882      1,355,560     1,856,807
Contract transactions:
    Net increase from contract
     purchases                        11,463,385       824,838     36,762,920      2,249,416       749,284
    Net decrease from
     redemptions-withdrawals         (10,816,160)   (1,277,002)   (11,764,955)    (2,408,786)     (884,042)
    Net transfers between
     subaccounts                       3,190,499      (563,672)   (31,991,805)    (3,552,003)    1,042,881
    Contract maintenance charges         (12,434)         (686)        (1,016)        (3,239)         (758)
                                    ------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 contract transactions                 3,825,290    (1,016,523)    (6,994,856)    (3,714,612)      907,365
                                    ------------------------------------------------------------------------
Total increase (decrease) in          (4,130,830)     (240,601)    (6,397,974)    (2,359,052)    2,764,172
 net assets
                                    ------------------------------------------------------------------------
Net assets at December 31, 2000       68,915,328     8,721,015     11,554,270     19,464,076     6,833,153


CHANGES FROM 2001 OPERATIONS:
    NET INVESTMENT INCOME (LOSS)        (186,530)      354,201        328,245        159,537       (55,272)
    NET REALIZED GAIN (LOSS) ON
     INVESTMENTS                         604,144        65,697              -         10,948       761,487
    NET CHANGE IN UNREALIZED
     APPRECIATION/DEPRECIATION
     ON INVESTMENTS                   (9,671,799)      258,252              -     (1,361,442)     (226,177)
                                    ------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS                      (9,254,185)      678,150        328,245     (1,190,957)      480,038
CONTRACT TRANSACTIONS:
    NET INCREASE FROM CONTRACT
     PURCHASES                         5,802,249     1,222,060     16,142,452      1,695,059       784,100
    NET DECREASE FROM
     REDEMPTIONS-WITHDRAWALS         (11,150,089)   (4,331,703)   (15,437,355)    (3,706,456)   (1,920,935)
    NET TRANSFERS BETWEEN
     SUBACCOUNTS                       3,906,151     3,402,675      1,474,390      1,344,677     2,671,489
    CONTRACT MAINTENANCE CHARGES          (8,885)       (1,125)        (1,110)        (2,671)         (874)
                                    ------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CONTRACT
 TRANSACTIONS                         (1,450,573)      291,906      2,178,377       (669,391)    1,533,780
                                    ------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN         (10,704,759)      970,056      2,506,622     (1,860,348)    2,013,818
 NET ASSETS
                                    ------------------------------------------------------------------------
NET ASSETS AT DECEMBER 31, 2001     $ 58,210,570   $ 9,691,071   $ 14,060,892   $ 17,603,728   $ 8,846,970
                                    ========================================================================

See accompanying notes.


               IL Annuity and Insurance Company Separate Account 1

                                                                                                         SAFECO
                                       T. ROWE PRICE   T. ROWE PRICE                       SAFECO        GROWTH
                                       INTERNATIONAL    LIMITED-TERM     VAN ECK HARD      EQUITY     OPPORTUNITIES   ROYCE MICRO-
                                      STOCK PORTFOLIO  BOND PORTFOLIO  ASSETS PORTFOLIO   PORTFOLIO     PORTFOLIO     CAP PORTFOLIO
                                    ------------------------------------------------------------------------------------------------

Net assets at January 1, 2000          $ 13,963,370      $ 4,499,910     $ 2,403,598    $ 17,125,340   $ 18,342,352    $ 3,656,401

Changes from 2000 operations:
     Net investment income (loss)          (115,192)         213,312         (12,786)       (109,322)     1,612,604        (65,827)
     Net realized gain (loss) on
      investments                           937,602          (98,391)       (106,757)        110,328       (527,796)       212,870
     Net change in unrealized
      appreciation (depreciation)
       on  investments                      195,732       (3,938,512)        419,142      (2,019,047)    (2,591,378)       593,478
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations        (3,116,102)         310,653         299,599      (2,018,041)    (1,506,570)       740,521
Contract transactions:
     Net increase from contract
      purchases                           2,449,196          474,794         165,954       2,252,323      2,325,518      1,263,804
     Net decrease from
      redemptions-withdrawals            (2,166,432)        (739,454)       (264,914)     (1,810,578)    (2,352,837)      (438,376)
     Net transfers between
      subaccounts                         3,130,954         (434,253)        731,784      (1,116,527)       397,151        511,410
     Contract maintenance charges            (1,757)            (573)           (780)         (2,573)        (3,758)          (880)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from contract
 transactions                             3,411,962         (699,485)        632,045        (677,355)       366,074      1,335,957
                                    ------------------------------------------------------------------------------------------------
Total increase (decrease) in net            295,860         (388,832)        931,644      (2,695,396)    (1,140,496)     2,076,478
 assets
                                    ------------------------------------------------------------------------------------------------
Net assets at December 31, 2000          14,259,230        4,111,078       3,335,242      14,429,944     17,201,856      5,732,879

CHANGES FROM 2001 OPERATIONS:
     NET INVESTMENT INCOME (LOSS)            95,152          151,909          (9,228)       (102,275)       173,648       (108,273)
     NET REALIZED GAIN (LOSS) ON
      INVESTMENTS                          (238,957)          21,394         (61,238)       (260,298)      (281,710)       514,636
     NET CHANGE IN UNREALIZED
      APPRECIATION/DEPRECIATION
      ON INVESTMENTS                     (3,015,147)          89,844        (325,783)     (1,151,283)     3,051,994      1,403,125
                                    ------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS
     RESULTING FROM OPERATIONS          (3,158,952)          263,147        (396,249)     (1,513,856)     2,943,932      1,809,488
CONTRACT TRANSACTIONS:
     NET INCREASE FROM CONTRACT
      PURCHASES                            943,180           510,497         150,959       1,181,444      1,154,962      1,548,827
     NET DECREASE FROM
      REDEMPTIONS-WITHDRAWALS           (2,532,826)         (982,420)       (212,869)     (2,392,267)    (3,281,399)    (1,252,828)
     NET TRANSFERS BETWEEN
      SUBACCOUNTS                          975,029         1,721,000         (15,383)         19,648      1,905,665      1,609,561
     CONTRACT MAINTENANCE CHARGES           (1,383)             (498)           (575)         (1,725)        (2,814)        (1,105)
                                    ------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CONTRACT
 TRANSACTIONS                             (616,001)        1,248,580         (77,868)     (1,192,900)      (223,586)     1,904,454
                                    ------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS                                 (3,774,953)        1,511,727        (474,117)     (2,706,756)     2,720,346      3,713,942
                                    ------------------------------------------------------------------------------------------------
NET ASSETS AT DECEMBER 31, 2001       $ 10,484,277       $ 5,622,805     $ 2,861,125    $ 11,723,188   $ 19,922,202    $ 9,446,821
                                    ================================================================================================

See accompanying notes.


                                                                                                                          PIMCO
                                                                                                                        STOCKSPLUS
                                         FIRST EAGLE                          AMT SOCIALLY  PIMCO HIGH   PIMCO REAL     GROWTH AND
                                        SOGEN OVERSEAS        AMT MIDCAP       RESPONSIVE   YIELD BOND   RETURN BOND      INCOME
                                      VARIABLE PORTFOLIO   GROWTH PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                    -----------------------------------------------------------------------------------------------

Net assets at January 1, 2000            $ 5,390,122        $        -        $        -      $      -    $       -     $        -

Changes from 2000 operations:
     Net investment income (loss)            536,255           (14,960)           (9,405)        5,061        8,153         14,352
     Net realized gain (loss) on
      investments                            480,796          (127,558)              188          (205)       2,411         19,434
     Net change in unrealized
      appreciation (depreciation)
       on  investments                      (619,306)         (208,371)         (250,930)     (195,839)       8,115        (72,606)
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from operations            397,745          (350,889)         (260,147)     (190,983)      18,679        (38,820)
Contract transactions:
     Net increase from contract
      purchases                            2,237,640         1,341,357            75,985        73,674      175,991        400,295
     Net decrease from
      redemptions-withdrawals             (1,244,667)         (478,887)          (16,730)       (4,182)      (3,329)      (177,389)
     Net transfers between
      subaccounts                          1,521,769         1,740,875           393,399       373,594      256,736        226,241
     Contract maintenance charges               (811)              (95)              (12)           (7)         (21)           (22)
                                    -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from contract
 transactions                               2,513,931        2,603,249           452,643       443,079      429,376        449,124
                                    -----------------------------------------------------------------------------------------------
Total increase (decrease) in net            2,911,676        2,252,360           192,496       252,096      448,055        410,304
 assets
                                    -----------------------------------------------------------------------------------------------
Net assets at December 31, 2000             8,301,798        2,252,360           192,496       252,096      448,055        410,304

CHANGES FROM 2001 OPERATIONS:
     NET INVESTMENT INCOME (LOSS)             956,635          (36,977)           (6,187)       40,033       72,671         14,780
     NET REALIZED GAIN (LOSS) ON
      INVESTMENTS                             193,661         (570,732)              (88)      (41,479)      70,313        (92,849)
     NET CHANGE IN UNREALIZED
      APPRECIATION/DEPRECIATION
      ON INVESTMENTS                         (663,241)        (125,291)            6,613       (5,227)      (88,338)        21,595
                                    -----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS
     RESULTING FROM OPERATIONS                487,055         (733,000)              338       (6,673)       54,646        (56,474)
CONTRACT TRANSACTIONS:
     NET INCREASE FROM CONTRACT
      PURCHASES                               897,908          756,518            57,700      339,851       713,973        104,626
     NET DECREASE FROM
      REDEMPTIONS-WITHDRAWALS              (1,173,756)        (561,473)          (22,921)    (382,401)     (900,578)      (192,152)
     NET TRANSFERS BETWEEN
      SUBACCOUNTS                             413,282          899,174         1,276,456      523,139     2,612,929        502,162
     CONTRACT MAINTENANCE CHARGES                (919)            (438)              (36)         (45)         (175)           (65)
                                    -----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CONTRACT
 TRANSACTIONS                                 136,515        1 ,093,781        1,311,200      480,544      2,426,149       414,571
                                    -----------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS                                       623,571           360,781        1,311,538      473,871      2,480,795       358,097
                                    -----------------------------------------------------------------------------------------------
NET ASSETS AT DECEMBER 31, 2001           $ 8,925,369       $ 2,613,141      $ 1,504,033    $ 725,968    $ 2,928,850     $ 768,401
                                    ===============================================================================================

See accompanying notes.

                                       7

               IL Annuity and Insurance Company Separate Account 1

                          Notes to Financial Statements

                                December 31, 2001

1. ACCOUNTING POLICIES

ORGANIZATION

IL Annuity and Insurance Company Separate Account 1 (the Account) is a segregated investment account of the IL Annuity and Insurance Company (the Company), an indirect majority owned subsidiary of Indianapolis Life Insurance Company (ILICo). During 2001, ILICo demutualized and became a wholly owned subsidiary of AmerUs Group Co. The Account was established under Massachusetts's law on November 1, 1994, commenced operations in November 1995 and is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

At the direction of eligible contract holders, the Account invests in 23 investment portfolios, which in turn, own shares of the following registered series mutual funds:

     Alger American Fund--MidCap Growth Portfolio, Small Capitalization
     Portfolio

     Fidelity Variable Insurance Products Fund and Fund II--Asset Manager Portfolio, Contrafund Portfolio, Equity Income Portfolio, Growth Portfolio, Index 500 Portfolio, Investment Grade Bond Portfolio, Money Market Portfolio

     Oppenheimer Capital Accumulation Trust--Managed Portfolio, Small Cap Portfolio

     T. Rowe Price International Series, Inc.--International Stock Portfolio

     T. Rowe Price Fixed Income Series, Inc.--Limited-Term Bond Portfolio

     Van Eck Worldwide Insurance Trust--Hard Assets Portfolio

     SAFECO Resource Series Trust--Equity Portfolio, Growth Opportunities Portfolio

     Royce Capital Fund--Micro-Cap Portfolio

               IL Annuity and Insurance Company Separate Account 1

1.   ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

     First Eagle SoGen Variable Funds, Inc.--Overseas Variable Portfolio

     Neuberger Berman Advisors Management Trust--MidCap Growth Portfolio, Socially Responsive Portfolio

     PIMCO Variable Insurance Trust--High Yield Bond Portfolio, Real Return Bond Portfolio and StocksPLUS Growth and Income Portfolio

Investments are stated at the closing net asset values per share on December 31.

Investment transactions are accounted for on a trade date basis and the cost of investments sold is determined by the average cost method.

DIVIDENDS

Dividends paid to the Account are automatically reinvested in shares of the funds on the payable date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

               IL Annuity and Insurance Company Separate Account 1

1.   ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATION

Certain amounts in the 2000 statement of changes in net assets have been reclassified to conform to the 2001 financial statement presentation.

2.   EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATE

Amounts are paid to the Company for mortality and expense guarantees at the rate of 0.003404% of the current value of the Account per day (1.25% on an annual basis). The Account also pays the Company for other expenses such as contract maintenance fees ($7.50 per contract at the end of each quarter) and asset-based administration fees (.15% on an annual basis).

Under these agreements, the Company is responsible for all sales, general and administrative expenses applicable to the Account.

A surrender charge is imposed in the event of full or partial surrender during the first nine complete contract years. The withdrawal charge is 7% in the first six complete contract years, decreasing to 6% in the seventh complete contract year, and then declining by 2% in each subsequent contract year, until it is zero in contract year ten.

A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer from and among subaccounts in any one policy year.

               IL Annuity and Insurance Company Separate Account 1

3.   PURCHASES AND SALES OF SECURITIES

The cost of investments purchased and the proceeds from investments sold were as follows for the year ended December 31, 2001:


                                                                         COST OF                PROCEEDS
                                                                        PURCHASES              FROM SALES
                                                                 -------------------    -------------------
       Alger American MidCap Growth Portfolio                     $      14,179,988      $      2,934,994
       Alger Small Capitalization Portfolio                               1,961,842             1,671,413
       Fidelity Asset Manager Portfolio                                   2,597,395             2,448,569
       Fidelity Contrafund Portfolio                                      5,149,888             5,433,027
       Fidelity Equity Income Portfolio                                   6,060,782             5,064,787
       Fidelity Growth Portfolio                                          7,553,883             6,186,791
       Fidelity Index 500 Portfolio                                       6,242,126             7,893,895
       Fidelity Investment Grade Bond Portfolio                           5,084,394             4,434,760
       Fidelity Money Market Portfolio                                   14,076,795            11,554,270
       OCC Managed Portfolio                                              2,955,887             3,479,453
       OCC Small Cap Portfolio                                            3,587,396             1,659,602
       T. Rowe Price International Stock Portfolio                        1,916,825             2,435,284
       T. Rowe Price Limited-Term Bond Portfolio                          2,847,749             1,441,627
       Van Eck Hard Assets Portfolio                                        481,304               570,408
       SAFECO Equity Portfolio                                              970,511             2,267,003
       SAFECO Growth Opportunities Portfolio                              2,888,994             2,960,622
       Royce Micro-Cap Portfolio                                          3,090,214             1,100,893
       First Eagle SoGen Overseas Variable Portfolio                      2,794,252             1,701,034
       AMT MidCap Growth Portfolio                                        2,153,039             1,105,241
       AMT Socially Responsive Portfolio                                  1,330,603                25,646
       PIMCO High Yield Bond Portfolio                                    1,550,594             1,028,836
       PIMCO Real Return Bond Portfolio                                   3,741,276             1,207,352
       PIMCO StocksPLUS Growth and Income Portfolio                         659,286               230,015

               IL Annuity and Insurance Company Separate Account 1

4.   SUMMARY OF UNIT TRANSACTIONS

                                                                                  YEAR ENDED DECEMBER 31
                                            ----------------------------------------------------------------------------------------
                                                                  2001                                          2000
                                            ----------------------------------------------------------------------------------------
                                                        UNITS                 AMOUNT                  UNITS              AMOUNT
                                            ----------------------------------------------------------------------------------------

ALGER AMERICAN MIDCAP
  GROWTH PORTFOLIO
    Contract purchases                                    580,403         $    11,475,953             1,016,442     $    23,288,882
    Redemptions-withdrawals                              (510,611)             (9,955,121)             (662,096)        (15,217,233)

ALGER SMALL CAPITALIZATION
  PORTFOLIO
    Contract purchases                                    674,267               6,422,847             1,070,508          17,703,433
    Redemptions-withdrawals                              (630,646)             (5,935,959)             (755,805)        (12,061,716)

FIDELITY ASSET MANAGER PORTFOLIO
    Contract purchases                                    386,416               6,090,014               567,201           9,180,465
    Redemptions-withdrawals                              (409,162)             (6,415,900)             (548,664)         (8,855,981)

FIDELITY CONTRAFUND PORTFOLIO
    Contract purchases                                    712,516              13,549,691             1,345,222          30,435,415
    Redemptions-withdrawals                              (771,438)            (14,660,277)           (1,052,207)        (23,761,425)

FIDELITY EQUITY INCOME PORTFOLIO
    Contract purchases                                    726,926              13,040,938             1,032,583          16,815,655
    Redemptions-withdrawals                              (761,027)            (13,268,372)           (1,264,961)        (20,665,605)

FIDELITY GROWTH PORTFOLIO
    Contract purchases                                    817,470              15,320,937             1,886,792          47,831,145
    Redemptions-withdrawals                              (896,724)            (16,522,096)           (1,334,053)        (33,992,888)

FIDELITY INDEX 500 PORTFOLIO
    Contract purchases                                  1,069,179              21,777,345             1,788,274          44,446,213
    Redemptions-withdrawals                            (1,147,512)            (23,227,918)           (1,628,648)        (40,620,923)

FIDELITY INVESTMENT GRADE
  BOND PORTFOLIO
    Contract purchases                                    843,403              11,106,843               679,511           7,405,968
    Redemptions-withdrawals                              (817,026)            (10,814,937)             (765,571)         (8,422,490)

FIDELITY MONEY MARKET PORTFOLIO
    Contract purchases                                  2,619,603              32,743,164             4,953,832          59,467,537
    Redemptions-withdrawals                            (2,445,840)            (30,564,787)           (5,543,913)        (66,462,393)

OCC MANAGED PORTFOLIO
    Contract purchases                                    459,503               7,982,256               835,154          13,624,918
    Redemptions-withdrawals                              (497,992)             (8,651,647)           (1,066,772)        (17,339,530)

               IL Annuity and Insurance Company Separate Account 1

4. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)


                                                                                  YEAR ENDED DECEMBER 31
                                            ----------------------------------------------------------------------------------------
                                                                   2001                                          2000
                                            ----------------------------------------------------------------------------------------
                                                        UNITS                 AMOUNT                  UNITS              AMOUNT
                                            ----------------------------------------------------------------------------------------


OCC SMALL CAP PORTFOLIO
    Contract purchases                                    363,458         $     6,367,159               476,947     $     6,891,392
    Redemptions-withdrawals                              (283,358)             (4,833,379)             (419,041)         (5,984,027)

T. ROWE PRICE INTERNATIONAL
  STOCK PORTFOLIO
    Contract purchases                                    575,775               7,274,094               851,809          14,160,827
    Redemptions-withdrawals                              (616,306)             (7,890,095)             (649,806)        (10,748,865)

T. ROWE PRICE LIMITED-TERM
  BOND PORTFOLIO
    Contract purchases                                    301,115               3,882,160               309,217           3,602,430
    Redemptions-withdrawals                              (208,143)             (2,633,580)             (369,138)         (4,301,915)

VAN ECK HARD ASSETS
   PORTFOLIO
    Contract purchases                                     68,218                 684,463               181,658           1,836,296
    Redemptions-withdrawals                               (77,138)               (762,331)             (116,702)         (1,204,251)

SAFECO EQUITY PORTFOLIO
    Contract purchases                                    370,324               4,249,690               532,747           7,110,934
    Redemptions-withdrawals                              (477,278)             (5,442,590)             (584,707)         (7,788,289)

SAFECO GROWTH OPPORTUNITIES
   PORTFOLIO
    Contract purchases                                    791,188               8,569,201             1,268,939          14,510,396
    Redemptions-withdrawals                              (813,997)             (8,792,787)           (1,247,618)        (14,144,322)

 ROYCE MICRO-CAP
   PORTFOLIO
    Contract purchases                                    294,202               5,201,222               298,132           4,293,065
    Redemptions-withdrawals                              (194,300)             (3,296,768)             (210,012)         (2,957,108)

FIRST EAGLE SOGEN OVERSEAS
 VARIABLE PORTFOLIO
    Contract purchases                                    233,330               3,341,812               677,046          10,023,256
    Redemptions-withdrawals                              (224,756)             (3,205,297)             (497,940)         (7,509,325)

               IL Annuity and Insurance Company Separate Account 1

4. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)


                                                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------------------------------------------------------------
                                                                   2001                                          2000
                                            ----------------------------------------------------------------------------------------
                                                        UNITS                 AMOUNT                  UNITS              AMOUNT
                                            ----------------------------------------------------------------------------------------


AMT MIDCAP GROWTH
 PORTFOLIO
    Contract purchases                                    435,638         $     2,756,318               421,698     $     3,368,762
    Redemptions-withdrawals                              (265,522)             (1,662,537)             (118,676)           (765,513)

AMT SOCIALLY RESPONSIVE
 PORTFOLIO
    Contract purchases                                    128,459               1,337,815                18,974             729,857
    Redemptions-withdrawals                                (2,493)                (26,615)               (1,546)           (277,214)

PIMCO HIGH YIELD BOND
 PORTFOLIO
    Contract purchases                                    160,197               1,599,005                29,808             479,699
    Redemptions-withdrawals                              (112,790)             (1,118,461)               (4,225)            (36,620)

PIMCO REAL RETURN BOND
 PORTFOLIO
    Contract purchases                                    325,443               3,883,927                52,093             553,861
    Redemptions-withdrawals                              (122,422)             (1,457,778)              (11,855)           (124,485)

PIMCO STOCKSPLUS GROWTH
 AND INCOME PORTFOLIO
    Contract purchases                                     78,725                 683,789                61,020             662,338
    Redemptions-withdrawals                               (31,148)               (269,218)              (19,445)           (213,214)

               IL Annuity and Insurance Company Separate Account 1

5.  UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, investment income and total return for the year ended December 31, 2001 follows:


                                    ALGER
                                  AMERICAN
                                   MIDCAP        ALGER SMALL     FIDELITY ASSET      FIDELITY      FIDELITY EQUITY
                                   GROWTH      CAPITALIZATION       MANAGER         CONTRAFUND          INCOME
                                  PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Income as a percentage of
  average net assets (1)             0.00%           0.05%            4.30%            0.82%             1.72%
                                 ===================================================================================================

Expenses as a percentage of
  average net assets (2)             1.40%           1.40%            1.40%            1.40%             1.40%
                                 ===================================================================================================

Total return (3)                    -7.82%         -30.49%           -5.42%          -13.46%            -6.28%
                                 ===================================================================================================


                                                                    FIDELITY         FIDELITY
                                 FIDELITY                         INVESTMENT          MONEY              OCC
                                  GROWTH      FIDELITY INDEX      GRADE BOND          MARKET           MANAGED          OCC SMALL
                                 PORTFOLIO    500 PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO       CAP PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
Income as a percentage of
  Average Net Assets (1)            0.08%            1.19%            4.96%            4.00%             2.35%             0.71%
                                 ===================================================================================================

Expenses as a percentage of
  average net assets (2)            1.40%            1.40%            1.40%            1.40%             1.40%             1.40%
                                 ===================================================================================================

Total return (3)                  -18.79%          -13.32%            6.96%            2.67%            -6.23%             6.83%
                                 ===================================================================================================

15

               IL Annuity and Insurance Company Separate Account 1

5.  UNIT VALUES (CONTINUED)




                                         T. ROWE PRICE                                                   SAFECO
                                        INTERNATIONAL    T. ROWE PRICE      VAN ECK       SAFECO         GROWTH
                                             STOCK         LIMITED-TERM    HARD ASSETS    EQUITY     OPPORTUNITIES     ROYCE MICRO-
                                           PORTFOLIO     BOND PORTFOLIO    PORTFOLIO    PORTFOLIO       PORTFOLIO      CAP PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
Income as a percentage of
  average net assets (1)                       2.31%            4.62%         1.16%        0.69%           2.46%            0.00%
                                       =============================================================================================

Expenses as a percentage of
  average net assets (2)                       1.40%            1.40%         1.40%        1.40%           1.40%            1.40%
                                       =============================================================================================

Total return (3)                             -23.30%            6.97%       -11.69%      -10.64%          17.49%           27.91%
                                       =============================================================================================



                                            FIRST
                                            EAGLE                                                                         PIMCO
                                            SOGEN              AMT              AMT        PIMCO          PIMCO         STOCKSPLUS
                                          OVERSEAS            MIDCAP         SOCIALLY    HIGH YIELD    REAL RETURN      GROWTH AND
                                           VARIABLE           GROWTH        RESPONSIVE      BOND          BOND            INCOME
                                          PORTFOLIO         PORTFOLIO        PORTFOLIO   PORTFOLIO      PORTFOLIO        PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
Income as a percentage of
  average net assets (1)                      12.31%            0.00%         0.00%        7.94%           5.57%            4.74%
                                       =============================================================================================

Expenses as a percentage of
  average net assets (2)                       1.40%            1.40%         1.40%        1.40%           1.40%            1.40%
                                       =============================================================================================

Total return (3)                               5.96%          -25.70%        -4.92%        0.93%           8.13%          -12.67%

                                       =============================================================================================


(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

               IL Annuity and Insurance Company Separate Account 1

6.   SUBSEQUENT EVENT

Effective January 1, 2002, the Company has elected to terminate sales efforts of the individual variable annuity contracts underlying the Account. As a result, these variable annuity contracts are no longer available to new contract holders. Existing contract holders may continue to allocate purchase payments or transfers into the Account.

FINANCIAL STATEMENTS AND SCHEDULES

IL Annuity and Insurance Company
Periods From January 1, 2001 Through May 18, 2001 and May 19, 2001 Through December 31, 2001, and Years Ended December 31, 2000 and 1999

                        IL Annuity and Insurance Company

                       Financial Statements and Schedules

   Periods From January 1, 2001 Through May 18, 2001 and May 19, 2001 Through
          December 31, 2001, and Years Ended December 31, 2000 and 1999





                                    CONTENTS

Report of Independent Auditors.................................................1

Audited Financial Statements

Balance Sheets.................................................................2
Statements of Income...........................................................3
Statements of Shareholder's Equity.............................................4
Statements of Cash Flows.......................................................5
Notes to Financial Statements..................................................7

Report of Independent Auditors on Schedules...................................25

Audited Financial Statement Schedules

Schedule I - Summary of Investments Other Than Investments in
   Related Parties............................................................26
Schedule III - Supplementary Insurance Information............................27
Schedule IV - Reinsurance.....................................................28

                         Report of Independent Auditors

Board of Directors and Shareholder
IL Annuity and Insurance Company

We have audited the accompanying balance sheets of IL Annuity and Insurance Company as of December 31, 2001 and 2000, and the related statements of income, shareholder's equity, and cash flows for the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IL Annuity and Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and the years ended December 31, 2000 and 1999, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2001 the Company changed its method of accounting for derivative instruments.

                                                          /s/ Ernst & Young LLP
Des Moines, Iowa
January 31, 2002

                        IL Annuity and Insurance Company

                                 Balance Sheets

                                                                     POST-MERGER          PRE-MERGER
                                                                -------------------------------------------
                                                                               DECEMBER 31
                                                                        2001                 2000
                                                                -------------------------------------------
ASSETS
Investments:
   Fixed maturity securities:
     Available for sale, at fair value                                $  164,781,282       $2,560,089,096
     Trading, at fair value                                            2,021,518,903                    -
     Held to maturity, at amortized cost                                           -            7,315,316
   Equity securities:
     Available for sale, at fair value                                             -            2,108,000
     Trading, at fair value                                               12,012,735                    -
   Mortgage loans                                                         22,437,953           23,666,780
   Policy loans                                                              915,257              872,687
   Other invested assets                                                   3,962,379            6,849,329
   Short-term investments                                                  2,453,136                    -
   Cash and cash equivalents                                              47,243,505           44,411,933
                                                                -------------------------------------------
Total investments                                                      2,275,325,150

Accrued investment income                                                 21,093,767           25,029,596
Reinsurance recoverable                                                  147,700,772          118,234,839
Deferred acquisition costs                                                15,763,183           91,238,615
Receivables and other assets                                               3,277,397              299,470
Goodwill                                                                           -            1,514,971
Federal income taxes recoverable                                             259,066           17,338,753
Deferred tax assets, net                                                  33,792,049                    -
Separate account assets                                                  328,385,244          353,233,026
                                                                -------------------------------------------
Total assets                                                          $2,825,596,628       $3,252,202,411
                                                                ===========================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Future policy benefit reserves                                     $2,401,222,301       $2,718,527,474
   Other policyholder liabilities                                          2,140,255            3,889,443
   Accounts payable and other liabilities                                 28,704,528           49,627,672
   Amounts payable to affiliates                                             533,040              353,653
   Deferred tax liabilities, net                                                   -            2,657,410
   Separate account liabilities                                          328,385,244          353,233,026
                                                                -------------------------------------------
Total liabilities                                                     $2,760,985,368        3,128,288,678

Shareholder's equity:
   Common stock, $250 par value: authorized and issued -
     10,000 shares                                                         2,500,000            2,500,000
   Additional paid-in capital                                             62,790,182          111,662,659
   Accumulated other comprehensive income (loss)                             927,539              (50,829)
   Retained earnings (deficit)                                            (1,606,461)           9,801,903
                                                                -------------------------------------------
Total shareholder's equity                                                64,611,260          123,913,733
                                                                -------------------------------------------
Total liabilities and shareholder's equity                            $2,825,596,628       $3,252,202,411
                                                                ===========================================

See accompanying notes.

                        IL Annuity and Insurance Company

                              Statements of Income

                                        POST-MERGER                        PRE-MERGER
                                     ----------------------------------------------------------------------
                                           PERIOD
                                        MAY 19, 2001        PERIOD
                                           THROUGH         JANUARY 1,
                                        DECEMBER 31,     2001 THROUGH         YEAR ENDED DECEMBER 31
                                            2001         MAY 18, 2001         2000             1999
                                     ----------------------------------------------------------------------
REVENUE
Annuity fees and charges                $  8,270,219      $  9,023,263    $  12,733,979    $    6,707,380
Net investment income                     47,252,765        44,470,821      126,482,724       113,145,102
Net realized and unrealized gains
   (losses)                               (8,630,643)       (6,740,064)      12,982,744         3,924,199
                                     ----------------------------------------------------------------------
                                          46,892,341        46,754,020      152,199,447       123,776,681

EXPENSES
Policy benefits                           44,885,550        40,534,038      121,491,280       101,148,054
Underwriting, acquisition, and
   insurance expenses                      4,551,013         4,821,854       25,787,528        17,564,180
                                     ----------------------------------------------------------------------
Income (loss) before income tax           (2,544,222)        1,398,128        4,920,639         5,064,447
   expense (benefit)
Income tax expense (benefit)                (937,761)          450,742        1,013,201         1,617,107
                                     ----------------------------------------------------------------------
Net income (loss) before cumulative       (1,606,461)          947,386        3,907,438         3,447,340
   effect of change in accounting
   for derivatives

Cumulative effect of change in
   accounting for derivatives, net
   of tax                                          -          (900,957)               -                 -
                                     ----------------------------------------------------------------------
Net income (loss)                       $ (1,606,461)   $       46,429    $   3,907,438    $    3,447,340
                                     ======================================================================


See accompanying notes.

                        IL Annuity and Insurance Company

                       Statements of Shareholder's Equity

                                                               ACCUMULATED
                                                ADDITIONAL        OTHER        RETAINED
                                     COMMON      PAID-IN      COMPREHENSIVE    EARNINGS
                                     STOCK       CAPITAL      INCOME (LOSS)    (DEFICIT)       TOTAL
                                ---------------------------------------------------------------------------

                                                                PRE-MERGER
                                ---------------------------------------------------------------------------
Balance at January 1, 1999         $2,500,000  $  91,662,659   $   819,116     $ 2,447,125  $  97,428,900
   Net income                               -              -             -       3,447,340      3,447,340
   Change in net unrealized
     gains on available for
     sale securities                        -              -       747,835               -        747,835
                                                                                            ---------------
   Comprehensive income                                                                         4,195,175
   Capital contribution                     -     20,000,000             -               -     20,000,000
                                ---------------------------------------------------------------------------
Balance at December 31, 1999        2,500,000    111,662,659     1,566,951       5,894,465    121,624,075
   Net income                               -              -             -       3,907,438      3,907,438
   Change in net unrealized
     gains on available for
     sale securities                        -              -    (1,617,780)              -     (1,617,780)
                                                                                            ---------------
   Comprehensive income                                                                         2,289,658
                                ---------------------------------------------------------------------------
Balance at December 31, 2000        2,500,000    111,662,659       (50,829)      9,801,903    123,913,733
   Net income                               -              -             -          46,429         46,429
   Change in net unrealized
     gains on available for
     sale securities                        -              -       182,214               -        182,214
                                                                                            ---------------
   Comprehensive income                                                                           228,643
   Capital contribution from
     affiliate                              -     12,500,000             -               -     12,500,000
                                ---------------------------------------------------------------------------
Balance at May 18, 2001            $2,500,000   $124,162,659   $   131,385     $ 9,848,332   $136,642,376
                                ===========================================================================

                                                               POST-MERGER
                                ---------------------------------------------------------------------------

Balance at May 19, 2001            $2,500,000   $ 62,790,182   $         -     $         -  $  65,290,182
   Net loss                                 -              -             -      (1,606,461)    (1,606,461)
   Change in net unrealized
     gains on available for
     sale securities                        -              -       927,539               -        927,539
                                                                                            ---------------
   Comprehensive loss                                                                            (678,922)
                                ---------------------------------------------------------------------------
Balance at December 31, 2001       $2,500,000   $ 62,790,182   $   927,539     $(1,606,461)  $ 64,611,260
                                ===========================================================================


See accompanying notes.

                        IL Annuity and Insurance Company

                            Statements of Cash Flows

                                                 POST-MERGER                          PRE-MERGER
                                               ---------------------------------------------------------------------
                                                PERIOD MAY 19,      PERIOD
                                                2001 THROUGH    JANUARY 1, 2001
                                                 DECEMBER 31,       THROUGH
                                                     2001        MAY 18, 2001            2000              1999
                                               ---------------------------------------------------------------------
OPERATING ACTIVITIES
Net income (loss)                                 $ (1,606,461)  $      46,429    $    3,907,438    $    3,447,340
Adjustments to reconcile net income to net
   cash provided (used) by operating
   activities:
     Cumulative effect of change in
       accounting for derivatives                            -         900,957                 -                 -
     Amortization of goodwill                                -          41,481           109,516           109,516
     Net realized and unrealized losses
       (gains)                                       8,630,643       6,740,064       (12,982,744)       (3,924,199)
     Changes in operating assets and
       liabilities:
       Deferred acquisition costs                  (16,864,472)     (4,560,252)      (13,169,096)      (47,507,670)
       Amortization of deferred acquisition
         costs                                       1,101,289      (2,530,343)       18,157,495        10,186,513
       Policyowner assessments on universal
         life and annuities                         (7,874,468)     (6,184,251)       (3,929,245)       (1,393,275)
       Interest credited to policyowner
         accounts                                   18,341,213        (566,900)       24,550,803        13,520,495
       Liabilities for future policy benefits       57,499,003      44,189,521       (47,113,942)       14,883,095
       Policy, contract claims, and other
         policyowner funds                            (347,614)     (1,401,574)       24,794,075        13,450,257
       Accrued investment income                    (1,241,090)      5,176,919         9,753,933       (13,882,233)
       Reinsurance reserve credit                 (289,109,794)   (187,104,643)     (291,821,020)      754,196,433
       Trading fixed and equity securities         184,824,949     175,071,478                 -                 -
       Other assets and liabilities                 12,988,692       2,040,233       (10,290,350)      (15,100,911)
       Income taxes                                    464,788      16,181,955        (7,987,293)       (6,687,541)
                                               ---------------------------------------------------------------------
Net cash provided (used) by operating              (33,193,322)     48,041,074      (306,020,430)      721,297,820
   activities

INVESTING ACTIVITIES
Proceeds from sales, calls, or maturities:
   Fixed maturities                                 26,622,272       7,625,226     2,151,526,090       706,517,281
   Equity securities                                         -               -         8,442,447        20,784,905
   Mortgage loans                                      471,286         545,275         2,268,942         1,131,976
   Other invested assets                                     -               -         1,282,026                 -
Purchases:
   Fixed maturities                                (57,382,336)    (21,924,732)   (1,855,005,654)   (1,785,661,708)
   Equity securities                                         -               -       (14,094,174)      (21,068,735)
   Mortgage loans                                            -               -                 -        (2,000,000)
   Other invested assets                            (3,437,032)       (525,347)       (7,195,333)         (119,885)
Change in policy loans                                 555,376        (597,946)         (309,425)         (336,715)
                                               ---------------------------------------------------------------------
Net cash provided (used) by investing              (33,170,434)    (14,877,524)      286,914,919    (1,080,752,881)
   activities

                        IL Annuity and Insurance Company

                                                 POST-MERGER                          PRE-MERGER
                                               ---------------------------------------------------------------------
                                                PERIOD MAY 19,      PERIOD
                                                2001 THROUGH    JANUARY 1, 2001
                                                 DECEMBER 31,       THROUGH
                                                     2001        MAY 18, 2001            2000              1999
                                               ---------------------------------------------------------------------
FINANCING ACTIVITIES
Annuity deposits to policyowner accounts         $ 110,822,380    $ 56,520,327  $     57,008,492   $   318,871,677
Annuity withdrawals from policyowner accounts      (86,184,523)    (57,626,406)     (138,996,829)      (61,695,711)
Capital contribution                                         -      12,500,000                 -        20,000,000
                                               ---------------------------------------------------------------------
Net cash provided (used) by financing               24,637,857      11,393,921       (81,988,337)      277,175,966
   activities
                                               ---------------------------------------------------------------------
Net increase (decrease) in cash and short-term     (41,725,899)     44,557,471      (101,093,848)      (82,279,095)
   investments
Cash and cash equivalents at beginning of year      88,969,404      44,411,933       145,505,781       227,784,876
                                               ---------------------------------------------------------------------
Cash and cash equivalents at end of year         $  47,243,505    $ 88,969,404  $     44,411,933   $   145,505,781
                                               =====================================================================

See accompanying notes.

                          Annuity and Insurance Company

                          Notes to Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

On May 18, 2001, AmerUs Group Co. (AmerUs) completed its merger with Indianapolis Life Insurance Company (ILICO). ILICO owns all of the outstanding capital stock of The Indianapolis Life Group of Companies, Inc. (IL Group), which owns IL Annuity and Insurance Company (the Company). The Company was incorporated in the State of Massachusetts and is licensed to do business in forty-four states and the District of Columbia. Effective December 29, 2000, the Company was redomiciled from Massachusetts to Kansas.

For financial statement purposes, the merger was accounted for as a purchase effective May 18, 2001. The merger resulted in new bases of accounting reflecting estimated fair values of assets and liabilities at the purchase date. As a result, the Company's financial statements for the period subsequent to May 18, 2001 are presented on the Post-Merger new basis of accounting and periods before May 18, 2001 are presented on the Pre-Merger basis of accounting. The final allocation of the purchase price may differ from the amounts reflected at December 31, 2001. Although final amounts may differ, the financial statements as of December 31, 2001 reflect the Company's best estimate based on currently available information and the differences between the current and final allocations are not expected to be material.

As a result of the acquisition and as indicated in Note 10, the Company has ceased the issuance of new business. Primarily as a result of these actions and the underlying economics of the business purchased, none of the total purchase price for ILICO assigned to the Company of $65,290,182 was allocated to either goodwill or value of the inforce business acquired.

The Company offers flexible premium deferred annuity contracts, which may be offered in connection with retirement plans, variable annuity contracts and equity-indexed annuities. The Company also sells a small amount of universal life insurance, which is ceded entirely to Bankers Life Insurance Company of New York, another indirect wholly owned subsidiary of AmerUs. The premiums collected on variable annuity contracts are invested primarily in various mutual funds held in a Separate Account at the direction of the policyholders.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with Generally Accepted Accounting Principles (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all highly liquid debt instruments, which have original maturities of three months or less, and are stated at cost, which approximates fair value.

INVESTMENTS

Fixed maturity and equity securities, which may be sold to meet liquidity and other needs of the Company, are categorized as either available for sale or trading and are reported at fair value. Unrealized holding gains and losses are reported as a separate component of shareholder's equity for available for sale securities, while unrealized holding gains and losses are reported in operations for trading securities. Fixed maturity securities, which the Company has the positive intent and ability to hold to maturity, are categorized as held-to-maturity and are reported at amortized cost.

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of redeemable preferred stocks and equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

The carrying amounts for short-term investments are stated at their cost, which approximates their fair values.

Mortgage loans and policy loans are stated at aggregate unpaid balances less allowances for possible losses. At December 31, 2001 and 2000, respectively, the Company recorded allowances for uncollectible mortgage loans of $200,000 and $239,058.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other invested assets include amounts receivable from the sale of securities that have not settled and the fair value of call options used to hedge equity indexed annuity risks.

Realized gains and losses are included in earnings and are determined using the specific identification method. The carrying value of investments is reduced to its estimated fair value if a decline in fair value is considered other than temporary with such reduction charged to earnings.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS 137 and 138. SFAS 133 requires that all derivative instruments, including certain derivative instruments embedded in other contracts, be reported on the balance sheet at fair value. Accounting for gains and losses resulting from changes in the fair value of derivatives is dependent upon the use of the derivative and its qualification for special hedge accounting.

The Company uses call options to hedge options embedded in equity-indexed annuity products, which were first sold in the first quarter of 2001. The use of these financial instruments modifies the exposure of these risks with the intent to reduce the risk and variability to the Company. The call options are included in other invested assets on the balance sheet. The change in fair value of the call options is included in net realized and unrealized gains (losses) and the change in fair value of the embedded options is included in policy benefits in the statements of income.

DEFERRED ACQUISITION COSTS

Costs relating to the acquisition of annuity products, primarily commissions and certain costs of marketing, policy issuance and underwriting, which vary with and are directly related to the production of new business, are deferred and included in the deferred acquisition cost asset to the extent that such costs are recoverable from future policy related revenues. Deferred acquisition costs, with interest, are amortized over the lives of the policies in a relationship to the present value of estimated future gross profits, discounted using the interest rate credited to the policy.

GOODWILL

Goodwill represents the excess of the amount paid to acquire a company over the fair value of its net assets. The Company amortizes goodwill over a period of 20 years.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE POLICY BENEFIT RESERVES

Prior to January 1, 2001, future policy benefit reserves for fixed annuity products that credit policyholders interest based on a total return strategy included annuity policy account balances and net unrealized gains (losses) on available for sale securities allocated to such products but before applicable surrender charges. Effective January 1, 2001 with the adoption of SFAS 133, the Company redesignated certain of its investment securities allocated to this product as trading securities. Accordingly, the unrealized gains (losses) that were previously recorded as a component of future policy benefit reserves are recorded as net realized and unrealized gains (losses) on the statements of income. Correspondingly, effective January 1, 2001 with the adoption of SFAS 133, the Company has elected to measure the entire contract liability for such products at fair value with the resulting gain or loss recognized in the income statement as policy benefits (see Note 3).

See the Derivative Instruments and Hedging Activities section above for a description of the accounting policy for the future policy benefit reserves for embedded options in equity-indexed annuity account balances.

REINSURANCE

The Company enters into reinsurance agreements with other companies in the normal course of business. Premiums and expenses are reported net of reinsurance ceded. The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim.

THIRD-PARTY ADMINISTRATORS

The Company has contractual arrangements with third-party administrators to distribute and administer substantially all of the Company's business. One of the third-party administrators, Legacy Marketing Group, administers the majority of this business.

INCOME TAXES

The Company files a separate federal income tax return. Deferred income tax assets and liabilities are determined based on differences among the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the Separate Account are not included in the accompanying financial statements.

REVENUE RECOGNITION

Revenue for annuity products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances. Revenue is recognized when policy charges are due.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) includes all changes in shareholder's equity during a period except those resulting from investments by and distributions to shareholders. Other comprehensive income (loss) excludes net realized investment gains included in net income which merely represent transfers from unrealized to realized gains and losses.

The Company's reclassification adjustments for 2001 and 2000 are as follows:

                                                                          POST-MERGER
                                                     ------------------------------------------------------
                                                           GROSS          TAX EFFECT           NET
                                                     ------------------------------------------------------
   PERIOD MAY 19, 2001 THROUGH DECEMBER 31, 2001
   Unrealized holding gains arising during year           $1,549,306         $(542,257)      $1,007,049
   Reclassification adjustment for gains realized
     in net income                                          (122,323)           42,813          (79,510)
                                                     ------------------------------------------------------
   Change in net unrealized gains on available for
     sale securities                                      $1,426,983         $(499,444)      $  927,539
                                                     ======================================================

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                                          PRE-MERGER
                                                     ------------------------------------------------------
                                                           GROSS          TAX EFFECT           NET
                                                     ------------------------------------------------------
   PERIOD JANUARY 1, 2001 THROUGH MAY 18, 2001
   Unrealized holding gains arising during year          $   358,224      $   (125,378)     $   232,846
   Reclassification adjustment for gains realized
     in net income                                           (77,895)           27,263          (50,632)
                                                     ------------------------------------------------------
   Change in net unrealized gains on available for
     sale securities                                     $   280,329      $    (98,115)     $   182,214
                                                     ======================================================

                                                                          PRE-MERGER

                                                     ------------------------------------------------------
                                                           GROSS          TAX EFFECT           NET
                                                     ------------------------------------------------------
   YEAR ENDED DECEMBER 31, 2000
   Unrealized holding gains arising during year          $  30,484,382    $  (10,669,534)   $  19,814,848
   Reclassification adjustment for gains realized
     in net income                                         (40,714,948)       14,250,232      (26,464,716)
   Allocated to future policy benefit reserves               7,741,674        (2,709,586)       5,032,088
                                                     ------------------------------------------------------
   Change in net unrealized gains on available for
     sale securities                                     $  (2,488,892)   $      871,112    $  (1,617,780)
                                                     ======================================================

                                                                          PRE-MERGER
                                                     ------------------------------------------------------
                                                           GROSS          TAX EFFECT           NET
                                                     ------------------------------------------------------
   YEAR ENDED DECEMBER 31, 1999
   Unrealized holding gains arising during year          $ 125,041,085    $  (43,764,380)   $  81,276,705
   Reclassification adjustment for gains realized
     in net income                                          (9,989,582)        3,496,354       (6,493,228)
   Allocated to future policy benefit reserves            (113,900,988)       39,865,346      (74,035,642)
                                                     ------------------------------------------------------
   Change in net unrealized gains on available for
     sale securities                                     $   1,150,515    $     (402,680)   $     747,835
                                                     ======================================================

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EMERGING ACCOUNTING MATTERS

In July 2001, the Financial Accounting Standards Board issued SFAS 141, Business Combinations, and SFAS 142, Goodwill and Other Intangible Assets. SFAS 141 requires the purchase method of accounting be used for all business combinations initiated or completed after June 30, 2001. SFAS 141 also specifies criteria intangible assets acquired in a purchase method business acquisition must meet to be recognized apart from goodwill. SFAS 142 will require goodwill and intangible assets with indefinite useful lives to no longer be amortized but instead tested for impairment at least annually. In addition, a reassessment of useful lives and residual values of all intangible assets will be required. Any transitional impairment loss will be recognized as the cumulative effect of a change in accounting principle in the Company's statement of income as of January 1, 2002.

The Company does not anticipate a material impact to the financial statements as a result of adopting SFAS 141 and 142.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation

2. INVESTMENTS

The Company's investments at December 31, 2001 and 2000 classified as securities available for sale and securities held for trading purposes are summarized as follows:

                                                                   POST-MERGER
                                        -------------------------------------------------------------------
                                                                       2001
                                        -------------------------------------------------------------------
                                                                GROSS          GROSS
                                                             UNREALIZED     UNREALIZED
                                            AMORTIZED COST      GAINS          LOSSES         FAIR VALUE
                                        -------------------------------------------------------------------
   Available for sale:
     Fixed maturity securities:
       U.S. government and agencies      $     7,718,856     $    28,236    $   145,283     $   7,601,809
       Corporate                             140,404,381       2,270,723        952,133       141,722,971
       Asset backed securities                 5,263,535         113,501          1,523         5,375,513
       Mortgage-backed securities              9,967,527         139,599         26,137        10,080,989
                                        -------------------------------------------------------------------
                                         $   163,354,299     $ 2,552,059    $ 1,125,076     $ 164,781,282
                                        ===================================================================

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

                                                                   POST-MERGER
                                        -------------------------------------------------------------------
                                                                       2001
                                        -------------------------------------------------------------------
                                                                GROSS          GROSS
                                                             UNREALIZED     UNREALIZED
                                            AMORTIZED COST      GAINS          LOSSES         FAIR VALUE
                                        -------------------------------------------------------------------
   Trading:
     Equity securities:
       Preferred stock                   $    11,863,468    $    361,167   $    211,900   $    12,012,735
                                        ===================================================================
   Fixed maturity securities:
     U.S. government and agencies        $   232,999,215    $  2,809,588   $  1,768,290   $   234,040,513
     Corporate                             1,827,680,918      40,255,996     80,458,524     1,787,478,390
                                        -------------------------------------------------------------------
                                         $ 2,060,680,133    $ 43,065,584   $ 82,226,814   $ 2,021,518,903
                                        ===================================================================

                                                                    PRE-MERGER
                                        -------------------------------------------------------------------
                                                                       2000
                                        -------------------------------------------------------------------
   Available for sale:
     Fixed maturity securities:
       U.S. government and agencies      $   207,704,401    $  7,464,116   $     37,630   $   215,130,887
       Corporate                           2,346,626,649     156,772,269    172,114,509     2,331,284,409
       Asset backed securities                 6,578,191           3,267         45,689         6,535,769
       Mortgage-backed securities              7,021,323         116,708              -         7,138,031
                                        --------------------------------------------------------------------
                                           2,567,930,564     164,356,360    172,197,828     2,560,089,096

     Equity securities:
       Preferred stock                         2,086,405          21,595              -         2,108,000
                                        -------------------------------------------------------------------
                                           2,570,016,969     164,377,955    172,197,828     2,562,197,096
   Held to maturity:
     Corporate                                 6,356,622         212,744              -         6,569,366
     Mortgage-backed securities                  958,694          12,175              -           970,869
                                        -------------------------------------------------------------------
                                         $     7,315,316    $    224,919   $          -   $     7,540,235
                                        ===================================================================

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                   POST-MERGER
                                       --------------------------------------------------------------------
                                             AVAILABLE FOR SALE                      TRADING
                                       --------------------------------------------------------------------
                                         AMORTIZED
                                           COST         FAIR VALUE      AMORTIZED COST       FAIR VALUE
                                       --------------------------------------------------------------------
   Due in one year or less              $    303,925    $    308,416    $   40,093,376     $   36,647,596
   Due after one year through five
     years                                98,970,008     100,658,906       717,154,280        711,363,343
   Due after five years through ten
     years                                49,311,859      48,904,095       435,695,040        432,731,455
   Due after ten years                     4,800,980       4,828,877       867,737,437        840,776,509
   Mortgage-backed securities              9,967,527      10,080,988                 -                  -
                                       --------------------------------------------------------------------
                                        $163,354,299    $164,781,282    $2,060,680,133     $2,021,518,903
                                       =====================================================================

Major categories of investment income are summarized as follows:

                                             POST-MERGER                       PRE-MERGER
                                       --------------------------------------------------------------------
                                               MAY 19          JANUARY 1
                                              THROUGH          THROUGH
                                            DECEMBER 31,        MAY 18,
                                                2001             2001            2000            1999
                                       --------------------------------------------------------------------

   Fixed maturity securities                  $47,568,981     $45,236,722      $127,159,557    $106,476,584
   Equity securities                               (4,975)             (2)           91,131         104,402
   Mortgage loans                                 967,005         919,452         1,949,396       2,012,761
   Short term investments                       1,283,102       1,309,791         3,538,240       9,970,948
   Other                                          203,255       1,517,497         5,076,398       4,428,352
                                       --------------------------------------------------------------------
   Gross investment income                     50,017,368      48,983,460       137,814,722     122,993,047
   Less investment expenses                     2,764,603       4,512,639        11,331,998       9,847,945
                                       --------------------------------------------------------------------
   Net investment income                      $47,252,765     $44,470,821      $126,482,724    $113,145,102
                                       ====================================================================

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

Net realized and unrealized gains and losses on investments and provisions for loan losses are summarized as follows:

                                              POST-MERGER                      PRE-MERGER
                                           ------------------------------------------------------------------
                                                MAY 19          JANUARY 1
                                               THROUGH          THROUGH
                                             DECEMBER 31,        MAY 18,
                                                 2001             2001            2000            1999
                                           ------------------------------------------------------------------
   Securities available for sale:
     Fixed maturity securities:
       Gross realized gains                  $     53,850     $   421,019      $ 35,894,629   $ 5,751,332
       Gross realized losses                      (26,885)       (285,053)      (22,010,257)   (2,582,332)
     Equity securities:
       Gross realized gains                             -               -             4,250       931,455
       Gross realized losses                            -               -          (928,108)     (161,314)
   Other investments                                    -               -                 -       (13,206)
   Provision for loan losses                       37,287               -            22,230        (1,736)
   Realized/unrealized gains (losses)
     on option assets                            (820,373)              -                 -             -
   Realized/unrealized gains (losses)
     on securities available for sale            (756,121)        135,966        12,982,744     3,924,199
   Realized/unrealized losses on
     securities held for trading
     purposes                                  (7,874,522)     (6,876,030)                -             -
                                           ------------------------------------------------------------------
   Total                                      $(8,630,643)    $(6,740,064)      $12,982,744   $  3,924,199
                                           ==================================================================

Realized/unrealized losses on securities held for trading purposes set forth in the table above include losses of $7,876,525 (net of amounts attributed to reinsurance) related to trading securities the Company still owned at December 31, 2001.

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

A summary of the components of the net unrealized appreciation (depreciation) on available-for-sale invested assets carried at fair value and other components of accumulated other comprehensive income is as follows:

                                                             POST-MERGER              PRE-MERGER
                                                         --------------------------------------------------
                                                                MAY 19          JANUARY 1
                                                               THROUGH          THROUGH
                                                              DECEMBER 31,       MAY 18,
                                                                 2001             2001            2000
                                                         --------------------------------------------------
   Fixed maturity securities:
     Gross unrealized gains                                    $2,552,059      $209,565       $164,356,360
     Gross unrealized losses                                    1,125,076         7,434        172,197,828
                                                         --------------------------------------------------
                                                                1,426,983       202,131         (7,841,468)
   Gross unrealized gains on equity securities                          -             -             21,595

   Deferred income taxes                                          499,444        70,746         (2,736,956)
   Allocated to future policy benefit reserves                          -             -          5,032,088
                                                         --------------------------------------------------
                                                               $  927,539      $131,385       $     (50,829)
                                                         ==================================================

Proceeds from sales of available for sale securities for the periods May 19 through December 31, 2001; January 1 through May 18, 2001; and the years ended 2000 and 1999 were $26,622,272, $7,625,226, $2,112,679,637 and $689,155,096,
respectively. Gross gains of $654,670, $47,251, $165,095,068 and $26,998,917 and gross losses of $610,569, $158,913, $101,906,604 and $17,261,079 were realized for the periods May 19 through December 31, 2001; January 1 through May 18, 2001; and the years ended 2000 and 1999, respectively.

Held-to-maturity securities were transferred to available-for-sale effective May 18, 2001. The decision to transfer the securities was based on adopting a FAS 115 designation that is consistent with that followed by AmerUs affiliated companies. This change in designation was established on the date of the opening purchase GAAP balance sheet, May 19, 2001. The net carrying amount of securities transferred was $7,437,493 and the related net unrealized loss on the date of the transfer was $69.

Effective January 1, 2001, the Company transferred certain available-for-sale securities to the trading securities category and recorded a loss on the statements of income of $38,897,297 and $37,862,300 for the periods May 19 through December 31, 2001 and January 1 through May 18, 2001, respectively. Such losses were substantially offset by a related gain from the change in fair value of the contract liability for fixed annuity products that credit policyholder interest based on a total return strategy (see Note 3).

                        IL Annuity and Insurance Company

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Effective January 1, 2001, the Company adopted SFAS 133 (see Note 1). In accordance with the provisions of SFAS 133, the Company recorded a transition adjustment as of January 1, 2001 upon the adoption of the standard to recognize its derivative instruments at fair value resulting in a pre-tax reduction to income of $1,386,088 ($900,957 after-tax). The reduction to income, which is classified as a "cumulative effect of change in accounting for derivatives, net of tax" in the statements of income, is attributable to adjustments to record the benefit reserve liability for total return strategy fixed annuities at fair value.

Initially, upon adoption of the new derivative accounting requirements, and prospectively, on the date a derivative contract is entered into, the Company designates the derivative as either (1) a hedge of a recognized asset or liability or an unrecognized firm commitment (a fair value hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (a cash flow hedge), or (3) a natural hedging instrument whose change in fair value is recognized to act as an economic hedge against changes in the values of the hedged item and which does not meet the accounting hedge criteria for SFAS 133 (a natural hedge).

In the first quarter of 2001, the Company began selling equity indexed fixed annuity products. These products guarantee the return of principal to the customer and link the return to the policyholder to the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the NASDAQ
100. A portion of the premium from each customer is invested in investment grade fixed income securities to cover the minimum guaranteed value due the customer at the end of the term. A portion of the premium from the equity-indexed annuity product is used to purchase S&P 500 Index call options to hedge the growth in interest credited to the customer as a direct result of increases in the S&P 500 Index. The amounts to be paid or received pursuant to these agreements are accrued and recognized in income over the life of the agreements. Both call options held by the Company and the options embedded in the policy, which the Company has designated as a natural hedge, are valued at fair value. The change in fair value for the call options is included in net realized and unrealized gains (losses) and the change in fair value of the embedded options is included in policy benefits in the statements of income.

                        IL Annuity and Insurance Company

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

The Company has fixed annuity products that credit policyholders' interest based on a total return strategy. The policyholder may allocate their premium to different asset classes within the Company's general account assets to which the selected strategy are linked. The Company guarantees a minimum return of premium ranging from 2.5% to 3.5% interest per annum over the life of the contract. The Company is unable to reliably identify and measure the embedded derivative portion of these contracts due to the ability of policyholders to move assets between different asset classes throughout the life of the policy. As such, the Company has elected to measure the entire contract liability at fair value with the resulting gain or loss recognized in the income statement as policy benefits. As of January 1, 2001, the Company has designated all fixed maturities as trading securities that back the total return promised on these products. Any change in fair value of trading securities is recorded in the income statement to net realized and unrealized gains (losses). The Company has designated this arrangement as a natural hedge.

At December 31, 2001, the fair value of the call options used to hedge equity indexed annuity risk was $243,792, which is recorded in the balance sheet as an other invested asset. A loss of $820,373 from the change in fair value of these call options was recorded in the income statement as net realized and unrealized gains (losses) for the period from May 19 through December 31, 2001. No gain or loss was recorded for the period from and January 1 through May 18, 2001. In addition, the Company recognized unrealized losses from the change in fair value on the trading securities backing the total return strategy products of $5,275,918 for the period from May 19 through December 31, 2001 and $9,202,646 for the period from January 1 through May 18, 2001. Policyowner benefits included an offsetting adjustment from fair value changes in options embedded within the equity-indexed products and fair value changes on total return strategy annuity contracts that increased liabilities by $1,483,398 for the period May 19 through December 31, 2001 and decreased liabilities by $28,923 for the period January 1 through May 18, 2001.

Although the Company is exposed to credit loss in the event of noncompliance by counterparties from which call options are purchased, the credit standing of counterparties are monitored regularly. The amount of the exposure is equivalent to the fair value of the contracts. Collateral support documents are negotiated to further reduce this exposure when deemed necessary. The Company does not anticipate nonperformance by any of these counterparties.

                        IL Annuity and Insurance Company

4. INCOME TAXES

The effective income tax expense (benefit) on pre-tax income varies from the prevailing corporate federal income tax rate and is summarized as follows:

                                                     POST-MERGER                      PRE-MERGER
                                                 ----------------------------------------------------------
                                                       MAY 19          JANUARY 1
                                                      THROUGH          THROUGH
                                                    DECEMBER 31,        MAY 18,
                                                        2001             2001         2000         1999
                                                 ----------------------------------------------------------
   Income taxes at 35%                              $  (890,478)     $ 489,345   $ 1,722,224   $1,772,556
   Amortization of goodwill                                   -         14,518        38,331         (221)
   Dividends received deduction                         (47,571)       (60,472)     (741,932)    (187,000)
   Other, net                                               288          7,351        (5,422)      31,772
                                                 ----------------------------------------------------------
   Income tax expense (benefit)                     $  (937,761)     $ 450,742   $ 1,013,201   $1,617,107
                                                 ==========================================================

   Current taxes (benefit)                          $   342,818      $(396,894)  $(7,774,945)  $6,123,012
   Deferred taxes (benefit)                          (1,280,579)       847,636     8,788,146   (4,505,905)
                                                 ----------------------------------------------------------
   Total                                            $  (937,761)     $ 450,742   $ 1,013,201   $1,617,107
                                                 ==========================================================


Significant components of the deferred tax assets (liabilities) are summarized as follows:

                                                                             POST-MERGER       PRE-MERGER
                                                                         ----------------------------------
                                                                                2001              2000
                                                                         ----------------------------------
   Insurance reserves                                                       $ (6,367,361)    $ 37,110,113
   Unrealized depreciation of securities                                      13,154,743        2,736,956
   Investments                                                                25,274,837      (20,816,803)
   Deferred policy acquisition costs                                           6,522,006      (21,687,676)
   Change in accounting method                                                (6,454,676)               -
   Fixed assets                                                                 (787,500)               -
   Other                                                                       2,450,000                -
                                                                         ----------------------------------
   Net deferred tax assets (liabilities)                                    $ 33,792,049     $ (2,657,410)
                                                                         ==================================


The Company paid $200,000, $12,500,000 and $8,300,000 in federal income taxes for the period May 19 through December 31, 2001 and the years ended 2000 and 1999, respectively. No federal income taxes were paid during the period from January 1 to May 18, 2001. The Company recovered $1,600,000, $15,700,000 and $3,500,000 of federal income taxes for the periods May 19 through December 31, 2001, January 1 through May 18, 2001, and the year ended 2000, respectively. No federal income taxes were recovered during the year ended December 31, 1999.

                        IL Annuity and Insurance Company

5. REINSURANCE

The Company has entered into modified coinsurance cession agreements covering flexible premium deferred annuity policies distributed through Legacy Marketing Group (a third-party administrator), which represents the majority of the Company's business. Under such agreements, the Company cedes between 70% and 80% of such business. Future policy benefit reserves include reinsurance payable of $1,536,825,406 and $1,987,574,940 at December 31, 2001 and 2000, respectively.
Net realized capital gains are net of realized gains allocated to the reinsurer of $30,104,684, $20,294,020, $44,898,593 and $15,316,835 for the periods May 19 through December 31, 2001, January 1 through May 18, 2001, and for the years ended 2000 and 1999, respectively.

Effective January 1, 1999, the Company entered into a reinsurance cession agreement with Bankers Life Insurance Company of New York, another wholly owned subsidiary of IL Group, whereby the Company cedes 100% of its life insurance business. Premiums ceded were $4,393,032, $3,004,143, $6,951,926 and $3,068,541 during periods May 19 through December 31, 2001, January 1 through May 18, 2001, and for the years ended 2000 and 1999, respectively. Reinsurance recoveries (payments) aggregated $53,387,137, $(29,711,463), $101,200,170, and
$1,022,544,897 for the periods May 19 through December 31, 2001, January 1 through May 18, 2001, and for the years ended December 31, 2000 and 1999, respectively. Reserves ceded were $8,806,293 and $3,838,780 at December 31, 2001 and 2000, respectively.

6. CONTINGENCIES

The Company is involved in litigation and a party to regulatory proceedings arising in the ordinary course of business, including class action lawsuits. At this time, the Company does not believe that such litigation or proceedings will have a material adverse effect on the business or results of operations. In addition, the Company recently became aware of a dispute between the retrocessionaire and a reinsurer for a block of annuity business written by the Company. Based on currently available information, the Company does not believe that any such claim, if made against the Company, will have a material adverse effect on the results of operations.

                        IL Annuity and Insurance Company

7. STATUTORY ACCOUNTING PRACTICES

The Company's statutory financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Department of Insurance, which practices differ from GAAP, for purposes of filing with regulatory authorities. Kansas has adopted the National Association of Insurance Commissioners' statutory accounting practices as the basis of its statutory accounting practices. Statutory capital and surplus at December 31, 2001 and 2000 was $32,013,971 and $22,944,826, respectively. Statutory net income (loss) for 2001, 2000 and 1999 was $(7,556,402), $4,453,192 and $(10,970,330),
respectively.

Generally, the maximum amount of dividends which can be paid to its shareholder without prior approval of the Insurance Commissioner of the State of Kansas is 10% of statutory surplus at the prior year-end.

State insurance regulatory authorities impose minimum risk-based capital requirements on insurance enterprises that were developed by the NAIC. The formulas for determining the amount of risk-based capital (RBC) specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of investment and insurance risks. Regulatory compliance is determined by a ratio of the enterprise's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level RBC, as defined by NAIC. Enterprises below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. At December 31, 2001, the Company exceeds the authorized control level RBC requirements.

8. RELATED PARTY TRANSACTIONS

The Company was allocated expenses of $5,297,845, $4,291,122, $5,607,620 and $3,669,941 for various administrative services performed by ILICO, Bankers Life Insurance Company of New York and AmerUs Capital Management, affiliates of the Company, for the periods May 19 through December 31, 2001, January 1 through May 18, 2001, and for the years ended 2000 and 1999, respectively, in conjunction with expense allocation agreements.

                        IL Annuity and Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

   Policy loans, short-term investments, and cash and cash equivalents: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

   Fixed maturity and equity securities: Fair values of bonds and stocks are based on quoted market prices where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

   Mortgage loans: The fair value of mortgage loans was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

   Other invested assets: The fair value of the S&P 500 Index call options included in other invested assets is based on quoted market prices.

   Investment-type contracts: The fair value of deferred annuities is believed to approximate the cash surrender value.

                        IL Annuity and Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying amount and fair values of the Company's financial instruments at December 31 are as follows:


                                               POST-MERGER                          PRE-MERGER
                                    ------------------------------------------------------------------------
                                                   2001                                2000
                                    ------------------------------------------------------------------------
                                      CARRYING AMOUNT       FAIR VALUE      CARRYING AMOUNT     FAIR VALUE
                                    ------------------------------------------------------------------------
   Assets:
   Fixed maturity securities:
     Available for sale               $  164,781,282    $  164,781,282    $2,560,089,096     $2,560,089,096
     Held to maturity                              -                 -         7,315,316          7,540,235
     Trading                           2,021,518,903     2,021,518,903                 -                  -
   Equity securities - trading            12,012,735        12,012,735                 -                  -
   Equity securities - available

     for sale                                      -                 -         2,108,000          2,108,000
   Mortgage loans                         22,437,953        22,994,103        23,666,780         24,241,101
   Policy loans                              915,257           915,257           872,687            872,687
   Other invested assets                     243,792           689,796                 -                  -
   Short-term investments                  2,453,136         2,453,136                 -                  -
   Cash and cash equivalents              47,243,505        47,243,505        44,411,933         44,411,933

   LIABILITIES:

   Deferred annuities                  2,211,347,364     2,181,378,228     2,666,549,390      2,557,302,339

10. SUBSEQUENT EVENT

The Company has ceased the issuance of new business. Sales of its variable and fixed annuity business was ceased effective January 1, 2002 and March 1, 2002, respectively. In addition, the Company's parent, IL Group, was dissolved into its parent, ILICO, on March 5, 2002.

                   Report of Independent Auditors On Schedules

Board of Directors and Shareholder
IL Annuity and Insurance Company

We have audited the balance sheets of IL Annuity and Insurance Company as of December 31, 2001 and 2000, and the related statements of income, shareholder's equity, and cash flows for the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and the years ended December 31, 2000 and 1999 and have issued our report thereon dated January 31, 2002 (included elsewhere in this Registration Statement). Our audits also included the financial schedules listed in the Contents. These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein. As discussed in Note 1 to the financial statements, in 2001 the Company changed its method of accounting for derivative instruments.

Des Moines, Iowa
January 31, 2002

                        IL Annuity and Insurance Company

                    Schedule I - Summary of Investments Other
                       Than Investments in Related Parties

                                December 31, 2001

                                                                                         AMOUNT AT WHICH
                                                         AMORTIZED                         SHOWN IN THE
TYPE OF INVESTMENT                                        COST (1)       MARKET VALUE     BALANCE SHEET
-----------------------------------------------------------------------------------------------------------
Fixed maturities:
   Bonds:
     United States Government and government
       agencies and authorities                        $    10,191,202   $    10,048,248  $    10,048,248
     Public utilities  C
     Convertibles and bonds with warrants attached       1,363,152,785     1,363,152,785    1,363,152,785
     All other corporate bonds                             724,287,318       725,430,164      725,430,164
                                                     ------------------------------------------------------
Total fixed maturities                                   2,184,873,202     2,186,300,185    2,186,300,185

Equity securities:
   Common stocks:
     Industrial, miscellaneous, and all other                      178               178              178
     Non-redeemable preferred stocks                        12,012,557        12,012,557       12,012,557
                                                     ------------------------------------------------------
Total equity securities                                     12,012,735        12,012,735       12,012,735

Mortgage loans on real estate                               22,437,953                         22,437,953
Policy loans                                                   915,257                            915,257
Other long-term investments                                  3,962,379                          3,962,379
Short-term investments                                       2,453,136                          2,453,136
                                                     -------------------                -------------------
Total investments                                       $2,226,654,662                     $2,228,081,645
                                                     ===================                ===================

(1) On the basis of cost adjusted for repayments, amortization of premiums, and accrual of discounts and mark-to-market adjustments for trading account securities for fixed maturities, other long-term investments and short-term investments; original cost and mark-to-market adjustments for trading account securities for equity securities; and unpaid principal balance for mortgage loans on real estate and policy loans.

                        IL Annuity and Insurance Company

               Schedule III - Supplementary Insurance Information

                    For the Periods May 19, 2001 Through December 31, 2001 and
                      January 1, 2001 Through May 18, 2001 and for the Years Ended December 31, 2000 and 1999



                                      FUTURE POLICY                  OTHER
                         DEFERRED        BENEFITS,                   POLICY
                          POLICY      LOSSES, CLAIMS               CLAIMS AND
                       ACQUISITION       AND LOSS       UNEARNED    BENEFITS        PREMIUM
       SEGMENT        COSTS AND VOBA    EXPENSES (1)    PREMIUMS   PAYABLE (2)      REVENUE
------------------------------------------------------------------------------------------------
ANNUITIES
Period May 19, 2001
   through December
   31, 2001            $ 15,763,183    $2,400,522,301  $  -        $2,140,255     $   395,751
Period January 1,
   2001 through May
   18, 2001             102,514,214     2,609,293,291     -         2,487,869       2,839,012
Year ended December
   31, 2000              91,238,615     2,718,527,474     -         3,889,443       2,342,534
Year ended December
   31, 1999              96,227,014     3,148,322,264     -         2,050,967       1,303,333




                                          BENEFITS,     AMORTIZATION
                                           CLAIMS,      OF DEFERRED
                            NET          LOSSES AND       POLICY        OTHER
                         INVESTMENT      SETTLEMENT     ACQUISITION   OPERATING      PREMIUMS
       SEGMENT            INCOME          EXPENSES         COSTS       EXPENSES      WRITTEN
------------------------------------------------------------------------------------------------

ANNUITIES
Period May 19, 2001
   through December
   31, 2001            $ 47,252,765    $ 44,885,550    $1,101,289    $3,449,724        N/A
Period January 1,
   2001 through May
   18, 2001              44,470,821      40,534,038     1,654,661     3,167,193          -
Year ended December
   31, 2000             126,482,724     121,491,280    18,157,495     7,630,033        N/A
Year ended December
   31, 1999             113,145,102     101,148,054    10,186,153     7,378,027        N/A

(1)  Policy reserves, policyowner funds and dividends payable to policyowners.
(2)  Policy and contract claims.

                        IL Annuity and Insurance Company

                            Schedule IV - Reinsurance

              For the Years Ended December 31, 2001, 2000, and 1999

                                                                                                       PERCENTAGE
                                                             CEDED TO      ASSUMED FROM                 OF AMOUNT
                                                               OTHER          OTHER                     ASSUMED TO
                                            GROSS AMOUNT     COMPANIES      COMPANIES      NET AMOUNT      NET
                                          --------------------------------------------------------------------------
PERIOD MAY 19, 2001 THROUGH
   DECEMBER 31, 2001
Life insurance in force                      $181,899,000    $181,899,000      $  -         $        -     0.00%
                                          ==========================================================================

Premiums:
   Life insurance                            $  4,393,032    $  4,393,032      $  -         $        -     0.00%
   Annuities                                      850,103         454,352         -            395,751     0.00
   Other                                                -               -         -                  -     0.00
                                          --------------------------------------------------------------------------
Total premiums                               $  5,243,135    $  4,847,384      $  -         $  395,751     0.00%
                                          ==========================================================================

PERIOD JANUARY 1, 2001 THROUGH
   MAY 18, 2001

Life insurance in force                      $145,045,945    $145,045,945      $  -         $        -     0.00%
                                          ==========================================================================

Premiums:
   Life insurance                            $  3,004,143    $  3,004,143      $  -         $        -     0.00%
   Annuities                                    2,872,875          33,863         -          2,839,012     0.00
   Other                                                -               -         -                  -     0.00
                                          --------------------------------------------------------------------------
Total premiums                               $  5,877,018    $  3,038,006      $  -         $2,839,012     0.00%
                                          ==========================================================================

YEAR ENDED DECEMBER 31, 2000
Life insurance in force                      $129,152,000    $129,152,000      $  -         $        -     0.00%
                                          ==========================================================================

Premiums:
   Life insurance                            $  6,951,926    $  6,951,926      $  -         $        -     0.00%
   Annuities                                    5,539,155       3,196,621         -          2,342,534     0.00
   Other                                                -               -         -                  -     0.00
                                          --------------------------------------------------------------------------
Total premiums                               $ 12,491,081    $ 10,148,547      $  -         $2,342,534     0.00%
                                          ==========================================================================

YEAR ENDED DECEMBER 31, 1999
Life insurance in force                      $ 50,305,000    $ 50,305,000      $  -         $        -     0.00%
                                          ==========================================================================

Premiums:
   Life insurance                            $  3,068,541    $  3,068,541      $  -         $        -     0.00%
   Annuities                                    1,303,333               -         -          1,303,333     0.00
   Other                                                -               -         -                  -     0.00
                                          --------------------------------------------------------------------------
Total premiums                               $  4,371,874    $  3,068,540      $  -         $1,303,333     0.00%
                                          ==========================================================================

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A)                 FINANCIAL STATEMENTS
                    All required financial statements are included in Part B of this Registration Statement.

(B)                 EXHIBITS
     (1)  (a)       Certified resolution of the Board of Directors of IL
                    Annuity and Insurance Company (the "Company") authorizing
                    establishment of IL Annuity and Insurance Co. Separate
                    Account 1 (the "Separate Account").(3/)
          (b)       Resolution of the Board of Directors of the Company
                    authorizing redomestication of the Company to the state of
                    Kansas.(8/)
     (2)            Not applicable.
     (3)  (a)       Form of Distribution Agreement among the Company, the
                    Separate Account and IL Securities, Inc. ("IL
                    Securities").(3/)
          (b)       Form of Sales Agreement among the Company, IL Securities,
                    Inc. and a broker-dealer.(3/)
     (4)  (a) (i)   Form of Contract for the Visionary Flexible Premium
                    Deferred Variable Annuity.(4/)
              (ii)  Form of Contract for the Visionary Choice Flexible Premium
                    Deferred Variable Annuity.(7/)
          (b)       Form of Qualified Plan Endorsement, IRA Endorsement,
                    Endorsement for Qualified 403(b) Annuity, Unisex Rider,
                    Additional Waiver of Withdrawal Charge Rider -
                    Hospitalization, Additional Waiver of Withdrawal Charge
                    Rider - Terminal Illness, Additional Waiver of Withdrawal
                    Charge Rider - Long Term Care, Additional Waiver of
                    Withdrawal Charge Rider - Post Secondary Education.(4/)
          (c)       Form of Roth IRA Endorsement.(3/)
          (d)       Endorsement to Contract dated May 1997.(4/)
     (5)  (a)       Revised Form of Application for the Visionary Flexible
                    Premium Deferred Variable Annuity.(7/)
          (b)       Revised Form of Application for the Visionary Choice
                    Flexible Premium Deferred Variable Annuity.(7/)
     (6)  (a)       Articles of Incorporation of IL Annuity and Insurance
                    Company.(4/)
          (b)       By-Laws of IL Annuity and Insurance Company.(4/)
          (c)       Amended and Restated Articles of Incorporation of IL Annuity
                    and Insurance Company.(8/)
          (d)       By-Laws of IL Annuity and Insurance Company, as Amended and
                    Restated December 21, 2000.(8/)
     (7)            Not Applicable.
     (8)  (a)       Form of Participation Agreement among Fidelity Variable
                    Insurance Products Fund, Fidelity Distributors Corporation and IL Annuity and Insurance Company.(3/)

          (b)       Form of Participation Agreement among Fidelity Variable
                    Insurance Products Fund II, Fidelity Distributors
                    Corporation and IL Annuity and Insurance Company.(3/)
          (c)       Form of Participation Agreement among Van Eck Worlwide
                    Insurance Investment Trust, Van Eck Associates Corporation
                    and IL Annuity and Insurance Company.(3/)
          (d)       Form of Participation Agreement among T. Rowe Price
                    International Series, Inc., T. Rowe Price Investment
                    Services, Inc. and IL Annuity and Insurance Company.(3/)
          (e)       Form of Participation Agreement among T. Rowe Price Fixed
                    Income Series, Inc., T. Rowe Price Investment Services, Inc.
                    and IL Annuity and Insurance Company.(3/)
          (f)       Form of Participation Agreement among Quest for Value
                    Accumulation Trust, Quest for Value Distributors and IL
                    Annuity and Insurance Company.(3/)
          (g)       Form of Participation Agreement among The Alger American
                    Fund, Fred Alger & Company, Incorporated and IL Annuity and
                    Insurance Company.(3/)
          (h)       Form of Services Agreement between Financial Administration
                    Services, Inc. and IL Annuity and Insurance Company.(4)
          (i)       Participation Agreement among Royce Capital Fund, Royce &
                    Associates, Inc. and IL Annuity and Insurance Company.(2/)
          (j)       Trust Participation Agreement among SAFECO Resource Series
                    Trust, SAFECO Asset Management Company, and IL Annuity and
                    Insurance Company.(2/)
          (k)       Participation Agreement among SoGen Variable Funds, Inc.,
                    Societe Generale Securities Corporation, and IL Annuity and
                    Insurance Company.(2/)
          (l)       Form of Services Agreement between USA Administration
                    Services, Inc. and IL Annuity and Insurance Company.(2/)
          (m)       Amendment to Trust Participation Agreement among SAFECO
                    Resource Series Trust, SAFECO Asset Management Company, and
                    IL Annuity and Insurance Company.(5/)
          (n)       Fund Participation Agreement among Neuberger Berman Advisers
                    Management Trust, Advisers Managers Trust, Neuberger Berman
                    Management Inc. and IL Annuity and Insurance Company.(6/)
          (o)       Participation Agreement among IL Annuity and Insurance
                    Company, PIMCO Variable Insurance Trust, and PIMCO Funds
                    Distributors LLC.(6/)
          (p)       Amendment No. 1 to Third Party Administration Services
                    Agreement between IL Annuity and Insurance Company and USA
                    Administration Services, Inc.(6/)
     (9)            Opinion and Consent of Michael H. Miller, Esq.(9/)
     (10) (a)       Consent of Sutherland Asbill & Brennan LLP.(9/)
          (b)       Consent of Ernst & Young LLP.(9/)
     (11)           No financial statements will be omitted from Item 23.
     (12)           Not applicable.
     (13)           Schedule of Performance Computations.(2/)
     (14)           Not applicable.
     (15)           Powers of Attorney.(9/)

------------------------
(1/) Incorporated herein by reference to registrant's Post-Effective Amendment No. 2 to this Form N-4 - Registration Statement filed with the SEC via EDGARLINK on October 23, 1996 (File No. 33-89028).
(2/) Incorporated herein by reference to registrant's Post-Effective Amendment No. 5 to this Form N-4 - Registration Statement filed with the SEC via EDGARLINK on August 8, 1997 (File No. 33-89028).
(3/) Incorporated herein by reference to registrant's Post-Effective Amendment No. 6 to this Form N-4 - Registration Statement filed with the SEC via EDGARLINK on April 30, 1998 (File No. 33-89028).
(4/) Incorporated herein by reference to registrant's Post-Effective Amendment No. 7 to this Form N-4 - Registration Statement filed with the SEC via EDGARLINK on March 1, 1999 (File No. 33-89028).
(5/) Incorporated herein by reference to registrant's Post-Effective Amendment No. 8 to this Form N-4 - Registration Statement filed with the SEC via EDGARLINK on April 28, 1999 (File No. 33-89028).
(6/) Incorporated herein by reference to registrant's Post-Effective Amendment No. 9 to this Form N-4 - Registration Statement filed with the SEC via EDGARLINK on February 11, 2000 (File No. 33-89028).
(7/) Incorporated herein by reference to registrant's Post-Effective Amendment No. 10 to this Form N-4 - Registration Statement filed with the SEC via EDGARLINK on April 27, 2000 (File No. 33-89028).
(8/) Incorporated herein by reference to the initial registration statement on Form N-4 for IL Annuity and Insurance Co. Separate Account 1 filed with the SEC via EDGARLINK on February 5, 2001 (File No. 333-54972).
(9/)  Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF IL ANNUITY AND INSURANCE COMPANY

-------------------------------------------------------------------------------------------------
Name and Principal Business Address*         Position and Office with Depositor
-------------------------------------------------------------------------------------------------
Roger K. Brooks**                            Chairman of the Board and Director
Mark V. Heitz                                President, Chief Executive Officer and Director
Michael H. Miller                            Executive Vice President, General Counsel, Secretary
                                             and Director
Mark K. Hammond                              Executive Vice President, Chief Financial Officer,
                                             Treasurer and Director
Garret P. Ryan                               Executive Vice President and Director
Thomas C. Godlasky**                         Executive Vice President, Chief Investment Officer
                                             and Director
Allen Atha III                               Executive Vice President, Chief Marketing Officer
                                             and Director
Stephen J. Shorrock***                       Director

-------------------------------------------------------------------------------------------------
Name and Principal Business Address*         Position and Office with Depositor
-------------------------------------------------------------------------------------------------
Thomas M. Fogt                               Executive Vice President - Corporate Development
Victor N. Daley**                            Executive Vice President, Chief Administrator and
                                             Human Resource Officer
Craig E. Selley                              Senior Vice President and Chief Information Officer
Larry J. Bruning                             Senior Vice President and Chief Actuary
Peter M. Birkey**                            Senior Vice President - Investments
Virginia L. Dougan                           Senior Vice President - Customer Services
Steven L. Hinrichs                           Senior Vice President - Marketing
Timothy S. Reimer                            Senior Vice President - Investments
Janet L. Sipes                               Senior Vice President - Marketing Department
David A. Brentlinger****                     Appointed Actuary

* Unless otherwise indicated, the principal business address is 555 South Kansas Avenue, Topeka, Kansas 66603.
** Principal business address is 699 Walnut St., Suite 2000, Des Moines, Iowa 50309.
*** Principal business address is 65 Froehlich Farm Blvd., Woodbury, New York 11797.
**** Principal business address is 2960 North Meridian St., Indianapolis, Indiana 46208.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     The following information concerns those companies that may be deemed to be controlled by or under common control with IL Annuity and Insurance Company. AmerUs Group Co. (AGC) owns 100% of each of the companies listed below, unless indicated otherwise:

AmerUs Group Co. (AGC) (IA)

     AmerUs Capital I (DE)

     AmerUs Capital II (DE)

     AmerUs Capital Management (ACM) (IA)

         ACM Properties, Inc. (IA)

     AmerUs Home Equity, Inc. (IA)

     AmerUs Life Insurance Company (AL) (IA)

         ILICO Holdings, Inc. (IH) (7.8%) (IN)

         AMAL Corporation (39%) (NE)

              Ameritas Variable Life Insurance Company (NE)

              Ameritas Investment Corp. (NE)

         American Vanguard Life Insurance Company (IA)

     ILICO Holdings, Inc. (92.2%) (IN)

         Indianapolis Life (IL) Insurance Co. Inc. (IN)

              IL Annuity & Insurance Company (KS)

              Bankers Life Insurance Company of New York (NY)

              IL Securities, Inc. (IN)

     AmerUs Annuity Group (AAG) (KS)

         American Investors Life Insurance Company, Inc. (KS)

         Delta Life & Annuity Company (KS)

         Senior Benefit Services of Kansas, Inc. (SBSK) (KS)

              Financial Benefit Life Insurance Company (KS)

ITEM 27. NUMBER OF CONTRACTOWNERS

     As of March 31, 2002, there were a total of 1,465 Visionary Contracts in force - 442 non-qualified and 1,023 qualified, and a total of 6,947 Visionary Choice Contracts in force - 2,278 non-qualified and 4,669 qualified.

ITEM 28. INDEMNIFICATION

     The By-Laws of IL Annuity and Insurance Company, as Amended and restated December 21, 2000, provide, in Article V, Section 15 A. through E, as follows:

                  Section 15.  INDEMNIFICATION:
                               ----------------

                  A. Indemnification in Action by Third Parties. The corporation
                     -------------------------------------------
may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorneys fees, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

                  B. Indemnification in Derivative Actions. The corporation may
                     -------------------------------------
indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, including attorneys fees, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification under this section (b) shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the court shall deem proper.

                  C. Indemnification for Expenses. To the extent that a director
                     ----------------------------
or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and
(b), or in defense of any claim, issue or matter therein, such director or officer shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith, including attorneys fees.

                  D. Determination of Right to Indemnification. Any
                     -----------------------------------------
indemnification under subsections (a) and (b), unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such director or officer has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

                  E. Advance of Expenses. Expenses incurred by a director or
                     -------------------
officer in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation.

ITEM 29. PRINCIPAL UNDERWRITER

(a) IL Securities, Inc. is the registrant's principal underwriter. It is also the principal underwriter for Bankers Life Insurance Company of New York Separate Account 1.
(b) Officers and Directors of IL Securities, and their addresses, are as follows:

Name and Principal Business Address*          Positions and Offices with the Underwriter
------------------------------------          ------------------------------------------

Roger K. Brooks                               Chairman of the Board

Garrett P. Ryan**                             Director

Thomas C. Godlasky                            Vice President and Director

Stephen J. Shorrock***                        Director

Gary R. McPhail****                           Director

Daniel J. LaBonte**                           President and Chief Executive Officer

Melinda Urion                                 Chief Financial Officer

Patricia Barnard**                            Vice President

Peter M. Birkey                               Vice President

Lisa P. Foxworthy-Parker**                    Secretary and Treasurer

Denise M. Mendt                               Vice President

Rebecca K. Rissen                             Assistant Treasurer

James A. Smallenberger                        Assistant Secretary

Kevin J. Wagoner                              Vice President

*    All of the persons listed above have as their principal business address:
699 Walnut St., Suite 2000, Des Moines, Iowa 50309, unless noted otherwise.
**   Principal business address is 2960 North Meridian St., Indianapolis,
Indiana 46208.
***  Principal business address is 65 Froehlich Farm Blvd., Woodbury, New
York 11797.
**** Principal business address is 611 5th Ave., Des Moines, Iowa 50309.

(c)(1)                             (2)                  (3)                (4)               (5)
Name of                    Net Underwriting
Principal                  Discounts and          Compensation on      Brokerage
Underwriter                Commissions            Redemption           Commissions      Compensation
-----------                -----------            ----------           -----------      ------------

IL Securities, Inc.        $1,119,305.76

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into a selling agreement with the principal underwriter, or broker-dealers having selling agreements with such broker-dealers with respect to the sales of the Visionary and Visionary Choice Contracts.

ITEM 30. LOCATION OF BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by IL Annuity and Insurance Company at its home office at 2960 North Meridian Street, Indianapolis, Indiana 46208.

ITEM 31. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

     (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to IL Annuity and Insurance Company for a statement of additional information.

     (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

     (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

     (e) The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IL Annuity and Insurance Co. Separate Account 1, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Post-Effective Amendment No. 12 to its registration statement to be signed on its behalf, in the City of Indianapolis, and the State of Indiana, on this 26th day of April, 2002.

                                        IL ANNUITY AND INSURANCE CO.
                                        SEPARATE ACCOUNT 1 (Registrant)


Attest: /s/ Chris S. Conroy             By: /s/ Mark V. Heitz
        ---------------------               -----------------------------
        Chris S. Conroy                     Mark V. Heitz
                                            President

                                        By: IL ANNUITY AND INSURANCE COMPANY
                                            (Depositor)


Attest:   /s/ Chris S. Conroy           By: /s/ Mark V. Heitz
          ---------------------             -----------------------------
          Chris S. Conroy                   Mark V. Heitz
                                            President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                              Title                        Date
     ---------                              -----                        ----

/s/ Roger K. Brooks        *        Chairman of the Board and       April 26, 2002
---------------------------         Director
Roger K. Brooks


/s/ Allen Atha III                  Executive Vice President,       April 26, 2002
--------------------------          Chief Marketing Officer
Allen Atha III                      and Director


/s/ Thomas C. Godlasky    *         Executive Vice President,       April 26, 2002
--------------------------          Chief Investment Officer
Thomas C. Godlasky                  and Director


/s/ Mark K. Hammond                 Executive Vice President,       April 26, 2002
--------------------------          Chief Financial Officer,
Mark K. Hammond                     Treasurer and Director

/s/ Mark V. Heitz                   President, Chief Executive      April 26, 2002
------------------                  Officer and Director
Mark V. Heitz


/s/ Michael H. Miller               Executive Vice President,       April 26, 2002
--------------------------          General Counsel, Secretary
Michael H. Miller                   and Director


/s/ Garrett P. Ryan       *         Executive Vice President        April 26, 2002
--------------------------          and Director
Garrett P. Ryan


/s/ Stephen J. Shorrock   *         Director                        April 26, 2002
--------------------------
Stephen J. Shorrock




/s/ Lee A. Schott                   On April 26, 2002, as Attorney-in-Fact pursuant
--------------------------          to powers of attorney filed herewith.
* By Lee A. Schott

                                  EXHIBIT INDEX


Exhibit 9                  Opinion and Consent of Michael H. Miller, Esq.

Exhibit 10(a)              Consent of Sutherland Asbill & Brennan LLP

Exhibit 10(b)              Consent of Ernst & Young LLP

Exhibit 15                 Powers of Attorney